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PROXY STATEMENT TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Comerica Incorporated
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Comerica Incorporated

Proxy Statement and Notice of
2012 Annual Meeting of Shareholders

Comerica Incorporated
Comerica Bank Tower
1717 Main Street
Dallas, Texas 75201

March 16, 2012

Dear Shareholder,

It is our pleasure to invite you to attend the 2012 Annual Meeting of Shareholders of Comerica Incorporated at 9:30 a.m., Central Time, on Tuesday, April 24, 2012 at Comerica Bank Tower, 1717 Main Street, 4th Floor, Dallas, Texas 75201. Registration will begin at 8:30 a.m., Central Time. A map showing the location of the Annual Meeting is on the back cover of the accompanying proxy statement.

The annual report, which we are simultaneously mailing or otherwise providing to you (or which we previously mailed or otherwise provided to you), summarizes Comerica's major developments during 2011 and includes the 2011 consolidated financial statements.

Whether or not you plan to attend the Annual Meeting, please submit your proxy promptly so that your shares will be voted as you desire.

Sincerely,

Ralph W. Babb, Jr. Chairman and Chief Executive Officer

PROXY STATEMENT

EXECUTIVE SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Shareholders

Time and Date	9:30 a.m., April 24, 2012
Place	Comerica Bank Tower 1717 Main Street, 4th Floor Dallas, Texas 75201
Record Date	February 24, 2012
Proxy Mailing Date	On or around March 16, 2012
Voting	Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.

Meeting Agenda

•	Election of seven directors
•	Ratification of Ernst & Young as independent auditors for 2012
•	Advisory approval of the Company's executive compensation
•	Transact other business that may properly come before the meeting

Voting Matters

	Board Vote Recommendation	Page Reference
Election of directors	FOR EACH DIRECTOR NOMINEE	72-77
Ratification of Ernst & Young as auditors for 2012	FOR	87
Advisory approval of the Company's executive compensation	FOR	91

Board Nominees

The following table provides summary information about each director nominee. Each director nominee will be elected for a one-year term. Directors are elected by a majority of votes cast.

					Committee Memberships
		Director since							Other Public Company Boards
Name	Age		Occupation	Independent	AC	GCNC	ERC	QLCC
Roger A. Cregg	55	2006	SVP Finance/ CFO, The ServiceMaster Company	X	F	X		X
T. Kevin DeNicola	57	2006	Former CFO, KIOR, Inc.	X	C, F		X	C	Georgia Gulf Corporation
Alfred A. Piergallini	65	1991	Consultant, Desert Trail Consulting	X		X			Central Garden & Pet Company
Nina G. Vaca	40	2008	Chairman & CEO, Pinnacle Technical Resources, Inc.	X	X		X	X	Kohl's Corporation
Richard G. Lindner	57	2008	Retired; Former SEVP & CFO, AT&T, Inc.	IFD		C	X
Robert S. Taubman	58	1987	Chairman, President & CEO, Taubman Centers, Inc.	X			X		Sotheby's Holdings, Inc., Taubman Centers, Inc.
Reginald M. Turner, Jr.	52	2005	Attorney, Clark Hill PLC	X	X		C	X

AC — Audit Committee; C — Chair; ERC — Enterprise Risk Committee; F — Financial expert; GCNC — Governance, Compensation and Nominating Committee; IFD — Independent Facilitating Director; QLCC — Qualified Legal Compliance Committee

Attendance

All director nominees and all incumbent directors attended at least seventy-five percent (75%) of the aggregate number of meetings held by the Board and all the committees of the Board on which the respective directors served.

Corporate Governance Highlights

Comerica is very committed to sound corporate governance practices. We believe that strong corporate governance is important, and that integrity and trustworthiness are the cornerstones upon which successful companies are built. In light of this belief, over the past several years, we have implemented multiple enhancements in the corporate governance of Comerica. Specifically, we have:

  •
  appointed an independent Facilitating Director who participates in the process of preparing meeting agendas and schedules and presides over executive sessions of the Board of Directors;

  •
  adopted a majority vote standard for director elections (for more information, see page 11);

  •
  eliminated supermajority voting requirements in our governing documents;

  •
  provided enhanced sustainability disclosures;

  •
  implemented changes to our governing documents to phase out our classified Board of Directors; and

  •
  prohibited transactions by employees and directors that are designed to hedge or offset any decrease in the market value of Comerica's equity securities.

Auditors

As a matter of good corporate governance, we are asking our shareholders to ratify the selection of Ernst & Young as our independent auditors for 2012. Set forth below is summary information with respect to Ernst & Young's fees for services provided in 2011 and 2010.

	2011	2010
Audit Fees	$2,092,177	$1,900,885
Audit-Related Fees	364,415	269,800
Tax Fees	228,508	171,489
All Other Fees	1,995	2,790

	$2,687,095	$2,344,964

Three-Year Total Shareholder Return

Comerica experienced positive long-term total shareholder return ("TSR") of 34% for the three-year period ended 12/31/11.

Three-Year Total Shareholder Return
For the Three Years Ended 12/31/11

(1)
S&P 500 Financial Sector Index Global Industry Classification Standard (GICS) Level 1.

Compensation Practices Comerica Does NOT Utilize

Compensation Practices Comerica Does NOT Utilize	Description
Employment Agreements*	Employment agreements are not provided to Comerica's executive team.
Perquisites	As of June 30, 2010, Comerica eliminated all executive officer perquisite programs.
Personal Use of Corporate Aircraft

Comerica does not allow executives to use corporate aircraft for personal travel (except in the event of an emergency such as a medical or life-threatening event, in which case the executive is required to reimburse Comerica for the full incremental cost of such use).

Change of Control Agreements
• Excise Tax Gross-Up Payments

Since 2008, Comerica has not entered into any new Change of Control Agreements that include any provision for excise tax gross-up payments on behalf of terminated executives, and it will not include the provision in any future agreements.

• Severance Payment Rights

Since 2008, Comerica has not entered into any new Change of Control Agreements that include any provision that effectively allows for severance payments to be made solely on account of the occurrence of a change of control event (typically referred to as "single trigger" or "modified single trigger" provisions). Additionally, Comerica will not include such provisions in any future agreements. More details can be found on pages 43-44.

*
Mr. Babb has an outstanding Supplemental Pension and Retiree Medical Agreement dated May 29, 1998. Details can be found on page 44.

Executive Compensation Elements

Key Objectives
	Compensation Elements	Philosophy Statement	Attract & Retain	Reward Short-Term Performance	Reward Long-Term Performance	Align to Shareholder Interests

TARGET CASH The mix of base salary and STIs is balanced against LTIs to	Base Salary	Base salary is used to compete in the market for talent and forms the foundation for our other reward vehicles.	X
provide appropriate focus on
both short and long-term results, with the goal of discouraging behavior that could give rise to excessive risk-taking.	Short-Term Incentives ("STIs")	Our short-term cash incentive plan rewards annual relative performance against our 11 peer financial institutions, based on specific metrics. To achieve a top payout, our performance must rank first among our peers in all metrics.	X	X		X

	Cash Incentives	Our long-term cash incentive plan rewards three-year relative performance against our 11 peer financial institutions, based on specific metrics. To achieve a top payout, our performance must rank first among our peers in all metrics.	X		X	X

Equity Incentives
		Long-term equity incentives align management with shareholder interests and reward long-term performance. Value is created for participants when sustained performance increases stock price over several years. We primarily use two vehicles, stock options and restricted stock:	X		X	X
LONG-TERM INCENTIVES
("LTIs") We use a mix of both cash and equity in our long-term incentive programs. Measuring long-term performance incents behaviors that preserve shareholder value.

•

Stock Options.    Our stock options use the closing price on the date of grant for the strike price. Vesting occurs over four years, and the participant only receives a benefit when the stock price increases so that the shareholders also benefit.

•

Restricted Stock.    Restricted stock grants for the NEOs vest in their entirety at the end of five years. They are utilized as a retention tool to incent key leadership to remain with Comerica. Their value is directly tied to the stock price and therefore aligns management with shareholder interests.

OTHER	Other Compensation and Benefit Programs / Retirement Benefits	Comerica offers all employees benefits programs that provide protections for health, welfare and retirement.	X

2011 Compensation Summary

Set forth below is the 2011 compensation for each named executive officer as determined under SEC rules.

Name and Principal Position (a)	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ralph W. Babb, Jr.	2011	1,170,873	0	2,127,040	1,349,010	2,416,944	2,745,500	9,800	9,819,167
Chairman of the Board,	2010	2,727,452	0	1,233,540	757,680	1,986,350	2,108,247	32,180	8,845,449
President and Chief Executive Officer, Comerica Incorporated and Comerica Bank	2009	985,000	0	1,801,280	545,908	0	866,533	67,674	4,266,395
Elizabeth S. Acton	2011	598,712	0	430,100	274,950	725,274	391,573	9,800	2,430,409
Executive Vice President	2010	981,416	0	372,020	227,920	446,000	275,273	15,115	2,317,744
and Chief Financial Officer,	2009	512,500	0	394,659	151,496	0	177,884	30,308	1,266,847
Comerica Incorporated and Comerica Bank
Karen L. Parkhill	2011	218,942	792,222	1,131,078	505,800	357,778	0	991,242	3,997,062
Vice Chairman and Chief Financial Officer, Comerica Incorporated and Comerica Bank
Lars C. Anderson	2011	600,000	0	1,818,150	280,800	907,667	0	261,616	3,868,233
Vice Chairman, Comerica Incorporated and Comerica Bank
Curtis C. Farmer	2011	571,393	0	410,550	257,400	912,635	0	22,050	2,174,028
Vice Chairman,	2010	937,042	0	411,180	258,720	346,000	0	30,952	1,983,894
Comerica Incorporated and Comerica Bank	2009	430,769	0	262,564	119,499	55,781	0	699,274	1,567,887
J. Michael Fulton	2011	547,854	0	391,000	234,000	661,540	884,586	9,800	2,728,780
Executive Vice President, Comerica Incorporated and Comerica Bank
Dale E. Greene	2011	445,073	75,488	782,000	0	562,909	961,353	9,800	2,836,623
Executive Vice President,	2010	1,009,073		450,340	277,200	522,000	1,142,136	19,374	3,420,123
Comerica Incorporated and Comerica Bank
(a)
Current position held by the NEO as of March 16, 2012, except for Elizabeth S. Acton who was Chief Financial Officer from January 1, 2011 - November 1, 2011, and Dale E Greene, who retired on September 1, 2011.

For more information, see the narrative and notes accompanying the "2011 Summary Compensation Table" set forth on pages 47-50.

COMERICA INCORPORATED
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
APRIL 24, 2012

Date:	April 24, 2012
Time:	9:30 a.m., Central Time
Place:	Comerica Bank Tower 1717 Main Street, 4th Floor Dallas, Texas 75201

We invite you to attend the Comerica Incorporated Annual Meeting of Shareholders for the following purposes:

  1.
  To elect seven Class I and Class III directors nominated by the Board of Directors for one-year terms expiring in 2013 or upon the election and qualification of their successors;

  2.
  To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2012;

  3.
  To approve a non-binding, advisory proposal approving executive compensation; and

  4.
  To transact any other business that is properly submitted before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The record date for the Annual Meeting is February 24, 2012 (the "Record Date"). Only shareholders of record at the close of business on the Record Date can vote at the Annual Meeting. Comerica mailed this Notice of Annual Meeting to those shareholders. Action may be taken at the Annual Meeting on any of the foregoing proposals on the date specified above or any date or dates to which the Annual Meeting may be adjourned or postponed.

Comerica will have a list of shareholders who can vote at the Annual Meeting available for inspection by shareholders at the Annual Meeting and, for 10 days prior to the Annual Meeting, during regular business hours at the offices of the Comerica Corporate Legal Department, Comerica Bank Tower, 1717 Main Street, Dallas, Texas 75201.

If you plan to attend the Annual Meeting but are not a shareholder of record because you hold your shares in street name, please bring evidence of your beneficial ownership of your shares with you to the Annual Meeting. See the "Questions and Answers" section of the proxy statement for a discussion of the difference between a shareholder of record and a street name holder.

Whether or not you plan to attend the Annual Meeting and whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. Registered holders may vote by signing, dating and returning the enclosed proxy card, if applicable, by using the automated telephone voting system, or by using the Internet voting system. "Street name" holders must vote their shares in the manner prescribed by their brokerage firm, bank or other nominee. You will find instructions for voting in the "Questions and Answers" section of the proxy statement.

By Order of the Board of Directors,

Jon W. Bilstrom Executive Vice President — Governance, Regulatory Relations and Legal Affairs, and Corporate Secretary

March 16, 2012

Comerica Incorporated
Comerica Bank Tower
1717 Main Street
Dallas, Texas 75201

2012 PROXY STATEMENT

QUESTIONS AND ANSWERS

What is a proxy?

A proxy is your authorization for someone else to vote for you in the way that you want to vote. When you complete and submit a proxy card or use the automated telephone voting system or the Internet voting system, you are submitting a proxy. The Board of Directors of Comerica Incorporated ("Comerica" or the "Company") is soliciting this proxy. All references in this proxy statement to "you" will mean you, the shareholder, and to "yours" will mean the shareholder's or shareholders', as appropriate.

What is a proxy statement?

A proxy statement is a document the United States Securities and Exchange Commission (the "SEC") requires to explain the matters on which you are asked to vote on by proxy and to disclose certain related information. This proxy statement and, if applicable, the accompanying proxy card were first mailed to the shareholders on or about March 16, 2012.

Who can vote?

Only record holders of Comerica's common stock at the close of business on February 24, 2012, the Record Date, can vote at the Annual Meeting. Each shareholder of record has one vote, for each share of common stock owned, on each matter presented for a vote at the Annual Meeting.

What is the difference between a shareholder of record and a "street name" holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, then the brokerage firm, bank or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank or other nominee how to vote their shares. See "How can I vote?" below.

How can I vote?

If you are a shareholder of record as of the Record Date, as opposed to a street name holder, you will be able to vote in four ways: In person, by telephone, by the Internet, or (in most cases) by proxy card. If you previously enrolled in a program to receive electronic versions of Comerica's annual report and proxy statement instead of receiving the printed versions, however, you may receive an email notice rather than a proxy card, in which case the email notice will provide you with the information you will need to vote.

To vote by proxy card, sign, date and return the enclosed proxy card, if applicable. To vote by using the automated telephone voting system or the Internet voting system, the instructions for shareholders of record are as follows:

        TO VOTE BY TELEPHONE: 1-800-560-1965

  •
  Use any touch-tone telephone to vote your proxy.

  •
  Have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available when you call.

  •
  Follow the simple instructions the system provides you.

  •
  You may dial this toll free number at your convenience, 24 hours a day, 7 days a week. The deadline for telephone voting is 11:59 p.m. (Central Time), April 23, 2012. For shares held in Comerica's employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 22, 2012.

(OR)

        TO VOTE BY THE INTERNET:            http://www.ematerials.com/cma

  •
  Use the Internet to vote your proxy.

  •
  Have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available when you access the website.

  •
  Follow the simple instructions to obtain your records and create an electronic ballot.

  •
  You may log on to this Internet site at your convenience, 24 hours a day, 7 days a week. The deadline for Internet voting is 11:59 p.m. (Central Time), April 23, 2012. For shares held in Comerica's employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 22, 2012.

If you submit a proxy to Comerica before the Annual Meeting, the persons named as proxies will vote your shares as you direct. If no instructions are specified, the proxy will be voted for the seven Class I and Class III directors nominated by the Board of Directors; for the ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2012; and for the approval of executive compensation.

You may revoke a proxy at any time before the proxy is exercised by:

  (1)
  delivering written notice of revocation to the Corporate Secretary of Comerica at the Corporate Legal Department, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201;

  (2)
  submitting another properly completed proxy card that is later dated;

  (3)
  voting by telephone at a subsequent time;

  (4)
  voting by the Internet at a subsequent time; or

  (5)
  voting in person at the Annual Meeting.

If you hold your shares in "street name," you must vote your shares in the manner prescribed by your brokerage firm, bank or other nominee. Your brokerage firm, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the brokerage firm, bank or other nominee how to vote your shares. If you hold your shares in street name and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker and present it at the Annual Meeting.

What is a quorum?

There were 197,451,106 shares of Comerica's common stock issued and outstanding on the Record Date. A majority of the issued and outstanding shares, 98,725,554 shares, present or represented by proxy at the meeting, constitutes a quorum. A quorum must exist to conduct business at the Annual Meeting.

What vote is required?

Directors:    If a quorum exists, the nominees for Class I and Class III directors receiving a majority of the votes cast (i.e., the number of shares voted "for" a director nominee exceeds the number of votes cast "against" that nominee) will be elected as Class I or Class III directors. Votes cast will include only votes cast with respect to shares present in person or represented by proxy at the meeting and entitled to vote and will exclude abstentions. Therefore, shares not present at the meeting, broker non-votes (described below) and shares voting "abstain" have no effect on the election of directors. If the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at the meeting.

Other Proposals:    If a quorum exists, the proposals: (i) to ratify the appointment of Ernst & Young LLP as independent auditors and (ii) to approve a non-binding, advisory proposal to approve executive compensation must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal in question. Therefore, abstentions will have the same effect as voting against the applicable proposal. Broker non-votes will not be counted as eligible to vote on the applicable proposal and, therefore, will have no effect on the outcome of the voting on that proposal.

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote under the rules of the stock exchange or other organization of which it is a member. In this situation, a "broker non-vote" occurs.

Comerica will vote properly completed proxies it receives prior to the Annual Meeting in the way you direct. If you do not specify instructions, the shares represented by those properly completed proxies will be voted (i) to elect the seven Class I and Class III directors nominated by the Board of Directors; (ii) to ratify the appointment of Ernst & Young LLP as independent auditors; and (iii) to approve the non-binding, advisory proposal to approve executive compensation. No other matters are currently scheduled to be acted upon at the Annual Meeting.

An independent third party, Wells Fargo Bank, N.A., will act as the inspector of the Annual Meeting and the tabulator of votes.

Who pays for the costs of the Annual Meeting?

Comerica pays the cost of preparing and printing the proxy statement and soliciting proxies. Comerica will solicit proxies primarily by mail, but may also solicit proxies personally and by telephone, the Internet, facsimile or other means. Comerica will use the services of Georgeson Inc., a proxy solicitation firm, at a cost of $10,000 plus out-of-pocket expenses and fees for any special services. Officers and regular employees of Comerica and its subsidiaries may also solicit proxies, but they will not receive additional compensation for soliciting proxies. Comerica also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation materials to beneficial owners of Comerica's common stock.

How does the Board select nominees for the Board?

In identifying potential candidates for nomination as directors, the Governance, Compensation and Nominating Committee considers the specific qualities and skills of potential directors. Criteria for assessing nominees include a potential nominee's ability to represent the interests of Comerica's four core constituencies: its shareholders, its customers, the communities it serves and its employees. Minimum qualifications for a director nominee are experience in those areas that the Board determines are necessary and appropriate to meet the needs of Comerica, including leadership positions in public companies, small or middle market businesses, or not-for-profit, professional or educational organizations.

For those proposed director nominees who meet the minimum qualifications, the Governance, Compensation and Nominating Committee then assesses the proposed nominee's specific qualifications, evaluates his or her independence, and considers other factors, including skills, geographic location, considerations of diversity, standards of integrity, memberships on other boards (with a special focus on director interlocks), and ability and willingness to commit to serving on the Board for an extended period of time and to dedicate adequate time and attention to the affairs of Comerica as necessary to properly discharge his or her duties.

The Governance, Compensation and Nominating Committee will consider director nominees proposed by shareholders, as well as other shareholder proposals, provided such proposals comply with Comerica's applicable procedures as described below. More information regarding the selection of director nominees is included below under "Proposal I Submitted for Your Vote — Election of Directors."

When are shareholder proposals for the 2013 Annual Meeting due?

To be considered for inclusion in next year's proxy statement, all shareholder proposals must comply with applicable laws and regulations, including SEC Rule 14a-8, as well as Comerica's bylaws, and must be submitted in writing to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, and received by November 16, 2012.

Under Comerica's bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to propose items of business at an Annual Meeting of Comerica's shareholders. For the 2013 Annual Meeting of Shareholders, notice must be received by Comerica's Corporate Secretary no later than the close of business on January 24, 2013 and no earlier than the close of business on December 25, 2012. If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one-year anniversary of this year's Annual Meeting date (i.e., April 24, 2012), Comerica must receive your notice no earlier than the close of business on the 120th day prior to the new Annual Meeting date and no later than the close of business on the later of the 90th day prior to the new Annual Meeting date or the 10th day following the day on which Comerica first made a public announcement of the new Annual Meeting date.

Comerica's bylaws contain additional requirements for shareholder proposals. A copy of Comerica's bylaws can be obtained by making a written request to the Corporate Secretary.

How can shareholders nominate persons for election as directors at the 2013 Annual Meeting?

All shareholder nominations of persons for election as directors at the 2013 Annual Meeting of Shareholders must comply with applicable laws and regulations, as well as Comerica's bylaws, and must be submitted in writing to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201.

Under Comerica's bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to nominate persons for election as directors at an Annual Meeting of Comerica's Shareholders. For the 2013 Annual Meeting of Shareholders, written notice must be received by Comerica's Corporate Secretary no later than the close of business on January 24, 2013 and no earlier than the close of business on December 25, 2012.

If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one-year anniversary of this year's Annual Meeting date (i.e., April 24, 2012), or if a special meeting of shareholders is called for the purpose of electing directors, Comerica must receive your notice no earlier than the close of business on the 120th day prior to the meeting date and no later than the close of business on the later of the 90th day prior to the meeting date or the 10th day following the day on which Comerica first made a public announcement of the meeting date (and, in the case of a special meeting, of the nominees proposed by the Board of Directors to be elected at such meeting).

If Comerica increases the number of directors to be elected to the Board at the Annual Meeting and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the immediately preceding year's Annual Meeting, then Comerica will consider your notice timely (but only with respect to nominees for any new positions created by such increase) if Comerica receives your notice no later than the close of business on the 10th day following the day on which Comerica first makes the public announcement of the increase in the number of directors.

In addition, Article III, Section 12 of the bylaws requires a nominee for election or re-election as a director of Comerica to complete and deliver to the Corporate Secretary (in accordance with the time periods described above, in the case of director nominations by shareholders) a written questionnaire prepared by Comerica with respect to the background and qualification of the person and, if applicable, the background of any other person or entity on whose behalf the nomination is being made.

A nominee also must make certain representations and agree that he or she (A) will abide by the requirements of Article III, Section 13 of the bylaws (concerning, among other things, the required tendering of a resignation by a director who does not receive a majority of votes cast in an uncontested election), (B) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how, if elected as a director of Comerica, he or she will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to Comerica or (2) any Voting Commitment that could limit or interfere with his or her ability to comply, if elected as a director of Comerica, with his or her fiduciary duties under applicable law, (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than Comerica with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed, and (D) in his or her individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of Comerica, and would comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of Comerica.

You may receive a copy of Comerica's bylaws specifying the advance notice and additional requirements for shareholder nominations by making a written request to the Corporate Secretary.

How many of Comerica's directors are independent?

Comerica's Board of Directors has determined that 8 of Comerica's 9 current directors, or 89%, are independent. For a discussion of the Board of Directors' basis for this determination, see the section of this proxy statement entitled "Director Independence and Transactions of Directors with Comerica."

Does Comerica have a Code of Ethics?

Yes, Comerica has a Code of Business Conduct and Ethics for Employees, which applies to employees and agents of Comerica and its subsidiaries and affiliates, as well as a Code of Business Conduct and Ethics for Members of the Board of Directors. Comerica also has a Senior Financial Officer Code of Ethics that applies to the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Treasurer and Executive Vice President of Finance of Comerica. The Code of Business Conduct and Ethics for Employees, the Code of Business Conduct and Ethics for Members of the Board of Directors and the Senior Financial Officer Code of Ethics are available on Comerica's website at www.comerica.com. Copies of such codes can also be obtained in print by making a written request to the Corporate Secretary.

How many copies of the annual report and proxy statement should I receive?

Unless we receive contrary instructions, we normally send a single set of our annual report or proxy statement to a household at which two or more shareholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as "Householding," and it benefits both Comerica and you. It reduces the volume of duplicate information received at your household and helps Comerica reduce expenses. Each shareholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

Comerica will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the document was delivered. If you received a single set of disclosure documents for the current year, but you would prefer to receive your own copy this year, you may direct requests for separate copies to the Corporate Secretary.

If you are a registered shareholder who resides at the same address as another shareholder and you would prefer to receive your own set of the annual report and/or proxy statement in future years, you may contact our transfer agent, Wells Fargo Shareowner Services, at (877) 602-7615. You will need to enter your account number and Comerica number 114. Alternatively, you may write to our transfer agent at the following address: Wells Fargo Shareowner Services, Attn: Householding, P.O. Box 64854, St. Paul, MN 55164-0854. If you hold your shares in street name, you may revoke your consent to Householding by contacting your brokerage firm, bank or other nominee or by following the directions set forth on the voting instruction card you received with the proxy materials. If you are currently receiving multiple copies of the annual report and/or proxy statement and want to receive only a single copy in the future through Householding, follow the same instructions set forth above for registered shareholders or street name holders, as applicable.

Is this year's proxy statement available electronically?

Yes. You may view this proxy statement, as well as the 2011 annual report, electronically by going to www.ematerials.com/cma and clicking on the document you wish to view, either the proxy statement or annual report.

Can I receive future annual reports and proxy statements electronically instead of receiving paper copies through the mail?

Yes. If your shares are registered directly in your name (i.e., you do not hold them in street name) and you have access to the Internet, you can receive Comerica's annual report and proxy statement over the Internet rather than in printed form. Enrolling in this service will take just a few minutes of your time. It will give you faster delivery of the documents and will save Comerica the cost of printing and mailing. To agree to access the electronic versions of Comerica's annual report and proxy statement instead of receiving the printed versions by mail, go to www.ematerials.com/cma and follow the instructions under Request Meeting Materials. Have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available when you access the website. If you agree to electronic delivery, once the annual report and proxy statement are available on the website, we will email you a notice with the website address that you should use to access the information and to receive voting instructions. Paper copies of the annual report and proxy statement would not be sent unless you request them. Comerica also may choose to send one or more items to you in paper form despite your consent to receive them electronically.

If you hold your shares in street name, you should contact your brokerage firm, bank or other nominee to determine the process for receiving Comerica's annual report and proxy statement over the Internet rather than in printed form.

By consenting to electronic delivery, you are stating that you currently have access to the Internet and expect to have access in the future. If you do not have access to the Internet, or do not expect to have access in the future, please do not consent to electronic delivery because Comerica may rely on your consent and not deliver paper copies of future Annual Meeting materials. In addition, if you consent to electronic delivery, you will be responsible for the costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, in connection with the electronic delivery of the annual report and proxy statement.

A copy of Comerica's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission, may be obtained without charge upon written request to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 24, 2012.

The proxy statement and annual report to security holders are available at www.ematerials.com/cma.

SECURITY OWNERSHIP OF MANAGEMENT

The following table contains information about the number of shares of Comerica's common stock beneficially owned by Comerica's incumbent directors and director nominees, the persons named in the "2011 Summary Compensation Table" presented in this proxy statement (the "named executive officers") and all incumbent directors and executive officers as a group. The number of shares each individual beneficially owns includes shares over which the person has or shares voting or investment power as of February 24, 2012 and also any shares which the individual can acquire by April 24, 2012 (60 days after the Record Date), through the exercise of any stock option or other right. Unless indicated otherwise, each individual has sole investment and voting power (or shares those powers with his or her spouse or other family members) with respect to the shares listed in the table.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Elizabeth S. Acton	317,213	(1)(2)	*
Lars C. Anderson	92,485	(3)	*
Ralph W. Babb, Jr.	1,476,903	(2)(4)	*
Roger A. Cregg	17,185	(5)(6)(7)	*
T. Kevin DeNicola	15,720	(5)(6)	*
Curtis C. Farmer	78,522	(8)	*
J. Michael Fulton	327,475	(2)(9)	*
Dale E. Greene	342,692	(2)(10)	*
Jacqueline P. Kane	9,861	(5)(6)(11)	*
Richard G. Lindner	19,639	(5)(6)	*
Karen L. Parkhill	60,483	(12)	*
Alfred A. Piergallini	70,402	(5)(6)(13)	*
Robert S. Taubman	34,023	(5)(6)(13)	*
Reginald M. Turner, Jr.	14,732	(5)(6)	*
Nina G. Vaca (Ximena G. Humrichouse)	9,493	(5)(6)	*
Directors and executive officers as a group (24 people)	3,925,105	(14)(15)	1.96%

Footnotes:

*
Represents holdings of less than one percent of Comerica's common stock.

(1)
Includes 57,759 shares of restricted stock of Comerica subject to future vesting conditions ("restricted stock") and options to purchase 232,300 shares of common stock of Comerica that are or will be exercisable as of April 24, 2012, which Comerica granted to Ms. Acton under Comerica's Long-Term Incentive Plan.

(2)
Includes the following number of shares deemed invested, on behalf of the respective executives, in Comerica common stock under deferred compensation plans: Ms. Acton, 641 shares; Mr. Babb, 38,722 shares; Mr. Fulton, 5,913 shares; and Mr. Greene, 13,467 shares.

(3)
Includes 43,500 shares of restricted stock and options to purchase 13,500 shares of common stock of Comerica that are or will be exercisable as of April 24, 2012, which Comerica granted to Mr. Anderson under Comerica's Long-Term Incentive Plan. Also includes 35,485 restricted stock units, over which Mr. Anderson does not have voting or investment power. The restricted stock units vest in three equal installments on January 25, 2015, January 25, 2017 and January 25, 2019, and are settled in stock on March 4, 2021.

(4)
Includes 317,200 shares of restricted stock and options to purchase 926,900 shares of common stock of Comerica that are or will be exercisable as of April 24, 2012, which Comerica granted to Mr. Babb under Comerica's Long-Term Incentive Plan. Also includes 117,381 shares held jointly with his spouse.

(5)
Includes restricted stock units, over which directors do not have voting or investment power, as follows: 12,085 restricted stock units for each non-employee director except for Roger A. Cregg and T. Kevin DeNicola, who each hold 9,444 restricted stock units, Reginald M. Turner, Jr., who holds 11,675 restricted stock units, Richard G. Lindner, who holds 8,190 restricted stock units and Jacqueline P. Kane and Nina G. Vaca, who each hold 6,125 restricted stock units. These restricted stock units vest one year after the date of the award, with such vesting contingent upon the participant's continued service as a director of Comerica for a period of one year after the date of the award. They will be settled in common stock one year after the respective director's service as a director of Comerica terminates.

(6)
Includes the following number of shares deemed invested, on behalf of the respective non-employee directors, in Comerica common stock under a deferred compensation plan: Roger A. Cregg, 2,741 shares; T. Kevin DeNicola, 6,276 shares; Jacqueline P. Kane, 2,662 shares; Richard G. Lindner, 11,449 shares; Alfred A. Piergallini, 4,865 shares; Robert S. Taubman, 3,876 shares; Reginald M. Turner, Jr., 1,057 shares; and Nina G. Vaca, 3,367 shares.

(7)
Includes 5,000 shares in an account held jointly with his spouse.

(8)
Includes 56,947 shares of restricted stock and options to purchase 21,575 shares of common stock of Comerica that are or will be exercisable as of April 24, 2012, which Comerica granted to Mr. Farmer under Comerica's Long-Term Incentive Plan.

(9)
Includes 58,116 shares of restricted stock and options to purchase 247,900 shares of common stock of Comerica that are or will be exercisable as of April 24, 2012, which Comerica granted to Mr. Fulton under Comerica's Long-Term Incentive Plan. Also includes 2,890 shares held jointly with his spouse.

(10)
Includes options to purchase 249,650 shares of common stock of Comerica that are or will be exercisable as of April 24, 2012, which Comerica granted to Mr. Greene under Comerica's Long-Term Incentive Plan. Also includes 79,418 shares in an account held jointly with his spouse and 157 shares in a 401(k) account held by his spouse.

(11)
Includes 1,074 shares in an account held jointly with her spouse.

(12)
Includes 26,000 shares of restricted stock, which Comerica granted to Ms. Parkhill under Comerica's Long-Term Incentive Plan. Also includes 34,483 restricted stock units, over which Ms. Parkhill does not have voting or investment power. The restricted stock units vest in three equal installments on August 31, 2014, August 31, 2015 and August 31, 2016 and are settled in stock on August 31, 2016.

(13)
Includes options to purchase 7,500 shares of common stock of Comerica that are or will be exercisable as of April 24, 2012. Comerica granted these options under Comerica's Stock Option Plan for Non-Employee Directors.

(14)
Includes 850,182 shares of restricted stock and options to purchase 2,325,818 shares of Comerica's common stock that are exercisable by February 24, 2012 or will become exercisable by April 24, 2012, all of which are beneficially owned by incumbent directors, nominees and executive officers as a group. Comerica granted the options under Comerica's long-term incentive plans and Comerica's Stock Option Plan for Non-Employee Directors. The number shown also includes 69,967 restricted stock units held by executive officers as a group and 75,174 restricted stock units held by incumbent directors and nominees as a group; in each case, the officer or director does not have voting or investment power over such restricted stock units. 110,288 shares are deemed invested, on behalf of the directors and executives, in Comerica common stock under deferred compensation plans; the officer or director does not have voting power over such shares. The number additionally includes 207,989 shares of Comerica's common stock for which the directors, nominees and executive officers share voting and investment power, or which are held by spouses of such persons. As well, the number includes warrants to purchase 1,000 shares of common stock of Comerica. The number shown does not include any shares that are pledged.

(15)
As of February 24, 2012, consists of 8 non-employee directors, 15 current executive officers, one of whom is an employee director, and one former executive officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires that Comerica's directors, executive officers and persons who own more than ten percent of a registered class of Comerica's equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC and the New York Stock Exchange not later than specified deadlines. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons, Comerica believes that, during the year ended December 31, 2011, each of its executive officers, directors and greater than ten percent shareholders complied with all such applicable filing requirements.

 EXECUTIVE OFFICERS

The following table provides information about Comerica's current executive officers. The Board has determined that the current officers who are in charge of principal business units, divisions or functions and officers of Comerica or its subsidiaries who perform significant policy making functions for Comerica are (1) the members of the Management Policy Committee and (2) the Chief Accounting Officer. The current members of the Management Policy Committee are the Chairman, President and Chief Executive Officer (Mr. Babb), the Executive Vice President, Finance (Ms. Acton), the Vice Chairman, Business Bank (Mr. Anderson), the Executive Vice President, Governance, Regulatory Relations and Legal Affairs and Corporate Secretary (Mr. Bilstrom), the Executive Vice President, Chief Human Resources Officer (Ms. Burkhart), the Executive Vice President, General Auditor (Mr. Duprey) (non-voting member), the Vice Chairman, Wealth Management and Retail Bank (Mr. Farmer), the Executive Vice President of Comerica Incorporated and President of Comerica Bank-Texas Market (Mr. Faubion), the Executive Vice President of Comerica Incorporated and the President and Chief Executive Officer of Comerica Bank-Western Market (Mr. Fulton), the Executive Vice President and Chief Credit Officer (Mr. Killian), the Executive Vice President, Planning, Forecasting, Analysis & Enterprise Risk (Mr. Michalak), the Executive Vice President and Chief Information Officer (Mr. Obermeyer), the Vice Chairman and Chief Financial Officer (Ms. Parkhill), and the Executive Vice President of Comerica Incorporated and the President of Comerica Bank-Michigan Market (Mr. Ogden). The Chief Accounting Officer is Ms. Carr.

Name	Age as of March 16, 2012	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
Elizabeth S. Acton	60	Executive Vice President (since April 2002), Chief Financial Officer (April 2002 to November 2011) and Treasurer (May 2004 to May 2005), Comerica Incorporated and Comerica Bank.	2002-Present
Lars C. Anderson	51	Vice Chairman (since December 2010), Comerica Incorporated and Comerica Bank; Executive Vice President (October 2010 to November 2010), Group Banking Executive (August 2010 to November 2010), Group President, Georgia and Texas (August 2009 to August 2010), Group President, Georgia and Alabama (2003 to August 2009) and Regional President (2001 to October 2010), BB&T Corporation (financial services company).	2010-Present

Name	Age as of March 16, 2012	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
Ralph W. Babb, Jr.	63	President and Chief Executive Officer (since January 2002), Chairman (since October 2002), Chief Financial Officer (June 1995 to April 2002) and Vice Chairman (March 1999 to January 2002), Comerica Incorporated and Comerica Bank.	1995-Present
Jon W. Bilstrom	65	Executive Vice President (since January 2003) and Corporate Secretary (since June 2003), Comerica Incorporated; Executive Vice President (since May 2003) and Secretary (since June 2003), Comerica Bank.	2003-Present
Megan D. Burkhart	40	Executive Vice President, Chief Human Resources Officer (since January 2010), Senior Vice President and Director of Compensation (February 2007 to January 2010), and First Vice President, Human Resources Director, Credit and Corporate Staff (June 2004 to February 2007), Comerica Incorporated and Comerica Bank.	2010-Present
Muneera S. Carr	43	Chief Accounting Officer (since July 2010) and Senior Vice President (since February 2010), Comerica Incorporated and Comerica Bank; Senior Vice President, Head of Accounting Policy (June 2009 to January 2010), Suntrust Banks, Inc. (financial services company); Professional Accounting Fellow (June 2007 to June 2009), Securities and Exchange Commission Office of Chief Accountant (federal securities regulatory agency); Senior Vice President, Accounting Policy (July 2005 to June 2007), Bank of America (financial services company).	2010-Present

Name	Age as of March 16, 2012	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
David E. Duprey	54	Executive Vice President, General Auditor (since March 2006), Comerica Incorporated and Comerica Bank.	2006-Present
Curtis C. Farmer	49	Vice Chairman (since May 2011) and Executive Vice President (October 2008 to May 2011), Comerica Incorporated and Comerica Bank; Executive Vice President and Wealth Management Director (October 2005 to October 2008), Wachovia Corporation (financial services company).	2008-Present
J. Patrick Faubion	58	Executive Vice President (since August 2010), Comerica Incorporated; President — Texas Market (since July 2010), Executive Vice President (January 2010 to July 2010) and Executive Vice President — Texas Market (July 2003 to January 2010), Comerica Bank.	2010-Present
J. Michael Fulton	62	Executive Vice President (since May 2002 and April 1997 to May 2000), Comerica Incorporated; President and Chief Executive Officer — Western Market (since July 2003), Comerica Bank.	1994-2001; 2003-Present
John M. Killian	59	Executive Vice President and Chief Credit Officer (February 2010 to present) and Executive Vice President, Credit Policy (October 2002 to January 2010), Comerica Incorporated and Comerica Bank.	2010-Present

Name	Age as of March 16, 2012	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
Michael H. Michalak	54	Executive Vice President (since November 2007), Treasurer (July 2011 to November 2011) and Senior Vice President (March 1998 to November 2007), Comerica Incorporated; Executive Vice President (since November 2007), Treasurer (July 2011 to November 2011) and Senior Vice President (November 2003 to November 2007), Comerica Bank.	2003-Present
Paul R. Obermeyer	54	Executive Vice President (since September 2010) and Chief Information Officer (since November 2010), Comerica Incorporated; Executive Vice President (since September 2005), Comerica Bank.	2010-Present
Thomas D. Ogden	63	Executive Vice President (since March 2007), Comerica Incorporated; President — Michigan Market (since March 2007) and Executive Vice President (March 2001 to March 2007), Comerica Bank.	1999-2001; 2007-Present
Karen L. Parkhill	46	Vice Chairman (since August 2011) and Chief Financial Officer (since November 2011), Comerica Incorporated and Comerica Bank; Managing Director and Chief Financial Officer, Commercial Banking Business, J.P. Morgan Chase & Co. (September 2007 to March 2011); on sabbatical from JP Morgan Chase & Co. (April 2006 to May 2007); Managing Director, Investment Banking Coverage Group, JP Morgan Chase & Co. (May 2002 to April 2006).	August 2011-Present

Footnotes:

(1)
References to Comerica and Comerica Bank (the primary banking subsidiary of Comerica) include their predecessors, where applicable.

COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Economic conditions improved in 2011 compared to 2010 but still remained challenging, particularly during the last half of the year. The Company remained focused, however, on increasing shareholder returns, executing our relationship banking strategy and delivering outstanding customer service. As a result, Comerica was able to navigate these challenging times effectively and maintain its solid capital and liquidity positions and improve operating results. Significant accomplishments during 2011 include the following:

  •
  Returned 47% of earnings to shareholders through dividend and share repurchase program. The share repurchase program was reinstituted in the first quarter, and through it, Comerica acquired over four million shares during 2011.

  •
  Increased book value to $34.80 per share, a 6% increase from 2010.

  •
  Acquired Sterling Bancshares, Inc. ("Sterling") and integrated its branches and systems into our network, accelerating our growth in Texas, one of the fastest growing markets in the U.S.

  •
  Generated net income of $393 million in 2011 compared to $277 million in 2010, a 42% increase.

  •
  Boosted revenue to $2.45 billion, a $10 million increase compared to 2010.

  •
  Improved credit quality as net charge-offs and provision for loan losses declined 42% and 68%, respectively, when compared to 2010.

  •
  Excluding merger and restructuring charges, increased non-interest expenses by only 3%, while full-time equivalent employees increased 4% due to the Sterling acquisition.

  •
  Grew average total deposits by 11%, or $4.3 billion relative to 2010 (including Sterling-acquired deposits).

  •
  Grew period-end loans by 6%, or $2.4 billion relative to 2010 (including Sterling-acquired loans).

  •
  Increased period-end earning assets by $6.2 billion, or 12% relative to 2010 (including Sterling-acquired earning assets).

  •
  Experienced positive long-term total shareholder return ("TSR") of 34% for the three-year period ended 12/31/11. Despite our improved performance described above, our annual TSR did not reflect our financial accomplishments during the year. Similar to the financial sector as a whole, where stock prices declined during 2011, our annual TSR declined by 38%.

Three-Year Total Shareholder Return
For the Three Years Ended 12/31/11

(1)
S&P 500 Financial Sector Index Global Industry Classificaiton Standard (GICS) Level 1.

Compensation Philosophy

Comerica's executive compensation programs are structured to align the interests of our executives with the interests of our shareholders. They are designed to attract, retain and motivate superior executive talent, provide a competitive advantage within the banking industry and create a framework that delivers pay commensurate with financial results over the short and long-term. Our executive compensation programs and principles are based on a strong pay for performance philosophy and a commitment to balanced performance metrics and sound governance.

We maintain executive compensation practices that support our compensation philosophy and make changes as appropriate based on market conditions, regulatory changes and shareholder feedback. As a result, there are several compensation practices Comerica does NOT utilize.

Compensation Practices Comerica Does NOT Utilize	Description
Employment Agreements*	Employment agreements are not provided to Comerica's executive team.
Perquisites	As of June 30, 2010, Comerica eliminated all executive officer perquisite programs.
Personal Use of Corporate Aircraft

Comerica does not allow executives to use corporate aircraft for personal travel (except in the event of an emergency such as a medical or life-threatening event, in which case the executive is required to reimburse Comerica for the full incremental cost of such use).

Change of Control Agreements
• Excise Tax Gross-Up Payments

Since 2008, Comerica has not entered into any new Change of Control Agreements that include any provision for excise tax gross-up payments on behalf of terminated executives, and it will not include the provision in any future agreements.

• Severance Payment Rights

Since 2008, Comerica has not entered into any new Change of Control Agreements that include any provision that effectively allows for severance payments to be made solely on account of the occurrence of a change of control event (typically referred to as "single trigger" or "modified single trigger" provisions). Additionally, Comerica will not include such provisions in any future agreements. More details can be found on pages 43-44.

*
Mr. Babb has an outstanding Supplemental Pension and Retiree Medical Agreement dated May 29, 1998. Details can be found on page 44.

Changes Implemented in Response to Shareholder Feedback

Management Incentive Plan

In response to shareholder feedback, and in conjunction with our annual detailed review of our incentive programs undertaken during 2010, Comerica made several structural changes to its cash incentive program for the 2011 performance year. The changes included the following:

  •
  We established two separate incentive programs under our Management Incentive Plan: the Annual Management Incentive Program, which measures Comerica's relative performance on adjusted earnings per share ("EPS") growth and adjusted return on common equity over a one-year period, and the Long-Term Management Incentive Program, which measures Comerica's relative performance on adjusted EPS growth and adjusted return on common equity over a three-year period.

  •
  We revised the peer group for 2011 to narrow the range of financial institutions included, better approximating our asset size and reflecting emerging business models among the group.

  •
  We introduced individual incentive target opportunities for both the Annual Management Incentive Program and the Long-Term Management Incentive Program based on officer level, in addition to establishing thresholds and maximum award levels.

  •
  We adjusted the funding scale for 2011 incentive opportunities so that no incentive funding is available unless Comerica's performance exceeds the bottom quartile.

2011 "Say-on-Pay" Vote

At the 2011 Annual Meeting of Shareholders held on April 26, 2011, over 95% of the shares voted were in support of compensation paid to our named executive officers as disclosed in the 2011 proxy statement. In addition, the shareholders approved the Comerica Incorporated 2011 Management Incentive Plan by over 96% of the shares voted.

Based on the results of the 2011 Annual Meeting and conversations the Company had with shareholders, the Governance, Compensation and Nominating Committee (the "Committee") and the Board concluded that the compensation paid to Mr. Babb and the other NEOs, as well as Comerica's overall pay practices, enjoy strong shareholder support. Accordingly, the Committee continued to apply the same effective principles and philosophy it has used in prior years in determining executive compensation and will continue to consider shareholder feedback, as well as evolving executive compensation practices in the future when determining executive compensation.

Recoupment (Clawback) Policy

In September 2010, our Board adopted a policy related to the recoupment of compensation in response to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and shareholder feedback. The recoupment policy provides that in the event we are required to prepare an accounting restatement of our financial statements due to material noncompliance with any financial reporting requirement under the securities laws, the Board will require reimbursement or forfeiture of incentive-based compensation received by any current or former executive officer during the three-year period preceding the date on which the accounting restatement is required. The clawback pertains to any excess income derived by the executive officer based on materially inaccurate accounting statements.

This recoupment policy applies in addition to the clawback provision of the Sarbanes-Oxley Act of 2002 and the clawback provisions of our shareholder-approved Long-Term Incentive Plan, which provide that the Committee has the express right to cancel an option or restricted stock grant if the Committee determines in good faith that the recipient has engaged in conduct harmful to Comerica, such as having: (i) committed a felony; (ii) committed fraud; (iii) embezzled; (iv) disclosed confidential information or trade secrets; (v) been terminated for cause; (vi) engaged in any activity in competition with our business or the business of any of our subsidiaries or affiliates; or (vii) engaged in conduct that adversely affected Comerica.

Governance Programs

Our executive compensation programs and principles are based on a strong pay for performance philosophy and a commitment to balanced performance metrics and sound governance. Some of our executive compensation-related governance programs include:

  •
  Stock Ownership Guidelines — Senior officers are expected to hold a multiple of salary in Comerica stock pursuant to our stock ownership guidelines. This practice aligns the interests of our senior officers with those of our shareholders and promotes good corporate citizenship. More details regarding the guidelines can be found on pages 39-40.

  •
  No Repricing — Comerica's Long-Term Incentive Plan expressly prohibits the repricing of any outstanding stock option without shareholder approval, reinforcing our pay for performance philosophy.

  •
  Clawback — As outlined in the above section, executive officers will be required to reimburse or forfeit incentives in the event of a restatement due to material non-compliance with financial reporting requirements under the securities laws.

Roles of the Governance, Compensation and Nominating Committee, Compensation Consultant and Management

The Committee is comprised solely of independent directors and is responsible for determining the compensation of our named executive officers, who are the CEO, the CFO, the former CFO, the three other most highly compensated current executive officers and, for 2011, the former Executive Vice President, Business Bank ("NEOs"). The Committee receives assistance from two sources during its evaluation process: (1) Aon Hewitt ("Hewitt"), the Committee's independent consulting firm; and (2) our internal compensation staff, led by our Executive Vice President of Human Resources.

Hewitt has been retained by and reports directly to the Committee; it does not have any other consulting engagements with management. Hewitt, at the Committee's request, regularly provides independent advice on current trends in compensation design, including a proxy analysis of compensation of the NEOs at each of our peer group members (described below in the "Short-Term Incentives" section on pages 30-34), the pros and cons of particular forms of compensation in relation to our business strategy and compensation philosophy, compensation levels, the appropriate mix of compensation, and emerging compensation practices, not only within the banking industry but across all U.S. business sectors.

Hewitt additionally advises the Committee on CEO compensation. In providing advice, Hewitt relies on its knowledge of Comerica's business, financial performance and compensation programs and its independent research and analysis. Hewitt does not separately meet with the CEO or discuss with the CEO any aspect of his compensation.

For the remaining NEOs and the rest of the leadership team, the CEO provides compensation recommendations to the Committee for its consideration and approval. These recommendations are developed in consultation with the Executive Vice President of Human Resources based on our operational performance, individual performance, competitive market practices, internal equity and alignment with shareholder interests. While Hewitt does not provide specific recommendations, it acts in an advisory capacity to the Committee by providing compensation ranges and market practice insight. Hewitt was paid $89,845 in fees for its services to the Committee in 2011.

Comerica's management from time to time engages the services of Towers Watson ("TW") to perform specific compensation studies. TW predominantly assists management with assessing the risk of Comerica's incentive plans. Occasionally, TW provides market analyses, either for select groups within the organization or for key business unit incentive plans. In 2011, TW completed an in-depth review of Comerica's incentive compensation plans as part of a risk assessment performed to comply with the Federal Reserve's "Guidance on Sound Incentive Compensation Policies." TW was paid $56,597 in fees for its services to Comerica's management in 2011.

Benchmarking

Hewitt generates a compensation analysis for the Committee based on our peer group's proxy data (more detail on the peer group is provided in the "Short-Term Incentives" section on pages 30-34). Recognizing that peers may be bigger or smaller than Comerica and that officer positions listed in the proxy vary from company to company, the data is used as a general indicator of compensation trends and pay levels. The information is not used to set specific compensation targets for the CEO or the other NEOs. The Committee reviews individual and company performance, historical compensation, as well as the scope of each position, to determine total compensation for the NEOs. Once total compensation targets are established, they are reviewed in relation to the market data to ensure they are both appropriate and competitive. Additionally, annually, Comerica purchases several published compensation surveys to evaluate compensation for our broader executive group and other staff positions. We strive to be at the median of the marketplace on all elements of total compensation and expect variable compensation to increase or decrease relative to the median based on performance.

2011 Compensation Elements

Key Objectives
	Compensation Elements	Philosophy Statement	Attract & Retain	Reward Short-Term Performance	Reward Long-Term Performance	Align to Shareholder Interests

TARGET CASH The mix of base salary and STIs is balanced	Base Salary	Base salary is used to compete in the market for talent and forms the foundation for our other reward vehicles.	X
against LTIs to provide
appropriate focus on both short and long-term results, with the goal of discouraging behavior that could give rise to excessive risk-taking.	Short-Term Incentives ("STIs")	Our short-term cash incentive plan rewards annual relative performance against our 11 peer financial institutions, based on specific metrics. To achieve a top payout, our performance must rank first among our peers in all metrics.	X	X		X

	Cash Incentives	Our long-term cash incentive plan rewards three-year relative performance against our 11 peer financial institutions, based on specific metrics. To achieve a top payout, our performance must rank first among our peers in all metrics.	X		X	X

	Equity Incentives	Long-term equity incentives align management with shareholder interests and reward long-term performance. Value is created for participants when sustained performance increases stock price over several years. We primarily use two vehicles, stock options and restricted stock:	X		X	X
LONG-TERM INCENTIVES ("LTIs") We use a mix of both cash and equity in our long-term incentive programs. Measuring long-term performance incents behaviors that preserve shareholder value.

•

Stock Options.    Our stock options use the closing price on the date of grant for the strike price. Vesting occurs over four years, and the participant only receives a benefit when the stock price increases so that the shareholders also benefit.

•

Restricted Stock.    Restricted stock grants for the NEOs vest in their entirety at the end of five years. They are utilized as a retention tool to incent key leadership to remain with Comerica. Their value is directly tied to the stock price and therefore aligns management with shareholder interests.

OTHER	Other Compensation and Benefit Programs / Retirement Benefits	Comerica offers all employees benefits programs that provide protections for health, welfare and retirement.	X

Supporting our pay for performance philosophy, variable compensation plans account for the majority of compensation. This effectively makes compensation contingent on our performance. To ensure we have balanced performance metrics and sound governance, we utilize a mix of cash and equity compensation with varying time horizons to reward sustained performance.

As shown in the charts below, base salary comprised only 18% of the CEO's 2011 compensation opportunity and only 30% of the other NEOs' 2011 compensation opportunity (excluding Mr. Greene, who retired during the year). The following charts illustrate the target compensation opportunity mix of the CEO and our other active NEOs for each compensation element except the "Other Compensation and Benefit Programs / Retirement Benefits" listed in the "2011 Compensation Elements" chart above. These percentages represent target levels approved for 2011. Equity award values in the charts below reflect the grant date fair market value of the awards granted at the beginning of 2011. Those equity awards were granted based on individual and Company performance during 2010.

2011 Compensation Opportunity Mix

Compensation Elements

Base Salary

Base salaries for the NEOs are typically reviewed in the first quarter during the annual performance review process. Adjustments, if any, are made based on individual performance and market competitiveness while maintaining fixed cost at an appropriate level. On occasion, factors such as promotion, change in job duties, performance and market competitiveness may support an adjustment outside of the annual performance review. The CEO makes recommendations to the Committee for salary adjustments for his leadership team. The Committee independently establishes the base salary for the CEO.

In early 2011, the Committee discontinued the use of phantom salary stock units as a portion of base salary ("salary stock"), and the NEOs received cash salary increases as part of the regular annual review cycle. Individual salary detail for each NEO is provided in the "2011 Summary Compensation Table" on pages 47-50.

Short-Term Incentives

The chart below shows Comerica's annual adjusted EPS and TSR growth relative to CEO incentive awards under our Management Incentive Plan ("MIP").

Adjusted EPS and TSR Growth v CEO Incentives

Chart Notes

•
In 2009, the incentive compensation paid to the CEO under the MIP was reduced to $0.

•
The 2010 award was reduced, as Comerica was under the federal government's Troubled Asset Relief Program ("TARP") until March 17, 2010. The triangle symbol represents the award the CEO would have received in 2010 if his award had not been adjusted for TARP.

•
Comerica was not under TARP for any of 2011. As such, Mr. Babb's short-term cash incentive was not adjusted. To accurately compare our year-over-year performance versus pay, the dashed line above reflects a decline of 23% year-over-year if Mr. Babb's 2010 payment had not been adjusted for TARP.

•
See "Short-Term Cash Incentive Program" below for a description of how we calculate adjusted EPS growth and adjusted ROCE.

Short-Term Cash Incentive Program

The MIP is a cash incentive program that provides awards to the NEOs and other key employees based on the achievement of performance goals established annually by the Committee. In response to shareholder feedback and to reinforce the importance of both short and long-term results, the MIP is made up of two separate programs: the Annual Management Incentive Program ("AMI"), which measures one-year performance, and the Long-Term Management Incentive Program (see the "Long-Term Incentives" section on pages 35-39 for more information), which measures three-year performance. Information regarding the AMI is provided below. The performance criteria applicable to the CEO and the other NEOs for purposes of the MIP are determined solely on corporate financial performance.

 2011 AMI Program Structure

Metric	Measurement Period	Performance Goal
Short-Term Incentive
Annual Adjusted EPS Growth	2011	Relative Rank
Annual Adjusted Return on Common Equity (Adjusted ROCE)	2011	Relative Rank

As can be seen in the chart above, the AMI measures Comerica's relative adjusted ROCE and adjusted EPS growth compared to a peer group over one year (short-term).

These two metrics have been chosen because they are two of the most commonly used metrics by investors and analysts to evaluate a bank's performance. In addition, unlike other metrics that may be calculated differently, adjusted ROCE and adjusted EPS growth have a generally prescribed formula, allowing these metrics to be easily validated and compared to Comerica's peers. Comerica believes the use of measures that are well understood, transparent and based on the audited financial results of Comerica are the foundation of a responsible incentive program that rewards performance without encouraging participants to take excessive risk.

Comerica computes and compares its one-year and three-year adjusted EPS growth and adjusted ROCE performance relative to its peers. For Comerica, annual performance is measured on a calendar year basis, while for its peers, the annual performance measurement period comprises the first three quarters of the calendar year plus the fourth quarter of the prior calendar year. The difference in measurement periods between Comerica and its peers is necessitated by the timing of publicly available peer data required for the calculations. EPS is calculated based on net income available to common shareholders, and ROCE is calculated based on net income less preferred stock dividends. The after-tax impact of any adjustments related to a change in accounting principle and/or merger and restructuring charges incurred during the year for any business combinations are added back to reported net income to determine adjusted EPS and adjusted ROCE. To determine the adjusted EPS growth and adjusted ROCE performance over a three-year period, the one-year computations described earlier are averaged over the three-year timeframe.

Based on key performance measures, adjusted EPS growth and adjusted ROCE, Comerica ranked 6th among our peers and above or at the median for both categories. The chart below details the funding for the AMI.

2011 AMI Program Results

Comerica One-Year Adjusted EPS Growth	167.1%
Comerica One-Year Adjusted ROCE Performance	6.9%

	One-Year Adjusted EPS(1)(2) Growth Ranking	One-Year Adjusted ROCE(1)(2) Performance Ranking
Comerica	6	6
BB&T Corporation	10	7
BOK Financial Corp.	12	1
Fifth Third Bancorp	1	4
First Horizon National Corp.	5	9
Huntington Bancshares Inc.	3	5
KeyCorp	2	3
M&T Bank Corp.	11	2
Regions Financial Corp.	7	10
SunTrust Banks, Inc.	4	8
Synovus Financial Corp.	9	12
Zions Bancorporation	8	11
(1)
Comerica's assets were $61.0 billion compared to our peers which had a median asset size of $69.5 billion at December 31, 2011.

(2)
See "Short-Term Cash Incentive Program" above for a description of how we calculate adjusted EPS growth and adjusted ROCE.

2011 Award Calculation

An award under the AMI is the product of base salary, AMI target incentive opportunity and the funding percentage.

Target and Maximum Incentive Opportunity

NEO	Target	Maximum
Mr. Babb	100%	200%
Ms. Acton	65%	130%
Ms. Parkhill	90%	180%
Mr. Anderson	90%	180%
Mr. Farmer	90%	180%
Mr. Fulton	65%	130%
Mr. Greene	65%	130%

 2011 Annual Funding Percentages for Adjusted EPS Growth and Adjusted ROCE Performance

Relative Rank	Funding
1	100%
2	95%
3	90%
4	85%
5	80%
6	70%
7	60%
8	50%
9	40%
10	0%
11	0%
12	0%

To ensure appropriate alignment between pay and performance, Comerica's target incentive opportunity percentages and funding opportunities (detailed in the above charts) are developed based on market pay levels so that at various levels of performance relative to peers, the pay is consistent with that level of performance (e.g., median pay for median performance). Maintaining this alignment with the market allows us to put more emphasis on variable compensation for our executives instead of base salary, or fixed compensation.

The following chart illustrates how the payout percentage of the AMI is calculated using Comerica's 2011 performance.

2011 AMI Program Payout Calculation

Metric	Rank	Funding
Annual Adjusted EPS Growth	6	70%
Annual Adjusted ROCE Performance	6	70%
Annual Total		140%

Assuming a NEO had a base salary of $300,000 and a Target Incentive Opportunity of 65% of annual base salary, the incentive award would be calculated as described below.

	Base Salary		Target Incentive Opportunity		Funding Percentage
Annual Portion	$300,000	X	65%	X	140%	=	$273,000

The Committee reserves the right to reduce the calculated awards to account for individual performance or other operating considerations, and has used this discretion to adjust awards downward in prior years. It cannot increase the calculated awards for employees covered under Section 162(m) of the Internal Revenue Code. However, in specified circumstances, the Committee may increase the award for employees not covered under 162(m) and did so in 2011. See footnote 2 of the "2011 Summary Compensation Table."

2011 AMI Program Awards

NEOs	Annual Award
Mr. Babb	$1,646,540
Ms. Acton	$547,821
Ms. Parkhill(1)	$301,875
Mr. Anderson	$756,000
Mr. Farmer	$663,133
Mr. Fulton	$499,682
Mr. Greene(2)	$468,608
(1)
Total funding reflects proration based on the period of time Ms. Parkhill was employed by Comerica.

(2)
Total funding reflects proration based on the period of time Mr. Greene was employed by Comerica.

Several factors were considered in determining the 2011 awards for each of the NEOs. Such factors included Comerica's relative and absolute performance, market competitive total compensation, current and prior compensation levels, and each NEO's individual performance (more detail is provided in the "Roles of the Governance, Compensation and Nominating Committee, Compensation Consultant and Management" section listed above). After the Committee conducted its review and evaluated total compensation for each NEO, then it approved the 2011 awards in the above table.

In 2012, Comerica's independent accountants, at the request of the Committee, issued a report applying certain agreed-upon procedures to assist the Committee in determining that the computations for the incentive awards issued for periods ended December 31, 2011 were made in conformity with the MIP. The report addressed Comerica's 2011 rankings in relation to the peer group for the annual and three-year performance periods, using the measurement components set by the Committee. In order to facilitate making the peer comparison computations in a timely manner, Comerica's results are measured over calendar year-end periods, whereas peer data is taken from periods ending in the third calendar quarter. For example, Comerica's performance for the annual performance period that began on January 1, 2011 and ended on December 31, 2011 would be compared against our peers' performance for the four quarters that began on October 1, 2010 and ended on September 30, 2011.

Long-Term Incentives

The chart below shows Comerica's annual adjusted EPS and TSR growth relative to CEO realizable stock value from prior equity awards made under our long-term equity incentive program. For 2011, adjusted EPS growth increased 167% and TSR declined 38%, while CEO realizable stock value reflected alignment with long-term shareholder interests.

Adjusted EPS and TSR Growth v CEO Realizable Stock Value

Chart Notes

•
Realizable stock value reflects the income Mr. Babb received each year from restricted stock vesting or stock option exercises. Restricted stock cliff vests after five years after grant and stock options remain exercisable for ten years after grant.

•
Mr. Babb's 2011 realizable value reflects restricted shares that vested February 15, 2011 with a fair market value at the time of $39.74 per share. He still holds the shares. The value of such shares, based on our December 30, 2011 stock price, is $25.80 per share, representing a 35% decline in value.

•
See "Short-Term Cash Incentive Program" above for a description of how we calculate adjusted EPS growth.

Long-Term Cash Incentive Program

Comerica's long-term portion of the MIP, the Long-Term Management Incentive Program ("LMI"), measures Comerica's relative adjusted EPS growth and adjusted ROCE performance over a three-year period. Utilizing the same metric in both our long and short-term programs ensures that short-term management decisions are not encouraged at the expense of longer-term performance. By using the same metrics, the Committee is incenting sustained performance of the Company in these areas over multiple years. This balanced focus on short and long-term results, in combination with our long-term equity program, discourages the management team from taking undue risks.

2011 LMI Program Structure

Metric	Measurement Period	Performance Goal
Long-Term Incentive
Three-Year Adjusted EPS Growth	2009-2011	Relative Rank
Three-Year Adjusted ROCE Performance	2009-2011	Relative Rank

For the measurement period 2009 to 2011, Comerica ranked in 3rd place for adjusted EPS growth and 4th place for adjusted ROCE performance relative to our peers and performed above the median. The chart below details the funding for the LMI.

2011 LMI Program Results

Comerica Three-Year Adjusted EPS Growth	72.2%
Comerica Three-Year Adjusted ROCE Performance	2.4%

	Three-Year Adjusted EPS(1) Growth Ranking	Three-Year Adjusted ROCE(1) Performance Ranking
Comerica	3	4
BB&T Corporation	7	3
BOK Financial Corp.	5	1
Fifth Third Bancorp	11	5
First Horizon National Corp.	2	7
Huntington Bancshares Inc.	12	11
KeyCorp	1	8
M&T Bank Corp.	4	2
Regions Financial Corp.	8	10
SunTrust Banks, Inc.	6	6
Synovus Financial Corp.	10	12
Zions Bancorporation	9	9
(1)
See "Short-Term Cash Incentive Program" above for a description of how we calculate adjusted EPS growth and adjusted ROE.

2011 Award Calculation

An award under the LMI is the product of base salary, LMI target incentive opportunity and the funding percentage.

Target and Maximum Incentive Opportunity

NEO	Target	Maximum
Mr. Babb	50%	100%
Ms. Acton	22.5%	45%
Ms. Parkhill	40%	80%
Mr. Anderson	40%	80%
Mr. Farmer	40%	80%
Mr. Fulton	22.5%	45%
Mr. Greene	22.5%	45%

 2011 Long-Term Funding Percentages for Adjusted EPS Growth and Adjusted ROCE Performance

Relative Rank	Funding
1	100%
2	95%
3	90%
4	85%
5	80%
6	70%
7	60%
8	50%
9	40%
10	0%
11	0%
12	0%

2011 LMI Program Awards

NEOs	2009 - 2011 Award
Mr. Babb(1)	$770,404
Ms. Acton(1)	$177,453
Ms. Parkhill(2)	$55,903
Mr. Anderson(2)	$151,667
Mr. Farmer(1)	$249,502
Mr. Fulton(1)	$161,858
Mr. Greene(1)(2)	$169,789
(1)
Total funding is prorated, where applicable, to exclude impermissible amounts attributable to the time Comerica was a participant in TARP during the performance period.

(2)
Total funding reflects proration based on the period of time Mr. Anderson, Ms. Parkhill and Mr. Greene were employed by Comerica.

The following chart illustrates how the payout percentage of the LMI is calculated using Comerica's 2011 performance.

2011 LMI Program Payout Calculation

Metric	Rank	Funding
Three-Year Adjusted EPS Growth	3	90%
Three-Year Adjusted ROCE Performance	4	85%
Three-Year Total		175%

Assuming a NEO had a base salary of $300,000 and a Target Incentive opportunity of 22.5% of annual base salary, the incentive award would be calculated as described below.

	Base Salary		Target Incentive Opportunity		Funding Percentage
Three-Year Portion	$300,000	X	22.5%	X	175%	=	$118,125

All of the NEOs' incentive awards were calculated in this manner and then prorated, where applicable, to comply with TARP regulations due to our participation in TARP until March 17, 2010. Awards were also prorated in the event the NEO was not employed by Comerica during the entire performance period.

Long-Term Equity Incentive Program

Comerica believes the combination approach of granting stock options and restricted stock best allows us to motivate and retain our NEOs. Stock options align management with shareholder interests by providing value when the stock price increases. Restricted shares help to build long-term value that is realized with continued employment, reinforce our share ownership guidelines, and align management with shareholder interest, since the value increases or decreases based on Comerica's stock performance.

In determining the pool of shares available to grant each year, the Committee considers the following factors:

  •
  Competitive equity values, which are expressed as both monetary value and a percent of each executive officer's base salary

  •
  The total number of shares available for grant under our long-term incentive plans and expected plan life

  •
  Analysis of Comerica's share usage compared with industry benchmarks

  •
  The cost of the program to Comerica

While stock value is tied to the long-term future performance of the Company, the grant is made as part of our annual review and accordingly is primarily based on Comerica's prior year performance. The Committee also assesses the NEO's future potential to contribute to Comerica's sustained performance (which includes individual performance, level of responsibility and criticality to the organization), as well as the individual's prior year performance, in determining grants.

2011 Equity Award Grants

Generally, as described below under "Stock Granting Policy," stock grants are made once per year at the first regularly scheduled meeting of the Committee. The targeted mix of stock options to restricted stock historically has been 40% and 60%, respectively. This mix has allowed us to appropriately balance between rewarding participants for mid-range and long-term performance. Stock options can provide realizable compensation over their duration (they typically vest over four years and expire after ten years), while restricted shares provide strong retentive value, with 100% of the shares vesting at the end of five years for NEOs. Additionally, this value mix (40% options / 60% restricted shares) has allowed us to responsibly manage our shares available for grant and provide awards where participant value and company cost are generally equivalent.

Stock Characteristics

    Stock Options — We grant non-qualified stock options that vest 25% per year over four years and have a term of ten years. The exercise price is based on the closing price of Comerica's stock price on the date of grant.

    Restricted Stock — We grant restricted shares that cliff vest five years from the date of grant for the NEOs. This is more stringent than market practice, which is typically three to four years. Participants receive quarterly cash dividends during the vesting period.

    Restricted Stock Units — From time to time, we may grant restricted stock units to executive officers. In 2011, we granted restricted stock units to Ms. Parkhill and Mr. Anderson in conjunction with starting employment with Comerica. Restricted stock units not subject to performance measures have a minimum vesting period of three years.

Stock Granting Policy

Comerica's stock grants are governed by the Stock Granting Policy. In general, the policy states that annual stock grants to eligible employees will be made once per year during the first regularly scheduled meeting of the Committee. This meeting typically takes place toward the end of January every year.

The Stock Granting Policy also governs the granting of off-cycle awards. Off-cycle awards include such things as grants to new hires and grants for retention purposes or special recognition. With respect to grants made to newly hired employees, the grant date is typically determined based on their start date with the Company. Generally, individuals who start employment during the first half of the month will receive their grant on the last day of that month, and individuals who start employment during the last half of the month will receive their grant on the 15th day of the subsequent month. In all cases, the grant date will be adjusted if the prescribed date is not a trading day for the NYSE. The exercise price is the closing price of Comerica's stock on the grant date. Other off-cycle awards are normally approved at a regularly scheduled meeting of the Committee, and the grant date is the date of the Committee meeting. Additionally, the CEO may make off-cycle grants to existing employees who are not executive officers for promotions and retention purposes. Such grants are made on the same schedule as off-cycle grants approved by the Committee and may not exceed 5,000 shares per individual per calendar year.

Stock Ownership Guidelines

In order to pursue our executive compensation philosophy of aligning the interests of our senior officers with those of the shareholders, we have stock ownership guidelines that encourage senior officers, including all of the active NEOs, to own a significant number of shares of Comerica's common stock. The stock ownership guidelines are a multiple of the senior officer's annual base salary. Comerica encourages its senior officers to achieve the targeted stock ownership levels within five years of being promoted or named to the applicable senior officer position. For purposes of the stock ownership guidelines, stock ownership includes:

  •
  Unvested shares of restricted stock or restricted stock units;

  •
  All shares owned by the senior officer;

  •
  Shares held in trust where the senior officer retains beneficial ownership; and

  •
  Any shares accumulated through employee benefit plans, such as deemed investments in Comerica stock under a deferred compensation plan.

There are approximately 116 senior officers subject to stock ownership guidelines, including the active NEOs. As of December 31, 2011, all active NEOs who had held their current title for at least five years had met their respective stock ownership guideline levels.

Officer Stock Ownership Guidelines

Level	Multiple of Annual Salary	Approximate Value	Years to Attain
Chairman and Chief Executive Officer	5.0 times	$5.9MM	5 Years
Vice Chairman	3.0 times	$1.7MM	5 Years
Executive Vice President (Salary Grades BE3 and BE4)	3.0 times	$1.3MM	5 Years
Senior Vice President (Salary Grade BE2)	2.0 times	$0.4MM	5 Years

Looking Forward — 2012 Executive Compensation Plan Design Changes

Throughout 2011, the Committee continued to refine Comerica's executive compensation programs consistent with the Company's long-term goals, evolving governance and market practices and shareholder feedback. An analysis of such programs was conducted during the course of 2011. As a result of that analysis, we have determined the following:

  •
  Revalidated the MIP Peer Group:  The peer group will be maintained for 2012. The top 50 U.S. financial institutions based on asset size were reviewed using a variety of financial metrics (assets, revenue, net income, and market capitalization), business models, geographic locations and competition for talent. Using these criteria, the Committee decided the 2011 peer group was appropriate for 2012 for both the AMI and the LMI. Comerica's asset size totaled approximately $61.0 billion as compared with the peer group, which had a median asset size of $69.5 billion at December 31, 2011.

  •
  Adjusted Equity Award Mix:  The Committee also reviewed Comerica's historical value mix (40% options / 60% restricted shares). Based on market findings, and to ensure that we continue to responsibly manage our shares available for grant and provide awards where participant value and company cost are generally equivalent, the value mix changed for grants made in 2012. The new mix is 30% of the value received from options and 70% of the value received from restricted shares.

  •
  Strengthened Relocation Clawback.  Comerica's relocation policy, which is described in more detail below under "Other Compensation and Benefit Programs," provides benefits to many employees at various levels within the organization. All relocation benefits provided under the policy are subject to a clawback if the employee terminates voluntarily or is terminated for cause within a specified amount of time after receiving the benefits. The policy was amended in August of 2011 to require an employee to return 100% of relocation costs if the employee terminates voluntarily or is terminated for cause in the first year following relocation, 50% of relocation costs if the employee terminates voluntarily or is terminated for cause in the second year following relocation and 25% of relocation costs if the employee terminates voluntarily or is terminated for cause in the third year following relocation, and will apply to all future relocation packages. Previously, the policy required repayment if an employee terminated in the first year following relocation, with repayment prorated based on service during that time period.

Other Compensation and Benefit Programs

Comerica offers all employees benefit programs that provide protection for health, welfare and retirement. These programs are typical at most companies and include healthcare, life insurance, disability, dental, and vision, as well as an employee stock purchase program and other programs described below under "Retirement Benefits." A deferred compensation program is also provided for highly compensated individuals, including each of the NEOs, and is described in detail below under "Employee Deferred Compensation Plans."

Employee Stock Purchase Plan

Comerica offers employees an Employee Stock Purchase Plan ("ESPP"), which provides participating employees a convenient and affordable way to purchase shares of Comerica common stock without being charged a brokerage fee. Comerica provides a 15% quarterly match on contributions the employee made during that same quarter, provided the employee does not make any withdrawals during the quarter. Following each year-end, Comerica provides a 5% annual retention match on eligible contributions made during the first of the prior two plan-year periods if the employee has not taken any withdrawals from his or her ESPP account during the two year period and is still an employee at the end of the two year period. This encourages stock ownership, which supports our compensation philosophy of aligning the interests of Comerica's employees with those of its shareholders. For further details on ESPP matching contributions made to NEOs during 2011, please see the "2011 Summary Compensation Table."

Relocation Assistance

Comerica's relocation policy provides benefits to many employees at various levels within the organization when they are asked by the Company to relocate or as an inducement to join the Company. Such benefits include: pre-commitment visits, miscellaneous expense allowances, tax assistance, home sale assistance, closing costs on home sale and home purchase, home buyout assistance, home sale incentives of up to $100,000 of employee losses on the sale of homes, home finding trips, household goods shipping, temporary living expenses, duplicate housing expenses and final trip expenses, as applicable. Home buyout assistance is offered if an employee is unable to sell his or her home after marketing the home for 90 days. Home buyout costs are typically based on the average of two independent appraisals; however, in the event the lower appraisal is more than 5% less than the higher appraisal, a third independent appraisal is obtained and the purchase price is based on the average of the two closest appraisals. The relocation policy includes a clawback provision that requires the employee to reimburse Comerica for all or part of the relocation expenses if the employee terminates voluntarily or is terminated for cause within a specified amount of time after receiving the benefits.

Retirement Benefits

Comerica provides retirement benefits to attract and retain employees and to provide avenues for employees to save money for their retirement.

Pension Plan

Comerica sponsors a tax-qualified defined benefit retirement plan (the "defined benefit plan") that provides a retirement benefit based on an eligible employee's years of service and final average monthly pay. Final average monthly pay is a participant's highest aggregate monthly compensation for 60 consecutive calendar months within the last 120 calendar months before the earlier of retirement or separation from service, divided by 60. Employees hired on or after January 1, 2007 are not eligible to participate in this plan, but are eligible to participate in the Retirement Account Plan discussed below.

For those employees who participate in the defined benefit plan, Comerica also sponsors a Benefit Equalization Plan (the "SERP") to restore benefits that are capped by Internal Revenue Service ("IRS") limits imposed on annual compensation and annual benefit amounts under the defined benefit plan.

401(k) Plan

Comerica also maintains a 401(k) savings plan for all employees. The 401(k) plan provides a 100% match on the first four percent of a participant's qualified earnings, as allowed under the IRS annual compensation limit. The match vests immediately for all 401(k) participants, and the matching criteria are the same for all employees, including the NEOs.

Retirement Account Plan

Employees hired on or after January 1, 2007 are not eligible to participate in Comerica's defined benefit plan but are eligible for a Company allocation pursuant to the Retirement Account Plan after attaining age 21 and completing one year of service. To receive an annual Company allocation (which typically occurs in the first quarter of the year), the participant must have completed at least 1,000 hours of service during the prior calendar year. The allocation varies based on the sum of the participant's age and years of service and is based on a percentage of base salary:

Age+ Service Points	Company Allocation
Less than 40	3.0%
40-49	4.0%
50-59	5.0%
60-69	6.0%
70-79	7.0%
80 or more	8.0%

The maximum annual compensation of any participant that Comerica can consider in computing an allocation under the Retirement Account Plan for 2011 was $245,000. Company contributions are 100% vested after 3 years of service or at age 65 or upon death while an employee. Payment of vested accounts may be made in a lump sum, periodic or partial distributions. No in-service distributions or loans are allowed from Comerica contribution accounts. Mr. Farmer and Mr. Anderson are current participants in the Retirement Account Plan, and Ms. Parkhill will participate in the Retirement Account Plan once she meets applicable service eligibility requirements.

Perquisites

Effective June 30, 2010, Comerica eliminated all of its perquisite programs. Comerica determined it was no longer necessary to provide the NEOs with perquisites as part of a competitive compensation and benefits package. With the acquisition of Sterling Bancshares, Inc., we will fulfill certain outstanding obligations concerning perquisites for legacy employees of Sterling (none of whom are NEOs), but do not intend to continue the programs going forward.

Comerica has historically prohibited, and continues to prohibit, the use of corporate aircraft for personal use by executive officers, including the NEOs (except in the event of an emergency such as a medical or life-threatening event, in which case the executive is required to reimburse Comerica for the full incremental cost of such use).

Employment Contracts and Severance or Change of Control Agreements

Change of Control Agreements

We maintain change of control agreements with all of our active NEOs. The change of control agreements aid us in attracting and retaining executives by reducing the personal uncertainty that arises from any business combination. Such change of control agreements further make executives neutral to any change of control transaction, ensuring executives make decisions that are in the best interest of Comerica and our shareholders.

If a change of control of Comerica occurs, each active NEO will have a right to continued employment for a period of 30 months from the date of the change of control (the "Employment Period").

If the executive dies or becomes disabled during the Employment Period, the executive or his or her beneficiary will receive accrued obligations, including salary, pro rata bonus, deferred compensation and vacation pay, and death or disability benefits.

If Comerica terminates the executive's employment for a reason other than cause or disability during the Employment Period, the agreement provides the following severance benefits ("Change of Control Benefits"):

  •
  any unpaid base salary through the date of termination;

  •
  a proportionate bonus based upon the highest annual bonus he or she earned during any of the last three fiscal years prior to the change of control or during the most recently completed fiscal year following the change of control ("highest annual bonus");

  •
  an amount equal to three times the sum of the executive's annual base salary plus the executive's highest annual bonus;

  •
  a payment equal to the excess of: (a) the retirement benefits he or she would receive under Comerica's defined benefit pension and excess plans or Retirement Account Plan, as applicable, if he or she continued to receive service credit for three years after the date his or her employment was terminated, over (b) the retirement benefits he or she actually accrued under the plans as of the date of termination;

  •
  provision of health, accident, disability and life insurance benefits for three years after the executive's employment terminates, unless he or she becomes eligible to receive comparable benefits during the three-year period;

  •
  payment of any legal fees and expenses reasonably incurred by the executive to enforce his or her rights under the agreement; and

  •
  outplacement services.

These amounts would be paid in a lump sum with the exception of the health, accident, disability and life insurance benefits and the payment of legal fees and outplacement services, which would be paid as the expenses were incurred. All payments would be made by Comerica or the surviving entity.

Change of control agreements issued in 2008 and before included an excise tax benefit and a window period feature. Accordingly, Mr. Babb, Ms. Acton, Mr. Farmer and Mr. Fulton would also receive the Change of Control Benefits if they resigned for any reason within the 30 days after the one-year anniversary of the change of control. Additionally, if any payment or benefit to such executives under the agreement or otherwise were subject to the excise tax under Section 4999 of the Internal Revenue Code, the executive would receive an additional payment in an amount sufficient to make the executive whole for any such excise tax. However, if such payments (excluding additional amounts payable due to the excise tax) did not exceed 110% of the greatest amount that could be paid without giving rise to the excise tax, no additional payments would be made with respect to the excise tax, and the payments otherwise due to the executive would be reduced to an amount necessary to prevent the application of the excise tax. Mr. Greene was party to a change of control agreement while employed with Comerica, but such agreement expired upon his retirement.

Comerica has not entered into any new agreements since 2008 that include the excise tax benefit and window period provisions. Furthermore, Comerica will not include these provisions in new agreements going forward.

Supplemental Pension and Retiree Medical Agreement with Ralph W. Babb, Jr.

On May 29, 1998, Comerica entered into a Supplemental Pension and Retiree Medical Agreement with Mr. Babb, which is designed to make him whole with respect to pension benefits that he lost when he left his prior employer to come to Comerica. The agreement was entered into pursuant to an understanding reached when Mr. Babb was hired. This supplemental pension provides Mr. Babb a benefit equal to the amount to which he would have been entitled under Comerica's Pension Plan had he been employed by Comerica since October 1978 (an additional 17 years of service), less amounts received by him under both Comerica's Pension Plan and the defined benefit pension plans of his prior employer. In addition, Comerica will provide Mr. Babb and his spouse with retiree medical and accidental insurance coverage for his and her lifetime on a basis no less favorable than such benefits were provided to them as of the date of the agreement. For additional information on Mr. Babb's supplemental pension arrangements, please see the table below entitled, "Pension Benefits at Fiscal Year-End 2011."

Deductibility of Executive Compensation

Comerica's executive compensation programs are designed to maximize the deductibility of executive compensation under the Internal Revenue Code. However, the Committee reserves the right in the exercise of its business judgment to establish appropriate compensation levels for executive officers that may exceed the limits on tax deductibility established under Section 162(m) of the Internal Revenue Code or not satisfy the performance-based award exception under Section 162(m), and therefore would not be deductible.

Participation in the TARP Capital Purchase Program imposed additional limitations under Section 162(m) of the Internal Revenue Code. During the TARP period, the Company's deduction for annual compensation for the Section 162(m) "covered executives" was limited to $500,000 and the "performance-based exception" of Section 162(m) was not available. As a result, certain portions of our executive officers' compensation attributable to services during our TARP participation period (November 13, 2008 to March 17, 2010) may not be deductible when paid. Such additional deductibility limitations ceased with respect to compensation earned after the Company's redemption on March 17, 2010, of the preferred stock issued under the TARP Capital Purchase Program.

The aggregate nondeductible portion of compensation paid in 2011 to NEOs is $1,965,570. The primary component of this nondeductible compensation is the value of restricted stock that vested in 2011. As discussed in the "Base Salary" section above, the salary stock was granted to maintain competitive compensation, and restricted stock is a critical component of Comerica's executive compensation program. Both helped to attract and retain executives who are vital to our long-term strategy. At a 35% tax rate, the aggregate cost to the Company associated with the inability to deduct this compensation for 2011 is $687,950, or approximately $0.0035 per share outstanding as of December 31, 2011.

Compensation Policies and Practices that Affect Risk Management

We use incentive compensation plans for a significant number of employees in addition to our executive officers. In this section, we describe some of our policies regarding our use and management of our incentive compensation plans, and how we manage risks arising from our use of incentive compensation.

How We Consider Risk When Structuring Incentive Compensation Programs

  •
  Our Philosophy.    Some risk-taking is an inherent part of operating a business. However, we strive to embed a culture of risk management throughout Comerica. Our compensation programs are designed to encourage management of risk and discourage inappropriate risk-taking by utilizing a diverse portfolio of incentive compensation programs for our executives and other senior employees that is expected to reward the desired behavior and results.

  •
  Our Programs.    To appropriately allocate risk, we use incentives differently based on job type. For example, our NEOs and senior officers participate in the MIP. These are employees with broader, company-wide and/or strategic responsibilities. Accordingly, awards are based on corporate performance (adjusted EPS growth and adjusted ROCE). Other employees participate in incentive plans designed to support the business objectives of the line of business in which they reside, such as commission plans that are used to create a strong sales culture.

How We Identify Potential Risks Arising from Incentive Compensation

  •
  Through Board Review.    The Committee annually reviews the structure and components of our compensation arrangements, the material potential sources of risk in our business lines and compensation arrangements, and various policies and practices of Comerica that mitigate this risk. Within this framework, the Committee discusses the parameters of acceptable and excessive risk-taking and the general business goals and concerns of the Company, including the need to attract, retain and motivate top tier talent. In particular, the Committee focuses on the risks associated with the design of each plan, particularly higher risk incentive plans, the mitigation factors that exist for each plan, additional factors that could be considered and an overall risk assessment with respect to the plans. The risks with regard to employee compensation plans are assessed based on the plan design features and financial impact of each plan. Plan design features that could increase risk, if not for the presence of mitigating factors, have been identified as follows: uncapped sales commissions, plans with significant maximum payouts, plans without a link to corporate performance and lending plans, which by their nature have significant potential impact.

  •
  Through Third-Party Review.    Comerica's management has engaged Towers Watson, a nationally known consulting firm, to assist Comerica with an assessment of the Company's compensation plans in compliance with SEC requirements on the disclosure of any risk-taking incentives that may have a material adverse effect on the Company. Towers Watson's report indicated that there did not appear to be any element of Comerica's compensation program that would increase the likelihood of executive officers being rewarded for taking unnecessary or excessive risks, nor, based on their review, was there any evidence that plans encouraged behavior that might lead to taking excessive business risks. Hewitt, the Committee's independent executive compensation consultant, also reviewed the report and agreed with the conclusions drawn by Towers Watson.

How We Manage Potential Risks Arising from Incentive Compensation

  •
  By using internal controls to mitigate business risk.    Internal controls include the following: a clear separation of operation and production/origination roles; having employees in different roles work in concert with one another so that one individual cannot take risky actions independently; actual allocation of incentive pools is subject to manager recommendations; a portion of incentives within the lending programs is subject to a 12 month holdback period, until applicable payout criteria can be confirmed; and payouts are administered and monitored by Comerica's Finance Department.

  •
  By maintaining a strong governance process to manage employee compensation plans.    We have a Business Unit Incentive Oversight Committee ("BUIOC") comprised of senior leaders within the organization who review and approve incentive plans meeting certain employee or spend thresholds each year. The BUIOC was established by the Committee. Members of the BUIOC are prohibited from voting on a proposed plan if they oversee groups impacted by that plan. Incentive compensation design teams are cross-functional and include non-business unit members, and processes for dispute resolution are consistent across all plans.

  •
  By subjecting incentive compensation to a recoupment (clawback) policy.    We implemented this policy in 2010, as explained more fully on page 25.

  •
  By using performance measures that include or adjust for risk.    Under the MIP, we use performance metrics which are closely correlated to shareholder return. These implicitly include an important risk focus. Under other incentive plans, we incorporate risk adjustment tools, such as: profitability measures, risk rating, probability of default, etc.; and in addition to financial metrics, performance against strategic goals is a key qualitative factor.

Based on the factors identified above, we have determined that risks arising from Comerica's employee compensation plans are not reasonably likely to have a material adverse effect on Comerica. Further, it is both the Committee's and management's intent to continue to evolve our processes going forward by monitoring regulations and best practices for sound incentive compensation.

GOVERNANCE, COMPENSATION AND NOMINATING COMMITTEE REPORT

The Governance, Compensation and Nominating Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on that review and those discussions, it recommended to the Board of Directors that the foregoing Compensation Discussion and Analysis be included in Comerica's proxy statement.

The Governance, Compensation and Nominating Committee

Richard G. Lindner, Chairman
Roger A. Cregg
Jacqueline P. Kane
Alfred A. Piergallini

February 28, 2012

The following table summarizes the compensation of the Chief Executive Officer of Comerica, the Chief Financial Officer of Comerica, the former Chief Financial Officer of Comerica and the three other most highly compensated executive officers of Comerica who were serving at the end of the fiscal year ended December 31, 2011, as well as Dale E. Greene, who would have been included in that category but for the fact that he was not serving as an executive officer at the end of the fiscal year ended December 31, 2011 (collectively, the "named executive officers" or "NEOs").

2011 SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards (3)(4) ($)	Option Awards (5) ($)	Non-Equity Incentive Plan Compensation (6) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (7) ($)	All Other Compensation (8)(9) ($)	Total (b) ($)
Ralph W. Babb, Jr.	2011	1,170,873	0	2,127,040	1,349,010	2,416,944	2,745,500	9,800	9,819,167
Chairman of the Board,	2010	2,727,452	0	1,233,540	757,680	1,986,350	2,108,247	32,180	8,845,449
President and Chief Executive Officer, Comerica Incorporated and Comerica Bank	2009	985,000	0	1,801,280	545,908	0	866,533	67,674	4,266,395
Elizabeth S. Acton	2011	598,712	0	430,100	274,950	725,274	391,573	9,800	2,430,409
Executive Vice President	2010	981,416	0	372,020	227,920	446,000	275,273	15,115	2,317,744
and Chief Financial Officer,	2009	512,500	0	394,659	151,496	0	177,884	30,308	1,266,847
Comerica Incorporated and Comerica Bank
Karen L. Parkhill	2011	218,942	792,222	1,131,078	505,800	357,778	0	991,242	3,997,062
Vice Chairman and Chief Financial Officer, Comerica Incorporated and Comerica Bank
Lars C. Anderson	2011	600,000	0	1,818,150	280,800	907,667	0	261,616	3,868,233
Vice Chairman, Comerica Incorporated and Comerica Bank
Curtis C. Farmer	2011	571,393	0	410,550	257,400	912,635	0	22,050	2,174,028
Vice Chairman,	2010	937,042	0	411,180	258,720	346,000	0	30,952	1,983,894
Comerica Incorporated and Comerica Bank	2009	430,769	0	262,564	119,499	55,781	0	699,274	1,567,887
J. Michael Fulton	2011	547,854	0	391,000	234,000	661,540	884,586	9,800	2,728,780
Executive Vice President, Comerica Incorporated and Comerica Bank
Dale E. Greene	2011	445,073	75,488	782,000	0	562,909	961,353	9,800	2,836,623
Executive Vice President, Comerica Incorporated and Comerica Bank	2010	1,009,073		450,340	277,200	522,000	1,142,136	19,374	3,420,123

Footnotes:

(a)
Current position held by the NEO as of March 16, 2012, except for Elizabeth S. Acton, who was Chief Financial Officer from January 1, 2011 – November 1, 2011, and Dale E. Greene, who retired on September 1, 2011.

(b)
Total compensation in the above table includes several current and future forms of compensation. While it is valuable to understand all the components, generally total compensation consists of base salary, performance-based cash incentives and stock awards. The chart below provides CEO total compensation relative to Comerica's performance.

        Adjusted EPS and TSR Growth v CEO Compensation

  See "Short-Term Cash Incentive Program" above for a description of how we calculate adjusted EPS growth.

(1)
The salary amount for 2010 includes the target value (the amount of salary paid in salary stock) on the date of grant. Salary stock was granted in 2010 to provide key executives an appropriate compensation opportunity within the TARP framework that was also aligned with shareholder interests. Units of salary stock were granted each pay period. The number of units granted was based on the target value divided by the closing price of Comerica common stock on the NYSE on each date of grant. The following table shows the applicable NEOs' regular salary, the pre-tax value of the salary stock payment to applicable NEOs, such NEOs' total salary and the settlement date value of the salary stock delivered to such NEOs:

Named Executive Officer	2010 Regular Salary	Salary Stock Value	2010 Total Salary	Salary Stock Payment
Mr. Babb	$1,098,285	$1,629,167	$2,727,452	$1,676,584
Ms. Acton	$561,486	$419,930	$981,416	$430,445
Mr. Farmer	$527,354	$409,688	$937,042	$422,121
Mr. Greene	$597,402	$411,671	$1,009,073	$421,578

  Use of salary stock was discontinued in mid-January 2011. The payout value of the salary stock was based on Comerica's closing stock price on February 4, 2011 ($38.60), and includes salary stock earned during the first pay period of 2011. The salary stock was settled on February 18, 2011.

  Mr. Fulton received a salary stock award in January 2011 in the amount of $17,066.

(2)
As an incentive for Ms. Parkhill to join Comerica, she was provided with a $500,000 signing bonus and a guaranteed incentive payment. The difference between the amount received under the MIP and Ms. Parkhill's guaranteed incentive amount is included in this column along with her signing bonus.

Mr. Greene served as Executive Vice President and interim head of the Business Bank from early 2010 until his retirement on September 1, 2011, succeeding the former Vice Chairman of the Business Bank, Joseph Buttigieg. Mr. Greene provided leadership and oversight of this major business segment and facilitated a smooth transition to the newly hired Vice Chairman of the Business Bank, Mr. Anderson. Since incentive compensation funding for an Executive Vice President is lower than that of a Vice Chairman, the Committee provided Mr. Greene an additional 2011 annual award in the amount of $75,488 under the MIP to recognize his contribution to the Company in such a critical role.

(3)
This column represents the aggregate grant date fair value of restricted stock and restricted stock units granted to each of the NEOs in accordance with Accounting Standards Codification (ASC) 718 and Item 402 of Regulation S-K. For additional information on the assumptions used in determining fair value for share-based compensation, refer to Notes 1 and 17 in the Consolidated Financial Statements in Comerica's Annual Report on Form 10-K for the year ended December 31, 2011. See the "2011 Grants of Plan-Based Awards" table below for information on awards made in 2011.

Both Ms. Parkhill and Mr. Anderson received a restricted stock unit grant when joining Comerica. Ms. Parkhill was granted 34,200 restricted stock units that vest in thirds in years 3, 4 and 5 from the date of grant. All units will be distributed as shares on the 5th anniversary of the date of grant.

Mr. Anderson was granted 35,000 restricted stock units to help offset any loss of pension benefits he may have accrued with his former employer. The units vest in thirds in years 4, 6 and 8 from the date of grant. All units will be distributed in shares when Mr. Anderson reaches the age of 60.

For both awards, dividends are accumulated over the vesting period and are converted into additional restricted stock units based on the fair market value of Comerica's stock price on the date of the dividend payment.

The shares granted to Mr. Babb in 2009 included 58,000 shares with a fair market value of $1,004,560 on the date of grant. At Mr. Babb's request, the cash incentive award that Mr. Babb would have otherwise received under the MIP for the one-year period ended

  December 31, 2008 was reduced to zero, and these shares were granted in lieu of the cash payment. Mr. Babb's regular restricted stock award for 2009 was 46,000 shares with a fair market value of $796,720 on the date of grant.

  In 2009, due to the restrictions imposed on Comerica as a participant in TARP, grants of long-term restricted stock were made to Ms. Acton and Mr. Greene in lieu of a cash payment for the three-year portion of the MIP. At Mr. Babb's request, he did not receive any consideration for the 2009 three-year portion of the MIP. The value of Mr. Babb's foregone long-term restricted stock award was $738,750. Mr. Farmer received cash for his three-year portion of the MIP because he was not subject to the same TARP restrictions.

(4)
Grants of restricted stock include the right to receive cash dividends. Dividend amounts paid to the NEOs are listed below.

	2011 Dividend	2010 Dividend	2009 Dividend
Mr. Babb	$99,020	$42,275	$71,230
Ms. Acton	$25,504	$11,327	$22,654
Ms. Parkhill	$1,000	N/A	N/A
Mr. Anderson	$7,950	N/A	N/A
Mr. Farmer	$15,009	$4,354	$4,395
Mr. Fulton	$21,886	N/A	N/A
Mr. Greene	$20,683	$11,064	N/A

  Ms. Parkhill and Mr. Anderson were also paid dividend equivalents on their outstanding restricted stock units of $3,420 and $10,529, respectively.

(5)
This column represents the aggregate grant date fair value of stock options granted to the NEOs in accordance with ASC 718 and Item 402 of Regulation S-K. The amounts reflect the fair market value at the date of grant for these awards based on a binomial lattice valuation. See the "2011 Grants of Plan-Based Awards" table below for information on awards made in 2011. The binomial value assigned to an option as of each grant date is as follows:

Option Value
2009	$6.53
2010	$12.32
2011	$11.70

  Due to Ms. Parkhill's hire date, her grant was done separately in 2011, making her binomial value $8.43. For additional information on the valuation assumptions used in determining fair value for share-based compensation, refer to Notes 1 and 17 in the Consolidated Financial Statements in Comerica's Annual Report on Form 10-K for the year ended December 31, 2011.

(6)
Amounts in this column represent incentive awards, if any, under Comerica's MIP based on Comerica's adjusted ROCE and adjusted EPS growth performance for the relevant one-year and three-year performance periods, prorated to exclude any impermissible amounts attributable to the time Comerica was a participant in TARP during the measurement period. Awards were also prorated in the event the NEO was not employed by Comerica during the entire performance period.

If eligible, participants can elect to defer all or a portion of the one-year and three-year performance awards. The deemed investment choices for the deferral are either an investment fund where the participant elects the deemed investments or Comerica common stock.

As Mr. Babb, Ms. Acton and Mr. Greene were TARP "Covered Employees" (the Senior Executive Officers and the twenty next most highly compensated employees) in 2009, they were not eligible to receive a cash bonus under the MIP as prescribed by the applicable TARP regulations. Mr. Farmer was not a TARP "Covered Employee" in 2009 and, therefore, was eligible to receive a cash bonus under the MIP.

A break-down of the AMI and LMI earned in 2011 and paid in February 2012 under the MIP are set forth in the table below with respect to each of the NEOs:

2011 Management Incentive Plan Awards

NEOs	AMI Funding	LMI Funding	Total Funding
Mr. Babb(a)	$1,646,540	$770,404	$2,416,944
Ms. Acton(c)	$547,821	$177,453	$725,274
Ms. Parkhill(b)	$301,875	$55,903	$357,778
Mr. Anderson(c)	$756,000	$151,667	$907,667
Mr. Farmer(a)	$663,133	$249,502	$912,635
Mr. Fulton(a)	$499,682	$161,858	$661,540
Mr. Greene(a)(b)	$468,608	$169,789	$638,397

  (a)    LMI funding and total funding reflects required proration, where applicable, to exclude impermissible amounts attributable to the time Comerica was a participant in TARP.

  (b)    AMI funding, LMI funding and total funding reflects proration based on the period of time Ms. Parkhill and Mr. Greene were employed by Comerica.

  (c)    LMI funding and total funding reflects proration based on the period of time Mr. Anderson was employed by Comerica.

(7)
This column represents the aggregate change in the actuarial present value of the individual's accumulated benefit under the qualified pension plan and SERP.

The years of service credited to Mr. Babb under the SERP include the 17 years of service that Comerica agreed to provide Mr. Babb upon commencing his employment with Comerica.

  Comerica has not provided above-market or preferential earnings on any nonqualified deferred compensation and, accordingly, no such amounts are reflected in the column. Since Ms. Parkhill, Mr. Anderson and Mr. Farmer were hired after January 1, 2007, they are not eligible to participate in the qualified pension plan or the SERP. See "Pension Benefits at Fiscal Year-End 2011" for more information.

(8)
2011 amounts for each of the NEOs include a matching contribution under Comerica's 401(k) savings plan as follows:

401(k) Match
Ralph W. Babb, Jr.	$9,800
Elizabeth S. Acton	$9,800
Karen L. Parkhill	N/A
Lars C. Anderson	$9,800
Curtis C. Farmer	$9,800
J. Michael Fulton	$9,800
Dale E. Greene	$9,800

  Ms. Parkhill was not eligible to participate in the 401(k) plan in 2011.

  Mr. Farmer's 2011 amount includes a contribution of $12,250 under the Retirement Account Plan.

  In addition, certain amounts in the "All Other Compensation" column for Mr. Farmer for 2009 have been adjusted to conform to current summary compensation table presentation.

(9)
To induce Ms. Parkhill and Mr. Anderson to accept employment offers with Comerica, both officers were provided relocation benefits in 2011 pursuant to Comerica's relocation policy. Ms. Parkhill's relocation expenses totaled $985,412. Pursuant to the home buyout program under the relocation policy and based on independent appraisals and market analysis, Comerica purchased Ms. Parkhill's home and ultimately resold the home in December 2011. A difference of $675,000 between the buyout value at which Comerica purchased the home and the ultimate sale price has been included in Ms. Parkhill's "All Other Compensation", along with other transaction costs, including tax assistance of $24,377 and $77,338 in taxes as part of the sales contract. Mr. Anderson's relocation expenses totaled $249,599, including tax assistance of $24,294. See page 41 for more information on the relocation policy.

The following table provides information on grants of awards to NEOs in the fiscal year ended December 31, 2011 under Comerica's plans, as well as potential payouts for each of the NEOs under the AMI and LMI for the annual performance period covering 2011 and the three-year performance period covering 2009-2011. Where applicable, the estimated future payout values are prorated for the time Comerica was a participant in TARP during the performance period. For more information on our equity compensation plans, see the "Long-Term Incentives" section of the "Compensation Discussion and Analysis."

2011 GRANTS OF PLAN-BASED AWARDS

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)
							All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securitites Underlying Options(4)	Exercise of Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards(6)
	Award Type	Date Award Approved	Grant Date	Threshold ($)	Target ($)	Maximum(2) ($)
Ralph W. Babb, Jr.	Cash Incentive			0	1,617,138	3,234,275

	Restricted Stock	01/25/2011	01/25/2011				54,400			2,127,040

	Options	01/25/2011	01/25/2011					115,300	39.10	1,349,010

	Phantom Salary	01/26/2010	01/07/2011				1,583			70,833
	Stock Units
Elizabeth S. Acton	Cash Incentive			0	492,888	985,775

	Restricted Stock	01/25/2011	01/25/2011				11,000			430,100

	Options	01/25/2011	01/25/2011					23,500	39.10	274,950

	Phantom Salary	01/26/2010	01/07/2011				410			18,258
	Stock Units
Karen L. Parkhill	Cash Incentive			0	247,569	495,139

	Restricted Stock	04/26/2011	08/31/2011				10,000			255,900

	Restricted Stock Units	04/26/2011	08/31/2011				34,200			875,178

	Options	04/26/2011	08/31/2011					60,000	25.59	505,800

Lars C. Anderson	Cash Incentive			0	626,667	1,253,333

	Restricted Stock	01/25/2011	01/25/2011				11,500			449,650

	Restricted Stock Units	01/25/2011	01/25/2011				35,000			1,368,500

	Options	01/25/2011	01/25/2011					24,000	39.10	280,800

Curtis C. Farmer	Cash Incentive			0	616,008	1,232,017

	Restricted Stock	01/25/2011	01/25/2011				10,500			410,550

	Options	01/25/2011	01/25/2011					22,000	39.10	257,400

	Phantom Salary	01/26/2010	01/07/2011				400			17,813
	Stock Units
J. Michael Fulton	Cash Incentive			0	449,576	899,151

	Restricted Stock	01/25/2011	01/25/2011				10,000			391,000

	Options	01/25/2011	01/25/2011					20,000	39.10	234,000

	Phantom Salary	01/26/2010	01/07/2011				377			17,066
	Stock Units
Dale E. Greene	Cash Incentive				378,000	756,000

	Restricted Stock	01/25/2011	01/25/2011				20,000			782,000

	Phantom Salary	01/26/2010	01/07/2011				402			17,899
	Stock Units

Footnotes:

(1)
These columns reflect the potential payments for each of the NEOs under the AMI and the LMI for the annual performance period covering 2011 and the three-year performance period covering 2009-2011. Where applicable, the values are prorated (1) to exclude impermissible amounts attributable to the time Comerica was a participant in TARP during the performance period or (2) to prorate amounts based on the period of time Mr. Anderson, Mr. Greene and Ms. Parkhill were employed by Comerica. Refer to the "Short-Term Incentives" portion of the "Compensation Discussion and Analysis" section above for additional information. Because there is the possibility of no incentive funding if Comerica does not meet its performance objectives, the threshold is deemed to be zero. Incentives earned under the AMI and the LMI for the one-year and three-year performance periods in 2011 and 2009-2011 are shown in the Non-Equity Incentive Compensation Plan column of the "2011 Summary Compensation Table."

(2)
As described in the "Compensation Discussion and Analysis" section above, the maximum stated for each NEO under the MIP represents the maximum amount that could be funded for each NEO based upon the achievement of the performance criteria, the NEO's officer level and the NEO's base salary, prorated, where applicable, due to the restrictions imposed on Comerica as a participant in TARP and based on the period of time the officer was employed by Comerica during the performance period.

(3)
Reflected in this column are the restricted shares granted to NEOs in January of 2011. Unless an award is forfeited prior to vesting, restricted stock awards are subject to 5 year cliff vesting. Refer to the "2011 Equity Award Grants" portion of the "Compensation Discussion and Analysis" section above for more information on restricted stock awards.

  Ms. Parkhill's and Mr. Anderson's restricted stock unit grants are also reflected in this column. Grants of restricted stock units include dividend equivalents. For more information regarding these grants see footnote (3) of the "2011 Summary Compensation Table."

  Also provided in this column are the phantom salary stock units (salary stock) awarded to Mr. Babb, Ms. Acton, Mr. Farmer, Mr. Fulton and Mr. Greene in January 2011. The specific number of phantom salary stock units was determined each pay period based on Comerica's closing stock price on the grant date. More information can be found above in the "Base Salary" section of the "Compensation Discussion and Analysis." The phantom salary stock units were settled in cash and paid in February 2011. For more details, see footnote (1) of the "2011 Summary Compensation Table" above.

(4)
This column shows the number of stock options granted to the NEOs in January of 2011, as applicable. Option awards generally have a 10-year term and become exercisable annually in 25% increments. Ms. Parkhill's grant was not made until she began her employment with Comerica in August.

(5)
For all applicable NEOs other than Ms. Parkhill, the closing price of Comerica's common stock per share on January 25, 2011, the grant date. For Ms. Parkhill, the closing price of Comerica's common stock per share on August 31, 2011, the grant date.

(6)
This column represents the fair value (at grant date) of phantom salary stock units, stock options and restricted stock/unit awards granted to applicable NEOs in 2011.

    The restricted stock and restricted stock unit value is calculated using the closing stock price on the date of grant.

    The stock option grant value is based on a binomial lattice valuation. The binomial value assigned to the option grant date in January of 2011 was $11.70. The binomial value assigned to Ms. Parkhill's award was $8.43.

    The phantom salary stock unit value reflects the target value Comerica awarded to each applicable NEO.

The following table provides information on stock option, restricted stock and restricted stock unit grants awarded under the Long-Term Incentive Plan for each NEO that were outstanding as of the end of the fiscal year ended December 31, 2011. The market value of the stock awards is based on the closing market price of Comerica stock on December 30, 2011 of $25.80 per share. For more information on our equity compensation plans, see the "Long-Term Incentives" section of the "Compensation Discussion and Analysis."

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2011

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Ralph W. Babb, Jr.	0	115,300(1)	39.10	1/25/2021	54,400(8)	1,403,520
	15,375	46,125(2)	39.16	7/27/2020	31,500(9)	812,700
	41,800	41,800(3)	17.32	1/27/2019	104,000(10)	2,683,200
	75,000	25,000(4)	37.45	1/22/2018	34,000(11)	877,200
	100,000	0	58.98	1/23/2017	30,000(12)	774,000
	100,000	0	56.47	2/15/2016
	175,000	0	54.99	4/21/2015
	150,000	0	52.50	4/16/2014
	70,000	0	40.32	4/17/2013
	125,000	0	63.20	4/17/2012
Elizabeth S. Acton	0	23,500(1)	39.10	1/25/2021	11,000(8)	283,800
	4,625	13,875(2)	39.16	7/27/2020	9,500(9)	245,100
	0	11,600(3)	17.32	1/27/2019	12,800(10)	330,240
	24,000	8,000(4)	37.45	1/22/2018	6,014(13)	155,161
	32,000	0	58.98	1/23/2017	18,445(11)	475,881
	32,000	0	56.47	2/15/2016	7,000(12)	180,600
	45,000	0	54.99	4/21/2015
	45,000	0	52.50	4/16/2014
	30,000	0	62.02	4/13/2012
Karen L. Parkhill	0	60,000(5)	25.59	8/31/2021	10,000(14)	258,000
					34,354(15)	886,333
Lars C. Anderson	0	24,000(1)	39.10	1/25/2021	11,500(8)	296,700
	7,500	22,500(6)	42.24	12/31/2020	35,352(16)	912,082
					15,000(17)	387,000
Curtis C. Farmer	0	22,000(1)	39.10	1/25/2021	10,500(8)	270,900
	5,250	15,750(2)	39.16	7/27/2020	10,500(9)	270,900
	0	9,150(3)	17.32	1/27/2019	10,100(10)	260,580
	6,250	6,250(7)	21.95	11/14/2018	3,047(13)	78,613
					6,000(18)	154,800
J. Michael Fulton	0	20,000(1)	39.10	1/25/2021	10,000(8)	258,000
	4,625	13,875(2)	39.16	7/27/2020	9,500(9)	245,100
	7,850	7,850(3)	17.32	1/27/2019	7,516(13)	193,913
	24,000	8,000(4)	37.45	1/22/2018	10,200(10)	263,160
	32,000	0	58.98	1/23/2017	10,000(11)	258,000
	32,000	0	56.47	2/15/2016	8,000(12)	206,400
	40,000	0	54.99	4/21/2015
	40,000	0	52.50	4/16/2014
	24,700	0	40.32	4/17/2013
	25,800	0	63.20	4/17/2012
Dale E. Greene	5,625	16,875(2)	39.16	7/27/2020
	13,350	13,350(3)	17.32	1/27/2019
	24,750	8,250(4)	37.45	1/22/2018
	32,000	0	58.98	1/23/2017
	32,000	0	56.47	2/15/2016
	40,000	0	54.99	4/21/2015
	40,000	0	52.50	4/16/2014
	23,400	0	40.32	4/17/2013
	23,600	0	63.20	4/17/2012

Footnotes:

(1)
Options vest annually in 25% increments with vesting dates of 1/25/2012, 1/25/2013, 1/25/2014 and 1/25/2015.

(2)
Options vest annually in 25% increments with vesting dates of 7/27/2011, 7/27/2012, 7/27/2013 and 7/27/2014.

(3)
Options vest annually in 25% increments with vesting dates of 1/27/2010, 1/27/2011, 1/27/2012 and 1/27/2013.

(4)
Options vest annually in 25% increments with vesting dates of 1/22/2009, 1/22/2010, 1/22/2011 and 1/22/2012.

(5)
Options vest annually in 25% increments with vesting dates of 8/31/2012, 8/31/2013, 8/31/2014 and 8/31/2015.

(6)
Options vest annually in 25% increments with vesting dates of 12/31/2011, 12/31/2012, 12/31/2013 and 12/31/2014.

(7)
Options vest annually in 25% increments with vesting dates of 11/14/2009, 11/14/2010, 11/14/2011 and 11/14/2012.

(8)
These shares of restricted stock vest on January 25, 2016.

(9)
These shares of restricted stock vest on July 27, 2015.

(10)
These shares of restricted stock vest on January 27, 2014. They include 58,000 shares granted to Mr. Babb in lieu of the cash payment that he would have otherwise received under the MIP for the one-year period ending December 31, 2008. See the "2011 Summary Compensation Table" for more information.

(11)
These shares of restricted stock vest on January 22, 2013.

(12)
These shares of restricted stock vest on January 23, 2012.

(13)
These shares of restricted stock vest on November 17, 2014.

(14)
These shares of restricted stock vest on August 31, 2016.

(15)
These restricted stock units vest on 8/31/2014, 8/31/2015 and 8/31/2016. Total includes dividend equivalents at December 31, 2011. For more information see footnote (3) of the "2011 Summary Compensation Table."

(16)
These restricted stock units vest on 1/25/2015, 1/25/2017 and 1/25/2019. Total includes dividend equivalents at December 31, 2011. For more information see footnote (3) of the "2011 Summary Compensation Table."

(17)
These shares of restricted stock vest on December 31, 2015.

(18)
These shares of restricted stock vest on November 14, 2013.

The following table provides information concerning the exercise of stock options and the vesting of restricted stock during the fiscal year ended December 31, 2011, for each of the NEOs. For more information on our equity compensation plans, see the "Long-Term Incentives" section of the "Compensation Discussion and Analysis."

2011 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ralph W. Babb, Jr.(2)	0	0	30,583	1,223,293
Elizabeth S. Acton(3)	5,800	126,440	7,410	296,438
Karen L. Parkhill	0	0	0	0
Lars C. Anderson	0	0	0	0
Curtis C. Farmer(4)	10,825	209,150	400	17,813
J. Michael Fulton(5)	0	0	8,377	334,986
Dale E. Greene(6)	0	0	74,202	1,945,287

Footnotes:

(1)
Amounts represent the sum of any restricted stock which vested during the year plus the January 2011 grants of phantom salary stock units, which units were fully vested at each biweekly grant. The phantom salary stock units were settled in cash based on a closing market price at February 4, 2011 of $38.60.

(2)
Upon the lapse of restrictions, 29,000 restricted shares vested with a closing market price of $39.74 on February 15, 2011.

(3)
Ms. Acton exercised 5,800 stock options on February 8, 2011 with an exercise price of $17.32 and an average market price of $39.12. Upon the lapse of restrictions, 7,000 restricted shares vested with a closing market price of $39.74 on February 15, 2011.

(4)
Mr. Farmer exercised 6,250 stock options on February 7, 2011 with an exercise price of $21.95 and an average market price of $39.31, and exercised 4,575 stock options on February 7, 2011 with an exercise price of $17.32 and an average market price of $39.32.

(5)
Upon the lapse of restrictions, 8,000 restricted shares vested with a closing market price of $39.74 on February 15, 2011.

(6)
Upon the lapse of restrictions, 8,000 restricted shares vested with a closing market price of $39.74 on February 15, 2011. On September 1, 2011 65,800 restricted shares were vested with a market price of $24.46 following Mr. Greene's execution of a Restricted Covenants and General Release Agreement. Under the terms of such agreement, Mr. Greene provided a general release of claims in favor of Comerica and its affiliates and agreed to be bound by certain restrictive covenants (including two year non-competition and non-solicitation restrictions that will prohibit him from engaging in any business in competition with the businesses conducted by Comerica in Michigan, California, Texas, Arizona or Florida and from soliciting the customers and employees of Comerica) without the consent of Comerica. Mr. Greene's agreement also includes general non-disparagement and cooperation provisions and provides that Mr. Greene will not use, commercialize or disclose Comerica's confidential information to any person or entity, except to such individuals as approved by Comerica in writing prior to any such disclosure or as otherwise required by law.

The following table gives information with respect to each plan that provides for payments or other benefits at, following, or in connection with retirement, including, without limitation, tax-qualified defined benefit plans and supplemental executive retirement plans, but excluding tax-qualified defined contribution plans and nonqualified defined contribution plans. In the table below, the Comerica Incorporated Retirement Plan is referred to as the "Pension Plan", and the supplemental executive retirement plan, or Benefit Equalization Plan, is referred to as the "SERP". Since Ms. Parkhill, Mr. Anderson and Mr. Farmer were hired after January 1, 2007, they are not eligible to participate in the Pension Plan or the SERP. For more information, see the "Retirement Benefits" section of the "Compensation Discussion and Analysis."

PENSION BENEFITS AT FISCAL YEAR-END 2011(1)

Name	Plan Name	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
	Pension Plan	15.58	1,309,435	0
Ralph W. Babb, Jr.	SERP	33.58	14,292,132	0
	Total Pension Value		15,601,567	0
	Pension Plan	8.75	297,441	0
Elizabeth S. Acton	SERP	8.75	1,224,735	0
	Total Pension Value		1,522,176	0
	Pension Plan	40.67	1,545,361	0
J. Michael Fulton	SERP	40.67	4,320,848	0
	Total Pension Value		5,866,209	0
	Pension Plan	33.58	1,691,429	27,630
Dale E. Greene	SERP	33.58	5,171,673	0
	Total Pension Value		6,863,102	27,630

Footnotes:

(1)
This table shows the actuarial present value of accumulated benefits payable to the applicable NEOs, based on the final average monthly compensation and the number of years of service credited at December 31, 2011. The actuarial assumptions used to determine the present values are consistent with those used in Comerica's financial statements, except that, as required by SEC regulations, the assumed retirement age is the normal Pension Plan retirement age of 65. For these purposes, the actuarial assumptions under both plans include a discount rate of 4.99%; post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for males and females projected to 2015 using Scale AA; no assumed pre-retirement mortality; and that payments are projected to commence at age 65 in the form of a single life annuity.

(2)
The years of service credited to Mr. Babb under the SERP include 17 years of service that Comerica contractually agreed to provide Mr. Babb at the time he was hired to equalize the effect of his departure from his previous employer. Using the same actuarial assumptions as set forth in footnote 1, the 17 years of service are valued at $8,624,060.

At December 31, 2011, Mr. Fulton had 40.67 years of benefit service. However, benefits under the Pension Plan and the SERP are limited to a 35-year service cap.

The Pension Plan is a tax-qualified defined benefit pension plan and a consolidation of the former Manufacturers National Corporation Pension Plan, the Comerica Incorporated Retirement Plan and pension plans of other companies acquired by Comerica. The Pension Plan in general covers salaried employees who are age 21 and have at least one year of service. New employees hired on or after January 1, 2007 are not eligible to participate in the Pension Plan.

The Pension Plan provides the following types of benefits:

  •
  Normal retirement. Normal retirement age under the Pension Plan is 65. Mr. Greene retired on September 1, 2011 under the normal retirement provision.

  •
  Early retirement. Early retirement age under the Pension Plan is 55. A participant with 10 years of service may retire at early retirement age, or thereafter, and receive payment of his or her accrued benefit, reduced by an early retirement reduction factor for commencement prior to normal retirement age. Of the NEOs, Mr. Babb and Mr. Fulton are currently eligible for early retirement.

  •
  Vested separated retirement. After five years of service with Comerica, an eligible employee is vested in the Pension Plan. Such an employee receives a vested separated retirement benefit at the time of voluntary termination even if such employee is not eligible for retirement, reduced by a vested separated retirement factor for commencement prior to early or normal retirement age. Of the NEOs, Ms. Acton is currently eligible for a vested separated retirement benefit.

  •
  Disability. After attainment of age 50 and fifteen years of service with Comerica, an eligible employee would receive a benefit in the event of disability. Of the NEOs, Mr. Babb and Mr. Fulton currently have satisfied the service requirements for disability benefits.

  •
  Death. If an eligible employee who has earned a vested accrued benefit dies prior to electing an optional form of benefit, the eligible employee's surviving spouse, if any, would receive the same benefit that would be payable if the eligible employee had separated from service on the date of death and elected an immediate joint and 50% survivor annuity as of the date of death or at the earliest retirement age, if later. Of the NEOs, Mr. Babb, Ms. Acton and Mr. Fulton have earned a death benefit.

A participant may not receive multiple levels of benefits under the Pension Plan.

A participant who retires under the Pension Plan receives a pension comprised of two parts. The first part is the pension based on the service the participant accrued under one of the aforementioned plans on the day prior to the January 1, 1994 merger of those plans into the Pension Plan. The second part is the sum of (i) nine-tenths of one percent times the participant's final average monthly compensation, times the participant's years of benefit service since January 1, 1994 (total service not to exceed 35); plus (ii) seven tenths of one percent times the participant's final average monthly compensation in excess of the participant's covered compensation (the average of the taxable wage bases in effect for each calendar year during the 35-year period ending on the last day of the calendar year in which the participant attains Social

Security Retirement Age), times the participant's years of benefit service since January 1, 1994 (total service not exceeding 30).

Final average monthly compensation is a participant's aggregate monthly compensation for the 60 consecutive calendar months that fall within the 120 calendar months preceding the participant's retirement or separation from service prior to retirement, which results in the highest aggregate monthly compensation, divided by 60. Compensation under the Pension Plan is defined as wages, salary (including salary awarded in the form of phantom salary stock units) and any other amounts received for personal service actually rendered in the course of the employee's employment with the employer, to the extent such amounts are includible in gross income, plus incentives earned under the management incentive program, inclusive of awards earned under the MIP that the Committee determines will be paid under Comerica's Long-Term Incentive Plan in lieu of a cash incentive.

The Pension Plan also provides a benefit feature intended to help retiring employees purchase additional health care insurance. This is a level benefit to all employees that is not based on compensation but is based on "points". "Points" are the participant's age plus service at termination or retirement not exceeding 100 points. This benefit provides $1.50 per "point" payable monthly commencing on the participant's normal retirement date. Participants eligible to retire early under the Pension Plan who have also attained age 60 with 10 years of service or who have accumulated 80 points on or after age 55, are entitled to a benefit equal to $3.00 per point payable monthly commencing on their early retirement date and ending on their normal retirement date. For example, a participant retiring at age 60 and with 20 years of service, would receive a monthly payment of $240 until his or her normal retirement date, and a monthly benefit of $120 thereafter. Those vested employees not meeting the age 60 and 10 years of service or 80 point criteria would receive a flat $1.50 per point monthly benefit commencing on his or her normal retirement date.

In past years, there was some flexibility provided in the IRS regulations to include an additional benefit in the Pension Plan that would otherwise be payable from the Benefit Equalization Plan. Accordingly, certain participants in the Pension Plan are entitled to receive an annual benefit that is the greater of (a) their normal retirement benefit calculated regularly, and (b) their normal retirement benefit calculated applying the 2005 compensation limit for earnings after 2005, but adding a stated additional amount. The NEOs who were eligible for the additional benefit under the Pension Plan at December 31, 2011 are: Mr. Babb, with an additional annual benefit at age 65 of $78,852; Mr. Fulton, with an additional annual benefit at age 65 of $37,272 and Mr. Greene, with an additional annual benefit at age 65 of $31,836.

The 2011 limit under the Internal Revenue Code on the maximum annual pension that any participant, including any NEO, may receive under a tax-qualified defined benefit plan is $195,000. The maximum annual compensation of any participant that Comerica can consider in computing a pension under a qualified plan is $245,000.

A participant who is unmarried at the time of retirement generally receives a pension in the form of a single life annuity, the annual amount of which is listed in the "Pension Benefits at Fiscal Year-End 2011" table above. A participant who is married at the time of retirement generally receives a pension in the form of a joint and 50% survivor annuity, the amount of which is actuarially equivalent to the single life annuity.

The amounts set forth in the table above are not subject to deduction for Social Security or other offset amounts. The pension benefit formula under each of these plans is designed so that the pension benefits payable are integrated with the Social Security taxable wage base.

In addition to the Pension Plan, Comerica maintains the SERP, which is a consolidation of the nonqualified retirement plans previously maintained by Comerica and Manufacturers National Corporation. The SERP makes up the portion of the retirement benefits lost by participants in the

Pension Plan due to limits under the Internal Revenue Code on tax-qualified retirement plans that cap annual compensation which can be taken into account in determining pension benefits, cap the annual benefit that can be paid to any participant and set restrictions when a plan is top-heavy. The SERP includes the amount of certain deferrals that are not included within the compensation definition in the Pension Plan. The SERP benefits are calculated in the form of a 100% joint and survivor annuity if a participant is married, and in the form of a life annuity if a participant is not married when payments commence.

The SERP also provides the supplemental pension to Mr. Babb that is described in the May 29, 1998 Supplemental Pension and Retiree Medical Agreement between Comerica and Mr. Babb, referenced on page 44 under "Employment Contracts and Severance or Change of Control Agreements" of the "Compensation Discussion and Analysis" portion of the proxy statement, which serves to equalize the effect that the departure from his prior employer had on Mr. Babb's pension.

The following table provides information on the nonqualified deferred compensation of the NEOs with respect to the fiscal year ended December 31, 2011. The plans under which these deferrals were made are described in the section entitled "Employee Deferred Compensation Plans" below.

2011 NONQUALIFIED DEFERRED COMPENSATION

Name	Plan Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings (Loss) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Ralph W. Babb, Jr.	Deferred Compensation Plan	0	0	0	0	0
	Common Stock Deferred Incentive Award Plan	0	0	(614,386)	0	995,321
	Total Deferred Compensation Balance	0	0	(614,386)	0	995,321
Elizabeth S. Acton	Deferred Compensation Plan	0	0	0	0	0
	Common Stock Deferred Incentive Award Plan	0	0	(10,164)	0	16,467
	Total Deferred Compensation Balance	0	0	(10,164)	0	16,467
Karen L. Parkhill	Deferred Compensation Plan	0	0	0	0	0
	Common Stock Deferred Incentive Award Plan	0	0	0	0	0
	Total Deferred Compensation Balance	0	0	0	0	0
Lars C. Anderson	Deferred Compensation Plan	0	0	0	0	0
	Common Stock Deferred Incentive Award Plan	0	0	0	0	0
	Total Deferred Compensation Balance	0	0	0	0	0
Curtis C. Farmer	Deferred Compensation Plan	0	0	0	0	0
	Common Stock Deferred Incentive Award Plan	0	0	0	0	0
	Total Deferred Compensation Balance	0	0	0	0	0
J. Michael Fulton	Deferred Compensation Plan	0	0	(1,374)	0	211,267
	Common Stock Deferred Incentive Award Plan	0	0	(93,820)	0	151,991
	Total Deferred Compensation Balance	0	0	(95,194)	0	363,258
Dale E. Greene(3)	Deferred Compensation Plan	0	0	(14,981)	0	601,171
	Common Stock Deferred Incentive Award Plan	0	0	(188,388)	0	305,193
	Total Deferred Compensation Balance	0	0	(203,369)	0	906,364

Footnotes:

(1)
Amounts in this column, if any, represent compensation deferred in the 2011 fiscal year.

(2)
Amounts in this column, if any, represent the total compensation deferred by each NEO, together with earnings net of any losses attributed to each of them in accordance with their investment elections in the hypothetical investments offered. These investments are similar to those offered under Comerica's Preferred Savings (401(k)) Plan. The deferral contributions made in years prior to 2011 represent base salary or incentives earned under the MIP. Those amounts were included in the Summary Compensation Table in prior years with respect to the NEOs at those times.

(3)
As Mr. Greene has retired, amounts will be payable to him based on his distribution election at the time of deferral.

Employee Deferred Compensation Plans.    Comerica maintains two deferred compensation plans for eligible employees of Comerica and its subsidiaries: the 1999 Comerica Incorporated Amended and Restated Common Stock Deferred Incentive Award Plan (the "Employee Common Stock Deferral Plan") and the 1999 Comerica Incorporated Amended and Restated Deferred Compensation Plan (the "Employee Investment Fund Deferral Plan"). Under the Employee Common Stock Deferral Plan, eligible employees may defer up to 100% of their incentive awards into units that are functionally equivalent to shares of Comerica common stock. Dividend payments are converted to an equivalent unit value and credited to the employee's account. Generally, the deferred compensation under the Employee Common Stock Deferral Plan is payable in shares of Comerica's common stock following termination of service as an employee, over the period elected by the employee, except in the case of termination due to death or separation of service prior to retirement, in which case the deferred compensation is payable in shares of Comerica's common stock in a single lump sum distribution within ninety days.

Similarly, under the Employee Investment Fund Deferral Plan, eligible employees may defer a portion of their compensation, including up to 60% of salary, and up to 100% of bonus and incentive awards, into units that are functionally equivalent to shares of mutual funds offered under the Employee Investment Fund Deferral Plan. As of 1999, Comerica stock was no longer an investment choice under the Employee Investment Fund Deferral Plan. Any dividend payments are converted to an equivalent unit value and credited to the employee's account. Generally, the deferred compensation under the Employee Investment Fund Deferral Plan is payable in cash following termination of service as an employee, over the period elected by the employee, except in the case of termination due to death or separation of service prior to retirement, in which case the deferred compensation is payable in cash in a single lump sum distribution within ninety days.

Additionally, upon Comerica's acquisition of Sterling, Comerica assumed the Sterling Bancshares, Inc. Deferred Compensation Plan (as Amended and Restated). None of the NEOs participate in this plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
AT FISCAL YEAR-END 2011

Ralph W. Babb, Jr.

Benefits and Payments Upon Separation	Early Retirement(1)		For Cause Termination	Change of Control Termination(2)		Disability		Death
Cash Compensation
Base salary/severance	—		—	$9,645,849		$59,809	(3)	—
MIP	$2,416,944	(4)	—	$2,416,944		$2,416,944		$2,416,944
Equity Compensation
Stock Options	—	(5)	—	$354,464	(6)	—	(7)	—	(7)
Restricted Stock	$6,550,620	(8)	—	$6,550,620	(6)	$6,550,620		$6,550,620
Benefits & Other Payments
Deferred Compensation(9)	$995,321		$995,321	$995,321		$995,321		$995,321
Pension Plan/SERP(10)	$16,367,044		$16,367,044	$22,590,181	(11)	$18,352,467		$14,872,532
Retirement Account Plan(12)	N/A		N/A	N/A		N/A		N/A
Life Insurance(13)	—		—	$296,820		—		$2,000,000
Medical Insurance Premiums(14)	$271,110		$271,110	$271,110		$271,110		$145,988
Outplacement Assistance	—		—	$12,500	(15)	—		—
Tax Assistance	—		—	$8,208,842		—		—
Total	$26,601,039		$17,633,475	$51,342,651		$28,646,271		$26,981,405
(1)
As Mr. Babb is eligible for early retirement (at least 55 years of age with at least 10 years of service), it is assumed for purposes of this table that instead of a voluntary termination or an involuntary not for cause termination, Mr. Babb would have retired early if he had terminated as of December 31, 2011.

(2)
Please see "Change of Control Agreements" on pages 43-44 for a description of Mr. Babb's change of control agreement; assumes both change of control and termination occur on December 31, 2011.

(3)
Equals the amount of the monthly disability benefit payable until age 65 based on Mr. Babb's election to purchase long-term disability coverage with respect to his bonus amounts.

(4)
Subject to the approval of the Committee, if Mr. Babb had retired on December 31, 2011, he would have been eligible to receive a share of any applicable incentive payment provided pursuant to the MIP which is payable in the year 2012 with respect to the one-year and three-year performance periods ended December 31, 2011, in accordance with the terms of the MIP. The amount of the payment, if any, would have been prorated and/or adjusted to exclude any incentive amount attributable to any period during which Comerica was a participant in TARP, to the extent required by the rules and regulations applicable to TARP recipients.

(5)
If Mr. Babb had retired on December 31, 2011, no acceleration of stock options would have occurred; however, the options would continue to vest on the terms in effect prior to retirement (with the exception of grants made in the year of retirement, which would be cancelled), and vested options would continue to be exercisable until their expiration date.

(6)
Represents the value of the acceleration of all unvested, in-the-money equity awards upon a change of control pursuant to Comerica's equity compensation plans based on Comerica's closing stock price as of December 31, 2011.

(7)
In the event of a termination due to death or disability, no acceleration of stock options would occur; however, any exercisable options would continue to be exercisable for the earlier of the option term or one year (in the case of death) or the earlier of the option term or three years (in the case of disability).

(8)
Assumes that all unvested restricted stock was accelerated. The Committee may, in its discretion, as it has elected to do previously, accelerate an executive's restricted stock upon the executive's early retirement. Normally, the Committee would only consider making that determination if the NEO was at least age 55 and the NEO signed a non-solicit and non-compete agreement.

(9)
Represents the value of Mr. Babb's deferred compensation plan account and assumes he has elected a lump-sum payment.

(10)
Equal to the present value of the highest benefit available under the Comerica Pension Plan and SERP. For more information on benefit levels under such plans, see pages 55-58. For these purposes, the actuarial assumptions under both plans include a discount rate of 4.99%; post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for males and females projected to 2015 using Scale AA; and no assumed pre-retirement mortality. Payments are projected to commence on December 31, 2011 in the form of a single life annuity assuming a 100% joint and survivor option upon death.

(11)
Also includes the present value of an additional change of control benefit under the Comerica Pension Plan and SERP. Assumptions to calculate this amount are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the Pension Plan. The interest rates used were based on the PPA 3 segment yield curve using a November look back month: 1.99% for the first 5 years, 4.47% for years 5-20 and 5.26% for years after 20. Mortality projections were based on the RR2008-85 Mortality Table. Payments are projected to commence at age 65 in the form of a lump sum.

(12)
Mr. Babb is not eligible to participate in the Retirement Account Plan.

(13)
For "Change of Control Termination," reflects value of life insurance premiums and calculates such life insurance premiums based upon portability and conversion options in the contract at December 31, 2011. For "Death," includes proceeds of life insurance, of which any amount up to $2 million would be paid by Comerica's life insurance provider.

(14)
Includes the present value of Mr. Babb's retiree medical benefits for him and his spouse, as provided for Mr. Babb in his Supplemental Pension and Retiree Medical Agreement described in the "Employment Contracts and Severance or Change of Control Agreements" section. Key assumptions used to value Mr. Babb's retiree medical benefits included a discount rate of 4.55%, mortality projections based on the RP2000 Combined Healthy Mortality Table for males and females projected to 2015 with Scale AA, assumptions of annual per capita costs based on Comerica's claims experience, assumptions of annual trend rates for future healthcare and prescription drug cost increases of 8% in 2012, grading down to 5% in year 2032 and beyond and that the annual amount of the Medicare Part D subsidy would be 20% of the prescription drug claim cost.

(15)
Assumes Mr. Babb has elected to use Comerica's standard outplacement provider and represents negotiated rate.

Elizabeth S. Acton

Benefits and Payments Upon Separation	Voluntary Resignation		Early Retirement(1)	Involuntary Not for Cause Termination(2)	For Cause Termination	Change of Control Termination(3)		Disability		Death
Cash Compensation
Base salary/severance	—		N/A	$602,000	—	$3,392,483		$15,943	(4)	—
MIP	—		N/A	—	—	$725,274		$725,274		$725,274
Equity Compensation
Stock Options	—		N/A	—	—	$98,368	(6)	—	(7)	—	(7)
Restricted Stock	$1,670,782	(5)	N/A	—	—	$1,670,782	(6)	$1,670,782		$1,670,782
Benefits & Other Payments
Deferred Compensation(8)	$16,467		N/A	$16,467	$16,467	$16,467		$16,467		$16,467
Pension Plan/SERP(9)	$1,345,059		N/A	$1,345,059	$1,345,059	$2,474,365	(10)	—		$980,612
Retirement Account Plan(11)	N/A		N/A	N/A	N/A	N/A		N/A		N/A
Life Insurance(12)	—		N/A	—	—	$137,792		$3,669		$1,205,000
Medical Insurance Premiums(13)	—		N/A	$2,962	—	$39,896		$28,633		$3,325
Outplacement Assistance	—		N/A	$12,500	—	$12,500	(14)	—		—
Tax Assistance	—		N/A	—	—	$2,140,195		—		—
Total	$3,032,308		N/A	$1,978,988	$1,361,526	$10,708,122		$2,460,768		$4,601,460
(1)
Ms. Acton has announced her intention to retire from Comerica in April 2012. However, as of December 31, 2011, she was not eligible for retirement or early retirement under Comerica's plans.

(2)
Includes amounts payable under Comerica's standard severance plan available for all salaried employees, plus Ms. Acton's deferred compensation and pension benefits.

(3)
Please see "Change of Control Agreements" on pages 43-44 for a description of Ms. Acton's change of control agreement; assumes both change of control and termination occur on December 31, 2011.

(4)
Equals the amount of the monthly disability benefit payable until age 65 based on Ms. Acton's election to purchase long-term disability coverage with respect to her bonus amounts.

(5)
Assumes that all unvested restricted stock was accelerated. The Committee may, in its discretion, as it has elected to do previously, accelerate an executive's restricted stock upon the executive's early retirement. Normally, the Committee would only consider making that determination if the NEO was at least age 55, the Chief Executive Officer recommended retirement treatment for him or her, and the NEO signed a non-solicit and non-compete agreement.

(6)
Represents the value of the acceleration of all unvested, in-the-money equity awards upon a change of control pursuant to Comerica's equity compensation plans based on Comerica's closing stock price as of December 31, 2011.

(7)
In the event of a termination due to death or disability, no acceleration of stock options would occur; however, any exercisable options would continue to be exercisable for the earlier of the option term or one year (in the case of death) or the earlier of the option term or three years (in the case of disability).

(8)
Represents the value of Ms. Acton's deferred compensation plan account and assumes she has elected a lump-sum payment.

(9)
Equal to the present value of the highest benefit available under the Comerica Pension Plan and SERP. For more information on benefit levels under such plans, see pages 55-58. For these purposes, the actuarial assumptions under both plans include a discount rate of 4.99%; post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for males and females projected to 2015 using Scale AA; and no assumed pre-retirement mortality. Payments are projected to commence at age 65 or at death in the form of a single life annuity assuming a 50% joint and survivor option upon death.

(10)
Also includes the present value of an additional change of control benefit under the Comerica Pension Plan and SERP. Assumptions to calculate this amount are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the Pension Plan. The interest rates used were based on the PPA 3 segment yield curve using a November look back month: 1.99% for the first 5 years, 4.47% for years 5-20 and 5.26% for years after 20. Mortality projections were based on the RR2008-85 Mortality Table. Payments are projected to commence at age 65 in the form of a lump sum.

(11)
Ms. Acton is not eligible to participate in the Retirement Account Plan.

(12)
For "Change of Control Termination," reflects value of life insurance premiums and calculates such life insurance premiums based upon portability and conversion options in the contract at December 31, 2011. For "Disability," includes 29 months of company-paid basic life insurance premiums and assumes that life insurance premiums will remain at December 31, 2011 levels. For "Death," includes proceeds of life insurance, of which any amount up to $2 million would be paid by Comerica's life insurance provider.

(13)
Assumes that medical, dental and vision insurance premiums will remain at December 31, 2011 levels; for "Disability," includes 29 months of company-paid medical coverage based on Ms. Acton's 2011 election to participate in Comerica's medical plan coverage and for "Death," includes 3 months of COBRA for family members based on Ms. Acton's 2011 election to participate in Comerica's medical plan coverage.

(14)
Assumes Ms. Acton has elected to use Comerica's standard outplacement provider and represents negotiated rate.

Karen L. Parkhill

Benefits and Payments Upon Separation	Voluntary Resignation	Early Retirement(1)	Involuntary Not for Cause Termination(2)	For Cause Termination	Change of Control Termination(3)		Disability(4)	Death
Cash Compensation
Base salary/severance	—	N/A	$575,000	—	$1,725,000		N/A	—
MIP	—	N/A	—	—	$650,000		N/A	$650,000
Equity Compensation
Stock Options	—	N/A	—	—	$12,600	(5)	N/A	N/A
Restricted Stock/Restricted Stock Units	—	N/A	—	—	$1,144,336	(5)	N/A	$1,144,336
Benefits & Other Payments
Deferred Compensation	N/A	N/A	N/A	N/A	N/A		N/A	N/A
Pension Plan/SERP(6)	N/A	N/A	N/A	N/A	N/A		N/A	N/A
Retirement Account Plan(7)	N/A	N/A	N/A	N/A	N/A		N/A	N/A
Life Insurance(8)	—	N/A	—	—	$60,918		N/A	$1,150,000
Medical Insurance Premiums(9)	—	N/A	$2,280	—	$32,675		N/A	$2,723
Outplacement Assistance	—	N/A	$12,500	—	$12,500	(10)	N/A	—
Tax Assistance	—	N/A	—	—	—		N/A	—
Total	—	N/A	$589,780	—	$3,638,029		N/A	$2,947,059
(1)
Ms. Parkhill is not eligible for retirement or early retirement under Comerica's plans.

(2)
Includes amounts payable under Comerica's standard severance plan available for all salaried employees.

(3)
Please see "Change of Control Agreements" on pages 43-44 for a description of Ms. Parkhill's change of control agreement; assumes both change of control and termination occur on December 31, 2011.

(4)
Ms. Parkhill would not have been eligible to receive disability benefits as of December 31, 2011.

(5)
Represents the value of the acceleration of all unvested, in-the-money equity awards upon a change of control pursuant to Comerica's equity compensation plans based on Comerica's closing stock price as of December 31, 2011.

(6)
Since Ms. Parkhill was hired after January 1, 2007, she is not eligible to participate in the qualified pension plan or the SERP.

(7)
Ms. Parkhill is not yet eligible to participate in the Retirement Account Plan.

(8)
For "Change of Control Termination," reflects value of life insurance premiums and calculates such life insurance premiums based upon portability and conversion options in the contract at December 31, 2011. For "Death," includes proceeds of life insurance, of which any amount up to $2 million would be paid by Comerica's life insurance provider.

(9)
Assumes that medical, dental and vision insurance premiums will remain at December 31, 2011 levels; for "Death," includes 3 months of COBRA for family members based on Ms. Parkhill's 2011 election to participate in Comerica's medical plan coverage.

(10)
Assumes Ms. Parkhill has elected to use Comerica's standard outplacement provider and represents negotiated rate.

Lars C. Anderson

Benefits and Payments Upon Separation	Voluntary Resignation	Early Retirement(1)	Involuntary Not for Cause Termination(2)	For Cause Termination	Change of Control Termination(3)		Disability		Death
Cash Compensation
Base salary/severance	—	N/A	$600,000	—	$1,800,001		—		—
MIP	—	N/A	—	—	$907,667		$907,667		$907,667
Equity Compensation
Stock Options	—	N/A	—	—	—	(4)	—	(5)	—	(5)
Restricted Stock/Restricted Stock Units	—	N/A	—	—	$1,595,794	(4)	$1,595,794		$1,595,794
Benefits & Other Payments
Deferred Compensation	N/A	N/A	N/A	N/A	N/A		N/A		N/A
Pension Plan/SERP(6)	N/A	N/A	N/A	N/A	N/A		N/A		N/A
Retirement Account Plan(7)	—	N/A	—	—	$49,000		—		$12,250
Life Insurance(8)	—	N/A	—	—	$84,014		$3,657		$1,201,000
Medical Insurance Premiums(9)	—	N/A	$3,599	—	$48,862		$34,786		$4,072
Outplacement Assistance	—	N/A	$12,500	—	$12,500	(10)	—		—
Tax Assistance	—	N/A	—	—	—		—		—
Total	—	N/A	$616,099	—	$4,497,838		$2,541,904		$3,720,783
(1)
Mr. Anderson is not eligible for retirement or early retirement under Comerica's plans.

(2)
Includes amounts payable under Comerica's standard severance plan available for all salaried employees.

(3)
Please see "Change of Control Agreements" on pages 43-44 for a description of Mr. Anderson's change of control agreement; assumes both change of control and termination occur on December 31, 2011.

(4)
Represents the value of the acceleration of all unvested equity awards upon a change of control pursuant to Comerica's equity compensation plans based on Comerica's closing stock price as of December 31, 2011.

(5)
In the event of a termination due to death or disability, no acceleration of stock options would occur; however, any exercisable options would continue to be exercisable for the earlier of the option term or one year (in the case of death) or the earlier of the option term or three years (in the case of disability).

(6)
Since Mr. Anderson was hired after January 1, 2007, he is not eligible to participate in the qualified pension plan or the SERP.

(7)
Mr. Anderson became an eligible participant of the Retirement Account Plan in 2011 and will be eligible to receive a contribution in 2012. For "Change of Control Termination," amount would be paid outside of the Retirement Account Plan pursuant to Mr. Anderson's change of control agreement.

(8)
For "Change of Control Termination," reflects value of life insurance premiums and calculates such life insurance premiums based upon portability and conversion options in the contract at December 31, 2011. For "Disability," includes 29 months of company-paid basic life insurance premiums and assumes that life insurance premiums will remain at December 31, 2011 levels. For "Death," includes proceeds of life insurance, of which any amount up to $2 million would be paid by Comerica's life insurance provider.

(9)
Assumes that medical, dental and vision insurance premiums will remain at December 31, 2011 levels; for "Disability," includes 29 months of company-paid medical coverage based on Mr. Anderson's 2011 election to participate in Comerica's medical plan coverage and for "Death," includes 3 months of COBRA for family members based on Mr. Anderson's 2011 election to participate in Comerica's medical plan coverage.

(10)
Assumes Mr. Anderson has elected to use Comerica's standard outplacement provider and represents negotiated rate.

Curtis C. Farmer

Benefits and Payments Upon Separation	Voluntary Resignation	Early Retirement(1)	Involuntary Not for Cause Termination(2)	For Cause Termination	Change of Control Termination(3)		Disability		Death
Cash Compensation
Base salary/severance	—	N/A	$580,000	—	$2,957,813		$13,165	(4)	—
MIP	—	N/A	—	—	$912,635		$912,635		$912,635
Equity Compensation
Stock Options	—	N/A	—	—	$101,655	(5)	—	(6)	—	(6)
Restricted Stock	—	N/A	—	—	$1,035,793	(5)	$1,035,793		$1,035,793
Benefits & Other Payments
Deferred Compensation	N/A	N/A	N/A	N/A	N/A		N/A		N/A
Pension Plan/SERP(7)	N/A	N/A	N/A	N/A	N/A		N/A		N/A
Retirement Account Plan	$34,092	N/A	$34,092	$34,092	$70,842		$34,092		$34,092
Life Insurance(8)	—	N/A	—	—	$72,380		$3,535		$1,161,000
Medical Insurance Premiums(9)	—	N/A	$3,599	—	$48,862		$34,786		$4,072
Outplacement Assistance	—	N/A	$12,500	—	$12,500	(10)	—		—
Tax Assistance	—	N/A	—	—	$1,523,473		—		—
Total	$34,092	N/A	$630,191	$34,092	$6,735,953		$2,034,006		$3,147,592
(1)
Mr. Farmer is not eligible for retirement or early retirement under Comerica's plans.

(2)
Includes amounts payable under Comerica's standard severance plan available for all salaried employees.

(3)
Please see "Change of Control Agreements" on pages 43-44 for a description of Mr. Farmer's change of control agreement; assumes both change of control and termination occur on December 31, 2011. For "Retirement Account Plan," $36,750 would be paid outside of the Retirement Account Plan pursuant to Mr. Farmer's change of control agreement.

(4)
Equals the amount of the monthly disability benefit payable until age 65 based on Mr. Farmer's election to purchase long-term disability coverage with respect to his bonus amounts.

(5)
Represents the value of the acceleration of all unvested equity awards upon a change of control pursuant to Comerica's equity compensation plans based on Comerica's closing stock price as of December 31, 2011.

(6)
In the event of a termination due to death or disability, no acceleration of stock options would occur; however, any exercisable options would continue to be exercisable for the earlier of the option term or one year (in the case of death) or the earlier of the option term or three years (in the case of disability).

(7)
Since Mr. Farmer was hired after January 1, 2007, he is not eligible to participate in the qualified pension plan or the SERP.

(8)
For "Change of Control Termination," reflects value of life insurance premiums and calculates such life insurance premiums based upon portability and conversion options in the contract at December 31, 2011. For "Disability," includes 29 months of company-paid basic life insurance premiums and assumes that life insurance premiums will remain at December 31, 2011 levels. For "Death," includes proceeds of life insurance, of which any amount up to $2 million would be paid by Comerica's life insurance provider.

(9)
Assumes that medical, dental and vision insurance premiums will remain at December 31, 2011 levels; for "Disability," includes 29 months of company-paid medical coverage based on Mr. Farmer's 2011 election to participate in Comerica's medical plan coverage and for "Death," includes 3 months of COBRA for family members based on Mr. Farmer's 2011 election to participate in Comerica's medical plan coverage.

(10)
Assumes Mr. Farmer has elected to use Comerica's standard outplacement provider and represents negotiated rate.

J. Michael Fulton

Benefits and Payments Upon Separation	Early Retirement(1)		For Cause Termination	Change of Control Termination(2)		Disability		Death
Cash Compensation
Base salary/severance	—		—	$2,898,499		$12,479	(3)	—
MIP	$661,540	(4)	—	$661,540		$661,540		$661,540
Equity Compensation
Stock Options	—	(5)	—	$66,568	(6)	—	(7)	—	(7)
Restricted Stock	$1,424,573	(8)	—	$1,424,573	(6)	$1,424,573		$1,424,573
Benefits & Other Payments
Deferred Compensation(9)	$363,258		$363,258	$363,258		$363,258		$363,258
Pension Plan/SERP(10)	$6,175,457		$6,175,457	$7,680,364	(11)	$6,987,646		$4,943,221
Retirement Account Plan(12)	N/A		N/A	N/A		N/A		N/A
Life Insurance(13)	—		—	$133,559		—		$1,099,000
Medical Insurance Premiums(14)	—		—	$35,407		$26,090		$2,951
Outplacement Assistance	—		—	$12,500	(15)	—		—
Tax Assistance	—		—	$2,012,887		—		—
Total	$8,624,828		$6,538,715	$15,289,155		$9,475,586		$8,494,543
(1)
As Mr. Fulton is eligible for early retirement (at least 55 years of age with at least 10 years of service), it is assumed for purposes of this table that instead of a voluntary termination or an involuntary not for cause termination, Mr. Fulton would have retired early if he had terminated as of December 31, 2011.

(2)
Please see "Change of Control Agreements" on pages 43-44 for a description of Mr. Fulton's change of control agreement; assumes both change of control and termination occur on December 31, 2011.

(3)
Equals the amount of the monthly disability benefit payable until age 65 based on Mr. Fulton's election to purchase long-term disability coverage with respect to his bonus amounts.

(4)
Subject to the approval of the Committee, if Mr. Fulton had retired on December 31, 2011, he would have been eligible to receive a share of any applicable incentive payment provided pursuant to the MIP which is payable in the year 2012 with respect to the one-year and three-year performance periods ended December 31, 2011, in accordance with the terms of the MIP. The amount of the payment, if any, would have been prorated and/or adjusted to exclude any incentive amount attributable to any period during which Comerica was a participant in TARP, to the extent required by the rules and regulations applicable to TARP recipients.

(5)
If Mr. Fulton had retired on December 31, 2011, no acceleration of stock options would have occurred; however, the options would continue to vest on the terms in effect prior to retirement (with the exception of grants made in the year of retirement, which would be cancelled), and vested options would continue to be exercisable until their expiration date.

(6)
Represents the value of the acceleration of all unvested equity awards upon a change of control pursuant to Comerica's equity compensation plans based on Comerica's closing stock price as of December 31, 2011.

(7)
In the event of a termination due to death or disability, no acceleration of stock options would occur; however, any exercisable options would continue to be exercisable for the earlier of the option term or one year (in the case of death) or the earlier of the option term or three years (in the case of disability).

(8)
Assumes that all unvested restricted stock was accelerated. The Committee may, in its discretion, as it has elected to do previously, accelerate an executive's restricted stock upon the executive's early retirement. Normally, the Committee would only consider making that determination if the NEO was at least age 55, the Chief Executive Officer recommended retirement treatment for him or her, and the NEO signed a non-solicit and non-compete agreement.

(9)
Represents the value of Mr. Fulton's deferred compensation plan account and assumes he has elected a lump-sum payment.

(10)
Equal to the present value of the highest benefit available under the Comerica Pension Plan and SERP. For more information on benefit levels under such plans, see pages 55-58. For these purposes, the actuarial assumptions under both plans include a discount rate of 4.99%; post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for males and females projected to 2015 using Scale AA; and no assumed pre-retirement mortality.

  Payments are projected to commence on December 31, 2011 in the form of a single life annuity assuming a 50% joint and survivor option upon death.

(11)
Also includes the present value of an additional change of control benefit under the Comerica Pension Plan and SERP. Assumptions to calculate this amount are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the Pension Plan. The interest rates used were based on the PPA 3 segment yield curve using a November look back month: 1.99% for the first 5 years, 4.47% for years 5-20 and 5.26% for years after 20. Mortality projections were based on the RR2008-85 Mortality Table. Payments are projected to commence at age 65 in the form of a lump sum.

(12)
Mr. Fulton is not eligible to participate in the Retirement Account Plan.

(13)
For "Change of Control Termination," reflects value of life insurance premiums and calculates such life insurance premiums based upon portability and conversion options in the contract at December 31, 2011. For "Death," includes proceeds of life insurance, of which any amount up to $2 million would be paid by Comerica's life insurance provider.

(14)
Assumes that medical, dental and vision insurance premiums will remain at December 31, 2011 levels; for "Disability," includes 29 months of company-paid medical coverage based on Mr. Fulton's 2011 election to participate in Comerica's medical plan coverage and for "Death," includes 3 months of COBRA for family members based on Mr. Fulton's 2011 election to participate in Comerica's medical plan coverage.

(15)
Assumes Mr. Fulton has elected to use Comerica's standard outplacement provider and represents negotiated rate.

Dale E. Greene

Benefits and Payments Upon Separation	Retirement(1)
Cash Compensation
Base salary/severance	—
MIP(2)	$638,397
Equity Compensation
Stock Options(3)	—
Restricted Stock(4)	$1,609,468
Benefits & Other Payments
Deferred Compensation(5)	$906,364
Pension Plan/SERP(6)	$6,890,732
Retirement Account Plan(7)	—
Life Insurance	—
Medical Insurance Premiums	—
Outplacement Assistance	—
Tax Assistance	—
Total	$10,044,961
(1)
Mr. Greene retired on September 1, 2011.

(2)
The amount of the payment has been prorated and/or adjusted to exclude any incentive amount attributable to any period during which Comerica was a participant in TARP, to the extent required by the rules and regulations applicable to TARP recipients, and prorated to reflect the time Mr. Greene was employed by Comerica during the performance periods.

(3)
No acceleration of stock options occurred on Mr. Greene's retirement; however, any exercisable options he held on his retirement date (except for options granted in the year of his retirement) will continue to be exercisable for the option term.

(4)
On September 1, 2011 65,800 restricted shares were vested with a market price of $24.46 following Mr. Greene's execution of a Restricted Covenants and General Release Agreement. Under the terms of such agreement, Mr. Greene provided a general release of claims in favor of Comerica and its affiliates and agreed to be bound by certain restrictive covenants (including two year non-competition and non-solicitation restrictions that will prohibit him from engaging in any business in competition with the businesses conducted by Comerica in Michigan, California, Texas, Arizona or Florida and from soliciting the customers and employees of Comerica) without the consent of Comerica. Mr. Greene's agreement also includes general non-disparagement and cooperation provisions and provides that Mr. Greene will not use, commercialize or disclose Comerica's confidential information to any person or entity, except to such individuals as approved by Comerica in writing prior to any such disclosure or as otherwise required by law.

(5)
Represents the value of Mr. Greene's deferred compensation plan account at December 31, 2011. In accordance with Section 409A of the Internal Revenue Code, Mr. Greene had not received any payments from his deferred compensation account as of December 31, 2011.

(6)
Equal to the present value of the future retirement benefit expected to be paid under the Comerica Pension Plan and SERP at December 31, 2011 plus benefits that were actually paid during 2011. With respect to the present value, for these purposes, the actuarial assumptions under both plans include a discount rate of 4.99%; and post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for males and females projected to 2015 using Scale AA. Payments are based on actual benefits payable for his and his surviving spouse's lifetime.

(7)
Mr. Greene was not eligible to participate in the Retirement Account Plan.

TRANSACTIONS OF EXECUTIVE OFFICERS WITH COMERICA

Some of the executive officers of Comerica, their related entities, and members of their immediate families were customers of and had transactions (including loans and loan commitments) with banking affiliates of Comerica during 2011. Comerica made all loans and commitments in the ordinary course of business, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not related to or affiliated with Comerica or its subsidiaries, and the transactions did not involve more than the normal risk of collectability or present other unfavorable features.

For information on procedures and policies for reviewing transactions between Comerica and its executive officers, their immediate family members and entities with which they have a position or relationship, see "Director Independence and Transactions of Directors with Comerica — Review of Transactions with Related Persons."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The SEC requires that Comerica provide information about any shareholder who beneficially owns more than 5% of Comerica's common stock. The following table provides the required information about the only shareholders known to Comerica to be the beneficial owner of more than 5% of Comerica's common stock. To report this information, Comerica relied solely on information that BlackRock, Inc. furnished in its Schedule 13G/A, filed February 13, 2012, on information that Fiduciary Management, Inc. furnished in its Schedule 13G, filed February 10, 2012, on information that FMR LLC furnished in its Schedule 13G/A, filed February 14, 2012 and on information that The Vanguard Group, Inc. furnished in its Schedule 13G, filed February 8, 2012, in each case relating to their respective beneficial ownership of Comerica as of December 31, 2011.

Amount and Nature of Beneficial Ownership as of December 31, 2011
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. and certain affiliates 40 East 52nd Street New York, NY 10022	12,191,915(1)	6.14%
Fiduciary Management, Inc. 100 East Wisconsin Avenue Milwaukee, WI 53202	11,259,522(2)	5.67%
FMR LLC and certain affiliates 82 Devonshire Street Boston, MA 02109	11,355,421(3)	5.715%
The Vanguard Group, Inc. and certain affiliates 100 Vanguard Blvd. Malvern, PA 19355	10,286,509(4)	5.17%

Footnotes:

(1)
BlackRock, Inc. indicated that it has sole power to vote or to direct the vote, and sole dispositive power, with respect to 12,191,915 shares.

(2)
Fiduciary Management, Inc. indicated that it has sole power to vote or to direct the vote, and sole dispositive power, with respect to 11,259,522 shares.

(3)
FMR LLC indicated that it has sole dispositive power with respect to 11,355,421 shares. It has sole power to vote or direct the vote on 1,063,884 shares. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR LLC and a registered investment advisor, beneficially owns 9,821,358 of the shares as a result of acting as an investment adviser to various registered investment companies. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of 9,821,358 shares owned by the funds. Neither Edward C. Johnson 3d nor FMR LLC has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds. Fidelity Management Trust Company ("FMTC"), a wholly-owned subsidiary of FMR LLC and a bank, beneficially owns 63,933 of the shares as a result of acting as an investment manager for institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of FMTC, each has sole power to dispose of 63,933 shares and sole power to vote or to direct the voting of 63,933 shares. Strategic Advisers, Inc. ("Strategic"), a wholly-owned subsidiary of FMR LLC and a registered investment advisor, beneficially owns 13,452 of the shares in connection with providing investment advisory services to individuals. Pyramis Global Advisors, LLC ("PGALLC"), an indirect wholly-owned subsidiary of FMR LLC and a registered investment advisor, beneficially owns 252,980 of the shares as a result of acting as an investment manager for institutional accounts, non-U.S. mutual funds, or registered investment companies owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each has sole power to dispose of 252,980 shares and sole power to vote or to direct the voting of 173,280 shares. Pyramis Global Advisors Trust Company ("PGATC"), an indirect wholly-owned subsidiary of FMR LLC and a bank, beneficially owns 1,188,398 of the shares as a result of acting as an investment manager for institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGATC, each has sole power to dispose of 1,188,398 shares and sole power to vote or to direct the voting of 797,419 shares. FIL Limited ("FIL"), a qualified institution, and its subsidiaries, beneficially own 15,300 of the shares. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock. Such FIL voting stock normally represents more than 25% and less than 50% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC has reported shares held by FIL as if all of the shares are beneficially owned by FMR LLC and FIL on a joint basis.

(4)
The Vanguard Group, Inc. indicated that it has sole dispositive power with respect to 10,008,178 shares, and shared dispositive power with respect to 278,331 shares. It has sole power to vote or direct the vote on 278,331 shares. Vanguard Fiduciary Trust Company ("VFTC"), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 278,331 shares as a result of its serving as investment manager of collective trust accounts. VFTC directs the voting of these shares.

PROPOSAL I SUBMITTED FOR YOUR VOTE

ELECTION OF DIRECTORS

The Board of Directors recommends that you vote "FOR"
the candidates for Class I and Class III directors.

Election of Directors.    Comerica's Board of Directors is divided into three classes. In previous years, each class of directors was elected to a three-year term of office. Beginning with the 2011 Annual Meeting, directors have been elected annually for terms of one year. However, any director in office at this Annual Meeting whose current term will not expire until the annual meeting of shareholders to be held in 2013 shall continue to hold office until the end of the term for which such director was elected and until such director's successor shall have been elected and qualified. There are currently 9 directors, constituting the whole Board of Directors.

At this Annual Meeting of Shareholders, you will elect two classes of directors for a one-year term to succeed the classes of directors whose term of office expires at such meeting. You are voting on seven candidates for the Class I and Class III directors this year. Based on the recommendation of the Governance, Compensation and Nominating Committee, the Board has nominated the following current Class I and Class III directors for election: Roger A. Cregg, T. Kevin DeNicola, Alfred A. Piergallini, Nina G. Vaca, Richard G. Lindner, Robert S. Taubman and Reginald M. Turner, Jr. Each of the nominees has consented to his or her nomination and has agreed to serve as a director of Comerica, if elected. Proxies cannot be voted for a greater number of people than the number of nominees named.

Commencing with the 2013 Annual Meeting, the directors will no longer be divided into classes, and each director will be elected to a one-year term expiring at the next succeeding annual meeting.

If any director is unable to stand for re-election, Comerica may vote the shares to elect any substitute nominees recommended by the Governance, Compensation and Nominating Committee. If the Governance, Compensation and Nominating Committee does not recommend any substitute nominees, the number of directors to be elected at the Annual Meeting may be reduced by the number of nominees who are unable to serve.

In identifying potential candidates for nomination as directors, the Governance, Compensation and Nominating Committee considers the specific qualities and skills of potential directors. Criteria for assessing nominees include a potential nominee's ability to represent the interests of Comerica's four core constituencies: its shareholders, its customers, the communities it serves and its employees. Minimum qualifications for a director nominee are experience in those areas that the Board determines are necessary and appropriate to meet the needs of Comerica, including leadership positions in public companies, small or middle market businesses, or not-for-profit, professional or educational organizations.

For those proposed director nominees who meet the minimum qualifications, the Governance, Compensation and Nominating Committee then assesses the proposed nominee's specific qualifications, evaluates his or her independence, and considers other factors, including skills, geographic location, considerations of diversity, standards of integrity, memberships on other boards (with a special focus on director interlocks), and ability and willingness to commit to serving on the Board for an extended period of time and to dedicate adequate time and attention to the affairs of Comerica as necessary to properly discharge his or her duties. Considerations of diversity can include seeking nominees with a broad diversity of experience, professions, skills, geographic representation and/or backgrounds. The Governance, Compensation and Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

In addition, Article III, Section 12 of the bylaws requires a nominee for election or re-election as a director of Comerica to complete and deliver to the Corporate Secretary a written questionnaire prepared by Comerica with respect to the background and qualification of the person and, if applicable, the background of any other person or entity on whose behalf the nomination is being made. All of the director nominees completed the required questionnaire.

A nominee also must make certain representations and agree that he or she (A) will abide by the requirements of Article III, Section 13 of the bylaws (concerning, among other things, the required tendering of a resignation by a director who does not receive a majority of votes cast in an uncontested election), (B) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how, if elected as a director of Comerica, he or she will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to Comerica or (2) any Voting Commitment that could limit or interfere with his or her ability to comply, if elected as a director of Comerica, with his or her fiduciary duties under applicable law, (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than Comerica with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed, and (D) in his or her individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of Comerica, and would comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of Comerica. All of the director nominees made the foregoing representations and agreements.

The Governance, Compensation and Nominating Committee does not have a separate policy for consideration of any director candidates recommended by shareholders. Instead, the Governance, Compensation and Nominating Committee considers any candidate meeting the requirements for nomination by a shareholder set forth in Comerica's bylaws (as well as applicable laws and regulations) in the same manner as any other director candidate. The Governance, Compensation and Nominating Committee believes that requiring shareholder recommendations for director candidates to comply with the requirements for nominations in accordance with Comerica's bylaws ensures that the Governance, Compensation and Nominating Committee receives at least the minimum information necessary for it to begin an appropriate evaluation of any such director nominee.

Under Comerica's bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to nominate persons for election as directors at an Annual Meeting of Comerica's Shareholders. For the 2013 Annual Meeting of Shareholders, notice must be received by Comerica's Corporate Secretary no later than the close of business on January 24, 2013 and no earlier than the close of business on December 25, 2012. If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one-year anniversary of this year's Annual Meeting date (i.e., April 24, 2013), or if a special meeting of shareholders is called for the purpose of electing directors, Comerica must receive a shareholder's notice no earlier than the close of business on the 120th day prior to the meeting date and no later than the close of business on the later of the 90th day prior to the meeting date or the 10th day following the day on which Comerica first made a public announcement of the meeting date (and, in the case of a special meeting, of the nominees proposed by the Board of Directors to be elected at such meeting). If Comerica increases the number of directors to be elected to the Board at the Annual Meeting and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the immediately preceding year's Annual Meeting, then Comerica will consider a shareholder's notice timely (but only with respect to nominees for any new positions created by such increase) if Comerica receives a shareholder's notice no later than the close of business on the 10th day following the day on which Comerica first makes the public announcement of the increase in the number of directors.

The Governance, Compensation and Nominating Committee also periodically uses a third-party search firm for the purpose and function of identifying potential director nominees.

Further information regarding the Board and these nominees begins directly below.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CANDIDATES FOR CLASS I AND CLASS III DIRECTORS.

 INFORMATION ABOUT NOMINEES AND INCUMBENT DIRECTORS

The following section provides information as of March 16, 2012 about each nominee for election as a Class I or Class III director and each of the incumbent Class II directors who will serve past the Annual Meeting.

The information provided includes the age of each nominee or incumbent director; the nominee's or incumbent director's principal occupation, employment and business experience during the past five years, including employment with Comerica and Comerica Bank, a wholly-owned subsidiary of Comerica; other public company or registered investment company directorships during the past five years; and the year in which the nominee or incumbent director became a director of Comerica (except as noted in a separate footnote below).

NOMINEES FOR CLASS I DIRECTORS — TERMS EXPIRING IN 2013

Richard G. Lindner                                                                           Director since 2008
Mr. Lindner, 57, is retired. He served as Senior Executive Vice President and Chief Financial Officer of AT&T, Inc. (formerly SBC Communications, Inc.), a telecommunications company, from May 2004 to June 2011. From October 2000 to May 2004, he was the Chief Financial Officer of Cingular Wireless LLC (now AT&T Mobility LLC), a wireless telecommunications company. From October 2002 to March 2007, he served as a director of Sabre Holdings.

As the former Chief Financial Officer of AT&T, Inc., Mr. Lindner has demonstrated leadership capability and extensive knowledge of complex financial and operational issues facing large organizations. In addition, Mr. Lindner is able to draw upon, among other things, his knowledge of several of our key geographic markets that he has gained through experience in the telecommunications industry.

Robert S. Taubman                                                                Director since 1987(1)
Mr. Taubman, 58, has been Chairman of Taubman Centers, Inc., a real estate investment trust that owns, develops and operates regional shopping centers nationally, since December 2001 and has been President and Chief Executive Officer of Taubman Centers, Inc., since August 1992. He has been Chairman of The Taubman Company, a shopping center management company engaged in leasing, management and construction supervision, since December 2001 and has been President and Chief Executive Officer of The Taubman Company since September 1990. He has been a director of Sotheby's Holdings, Inc. since 2000 and Taubman Centers, Inc. since 1992.

As an executive involved in real estate development and operations and with his experience as a member of the board of directors of two public companies, Mr. Taubman has demonstrated leadership capability and brings key experience of the real estate markets. He also brings insight through experience in many of Comerica's geographic markets.

Reginald M. Turner, Jr.                                                                 Director since 2005
Mr. Turner, 52, has been an attorney with Clark Hill PLC, a law firm, since April 2000.

As a lawyer, Mr. Turner has a unique legal perspective to offer the Board. He also has extensive involvement and experience in community affairs.

NOMINEES FOR CLASS III DIRECTORS — TERMS EXPIRING IN 2013

Roger A. Cregg                                                                              Director since 2006
Mr. Cregg, 55, has been senior vice president of finance and chief financial officer of The ServiceMaster Company, a residential and commercial service company, since August 2011. He served as Executive Vice President of PulteGroup, Inc. (formerly known as Pulte Homes, Inc.), a national homebuilding company, from May 2003 to May 2011 and Chief Financial Officer of PulteGroup, Inc. from January 1998 to May 2011. He served as Senior Vice President of PulteGroup, Inc. from January 1998 to May 2003. He was a director of the Federal Reserve Bank of Chicago, Detroit Branch, from January 2004 to December 2009 and served as Chair from January to December 2006.

As a senior executive and Chief Financial Officer of a public company, Mr. Cregg has demonstrated leadership capability and extensive knowledge of complex financial and operational issues.

T. Kevin DeNicola                                                                             Director since 2006
Mr. DeNicola, 57, served as Chief Financial Officer of KIOR, Inc., a biofuels company, from November 2009 to January 2011. He was Senior Vice President and Chief Financial Officer of KBR, Inc., a global engineering, construction and services company, from June 2008 until October 2009. From June 2002 to January 2008, he was Senior Vice President and Chief Financial Officer of Lyondell Chemical Company, a global manufacturer of basic chemicals. Mr. DeNicola also served as Senior Vice President and Chief Financial Officer of Equistar Chemicals, LP and Millenium Chemicals Inc., both subsidiaries of Lyondell Chemical Company, from June 2002 to January 2008. In January 2009, Lyondell Chemical Company and certain of its subsidiaries, including Equistar Chemicals, LP and Millenium Chemicals Inc., filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code. Lyondell emerged from bankruptcy in April 2010. Mr. DeNicola has been an adjunct professor at Rice University, a higher learning institution, from March 2008 to the present. He also has been a director of Georgia Gulf Corporation since September 2009.

Mr. DeNicola is an experienced financial leader with the skills necessary to lead our Audit Committee. His service as Chief Financial Officer of several public companies makes him a valuable asset, both on our Board of Directors and as the Chairman of our Audit Committee. Mr. DeNicola's positions have provided him with a wealth of knowledge in dealing with financial and accounting matters. The depth and breadth of his exposure to complex financial issues make him a skilled advisor.

Alfred A. Piergallini                                                                           Director since 1991
Mr. Piergallini, 65, has been a consultant with Desert Trail Consulting, a marketing consulting organization, since January 2001. He was Chairman of Wisconsin Cheese Group, Inc., a manufacturer and marketer of ethnic and specialty cheeses, from January 2006 until December 2010. He also was President and Chief Executive Officer of Wisconsin Cheese Group, Inc. from January 2006 to June 2007. He was Chairman, President and Chief Executive Officer of Novartis Consumer Health Worldwide, a health care and infant nutrition company, from December 1999 to December 2001. He was Vice Chairman, President and Chief Executive Officer of Gerber Products Company, a manufacturer and developer of infant and toddler nutrition and wellness products, until February 1999. He has been a director of Central Garden & Pet Company since January 2004.

As a senior executive with experience in general management, marketing, sales and branding, as well as experience in several of our key markets, Mr. Piergallini contributes valuable insight to the Board.

Nina G. Vaca(2)                                                                                 Director since 2008
Ms. Vaca, 40, has been Chairman and Chief Executive Officer of Pinnacle Technical Resources, Inc., a staffing, vendor management and information technology services firm, since October 1996. She also has been Chairman and Chief Executive Officer of Vaca Industries Inc., a management company, since April 1999. She has been a director of Kohl's Corporation since March 2010.

As a chief executive officer with experience in staffing, vendor management and information technology, as well as successful entrepreneurial endeavors, Ms. Vaca offers a unique and insightful perspective to the Board.

INCUMBENT CLASS II DIRECTORS — TERMS EXPIRING IN 2013

Ralph W. Babb, Jr.                                                                           Director since 2000(3)
Mr. Babb, 63, has been President and Chief Executive Officer (since January 2002), Chairman (since October 2002), Chief Financial Officer (June 1995 to April 2002) and Vice Chairman (March 1999 to January 2002) of Comerica Incorporated and Comerica Bank. He has been a director of Texas Instruments Inc. since March 2010.

As our Chairman, President and Chief Executive Officer and our former Chief Financial Officer, Mr. Babb has extensive knowledge of all aspects of our business which, combined with his drive for excellence and his strong leadership skills, position him well to continue to serve as our Chairman, President and Chief Executive Officer.

Jacqueline P. Kane                                                                           Director since 2008
Ms. Kane, 59, has been Senior Vice President, Human Resources and Corporate Affairs, of The Clorox Company, a manufacturer and marketer of consumer products, since January 2005. She was Senior Vice President, Human Resources from June 2004 to December 2004, and Vice President, Human Resources from March 2004 to May 2004 for The Clorox Company. From March 2003 to January 2004, she was Vice President, Human Resources and Executive Leadership for The Hewlett-Packard Company, a technology company.

As a senior executive with experience in human resources, including compensation matters, as well as experience in several of our key geographic markets, Ms. Kane has a unique and insightful perspective to offer the Board. As a member of our Governance, Compensation and Nominating Committee, she is able to use her experience and perspectives to offer best practices advice.

Footnotes:

(1)
The year Mr. Taubman became a director of Manufacturer's Bank, N.A. or its predecessors. He became a director of Comerica Bank in 1992 when it merged with Manufacturer's Bank, N.A. He became a director of Comerica in 2000, at which time he resigned as a director of Comerica Bank.

(2)
Professional name of Ximena G. Humrichouse.

(3)
The year Mr. Babb became a director of Comerica Bank. Mr. Babb became a director of Comerica in 2001.

COMMITTEES AND MEETINGS OF DIRECTORS

The Board has several committees, as set forth in the following chart and described below. The names of the directors serving on the committees and the committee chairs are also set forth in the chart. The current terms of the various committee members expire in April 2012.

COMMITTEE ASSIGNMENTS(1)

AUDIT(2)	ENTERPRISE RISK(2)	GOVERNANCE, COMPENSATION AND NOMINATING	QUALIFIED LEGAL COMPLIANCE(2)	SPECIAL PREFERRED STOCK	CAPITAL
Cregg, Roger A.	DeNicola, T. Kevin	Cregg, Roger A.	Cregg, Roger A.	Babb, Ralph W., Jr.	Babb, Ralph W., Jr.
DeNicola, T. Kevin	Lindner, Richard G.	Kane, Jacqueline P.	DeNicola, T. Kevin
Turner, Reginald M., Jr.	Taubman, Robert S.	Lindner, Richard G.	Turner, Reginald M., Jr.
Vaca, Nina G.	Turner, Reginald M., Jr.	Piergallini, Alfred A.	Vaca, Nina G.
Vaca, Nina G.

Footnotes:

(1)
Chair names are in italics.

(2)
James F. Cordes served on the Audit Committee, on the Enterprise Risk Committee and on the Qualified Legal Compliance Committee until he retired from the Board on April 26, 2011.

Audit Committee.    As provided in its Board-adopted written charter, this committee consists solely of members who are outside directors and who meet the independence and experience requirements of applicable rules of the New York Stock Exchange and the SEC with respect to audit committee members. This committee is responsible, among other things, for providing assistance to the Board by overseeing: (i) the integrity of Comerica's financial statements; (ii) Comerica's compliance with legal and regulatory requirements; (iii) the independent auditors' qualifications and independence; and (iv) the performance of Comerica's internal audit function and independent auditors, including with respect to both bank and non-bank subsidiaries; and by preparing the "Audit Committee Report" found in this proxy statement. None of the members of the Audit Committee serves on the audit committees of more than three public companies. The Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of those independence requirements established from time to time by the Board and the SEC and the listing standards of the New York Stock Exchange (see the "Director Independence and Transactions of Directors with Comerica" section in this proxy statement). Although the SEC requires only one financial expert serve on the Audit Committee, the Board of Directors has determined that Comerica has two audit committee financial experts serving on the Audit Committee. These directors are Roger A. Cregg and T. Kevin DeNicola. A current copy of the charter of the Audit Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Audit Committee met 13 times in 2011.

Governance, Compensation and Nominating Committee.    This committee, among other things, establishes Comerica's executive compensation policies and programs, administers Comerica's 401(k), stock, incentive, pension and deferral plans, monitors compliance with laws and regulations applicable to the documentation and administration of Comerica's employee benefit plans, monitors the effectiveness of the Board and oversees corporate governance issues. Among its various other duties, this committee reviews and recommends to the full Board candidates to become Board members, develops and administers performance criteria for members of the Board, and oversees matters relating to the size of the Board, its committee structure and assignments, and the conduct and frequency of Board meetings. The Board of Directors has determined that all of the members of the Governance, Compensation and Nominating Committee are independent, pursuant to independence requirements established from time to time by the Board and the listing standards of the New York Stock Exchange (see the "Director Independence and Transactions of Directors with

Comerica" section of the proxy statement). A current copy of the charter of the Governance, Compensation and Nominating Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Governance, Compensation and Nominating Committee also oversees the discussion, review and evaluation of our compensation plans as described below. The Governance, Compensation and Nominating Committee met six times in 2011.

Enterprise Risk Committee.    This committee oversees policies, procedures and practices relating to enterprise-wide risk and compliance with bank regulatory obligations. The Board of Directors has determined that all of the members of the Enterprise Risk Committee are independent, pursuant to independence requirements established from time to time by the Board and the SEC and the listing standards of the New York Stock Exchange (see the "Director Independence and Transactions of Directors with Comerica" section of the proxy statement). A current copy of the charter of the Enterprise Risk Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Enterprise Risk Committee met four times in 2011.

Qualified Legal Compliance Committee.    This committee assists the Board in promoting the best interests of Comerica by reviewing evidence of potential material violations of securities law or breaches of fiduciary duties or similar violations by Comerica or any officer, director, employee, or agent thereof, providing recommendations to address any such violations, and monitoring Comerica's remedial efforts with respect to any such violations. The Board of Directors has determined that all of the members of the Qualified Legal Compliance Committee are independent, pursuant to independence requirements established from time to time by the Board and the SEC and the listing standards of the New York Stock Exchange (see the "Director Independence and Transactions of Directors with Comerica" section of the proxy statement). A current copy of the charter of the Qualified Legal Compliance Committee is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Qualified Legal Compliance Committee did not meet in 2011.

Special Preferred Stock Committee.    This committee is a temporary committee of the Board of Directors that is authorized to carry out the Board's authority with respect to the issuance of securities. It did not meet in 2011.

Capital Committee.    This committee is a temporary committee of the Board of Directors that was authorized to carry out the Board's authority with respect to the Company's March 2010 common stock offering and the October 2010 redemption of trust preferred securities. It did not meet in 2011.

Board and Committee Meetings.    There were six regular meetings of the Board, one special meeting of the Board and 23 meetings of the various committees and subcommittees of the Board, including actions by unanimous written consents, during 2011. All director nominees and all incumbent directors attended at least seventy-five percent (75%) of the aggregate number of meetings held by the Board and all the committees of the Board on which the respective directors served.

Comerica expects all of its directors to attend the Annual Meeting except in cases of illness, emergency or other reasonable grounds for non-attendance. Nine of the 10 Board members on the date of the 2011 Annual Meeting attended that meeting.

NON-MANAGEMENT DIRECTORS AND COMMUNICATION WITH THE BOARD

The non-management directors meet at regularly scheduled executive sessions without management. Richard G. Lindner is the Facilitating Director at such sessions. Interested parties may communicate directly with Mr. Lindner or with the non-management directors as a group by sending written correspondence, delivered via United States mail or courier service, to: Secretary of the Board, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, Attn: Non-Management Directors. Alternatively, shareholders may send communications to the full Board by sending written correspondence, delivered via United States mail or courier service, to: Secretary of the Board, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, Attn: Full Board of Directors. The Board of Directors' current practice is that the Secretary will relay all communications received to the Facilitating Director, in the case of communications to non-management directors, and to the Chairman of the Board, in the case of communications to the full Board.

BOARD LEADERSHIP STRUCTURE

Our Chief Executive Officer also serves as the Chairman of the Board. The Board has chosen this structure because it believes the Chief Executive Officer serves as a bridge between management and the Board, ensuring that both groups act with a common purpose. Separating the roles would risk creating the perception of having two chiefs, which could lead to fractured leadership and a weakened ability to develop and implement strategy. Mr. Babb has provided strong leadership to the Board and management, instilling a clear focus on the Company's strategy and business plans. Although the Board believes that it is more effective to have one person serve as the Company's Chairman and Chief Executive, it also believes that it is simultaneously important to have a strong governance structure to ensure a strong and independent Board. All directors, with the exception of the Chairman, are independent as defined under New York Stock Exchange rules, and the Audit Committee, the Enterprise Risk Committee, the Governance, Compensation and Nominating Committee and the Qualified Legal Compliance Committee are comprised entirely of independent directors. The Board also has an independent Facilitating Director (Mr. Lindner) who leads the non-management directors in regularly scheduled executive sessions. As Facilitating Director, Mr. Lindner's duties include, but are not limited to, the following:

  •
  presiding at all other meetings of the Board at which the Chairman is not present;

  •
  serving as liaison between the Chairman and the independent directors;

  •
  approving information sent to the Board;

  •
  approving meeting agendas and schedules for the Board;

  •
  having the authority to call meetings of the independent directors; and

  •
  if requested by major shareholders, ensuring that he is available for consultation and direct communication.

The Facilitating Director position is elected annually by the non-management directors. The Board believes that the Facilitating Director further strengthens the Board's independence and autonomous oversight of our business as well as Board communication and effectiveness.

ROLE IN RISK OVERSIGHT

The Board oversees the management of risk through the Enterprise Risk Committee, with guidance from the Audit Committee on major financial risks and from the Governance, Compensation and Nominating Committee on risks associated with the Company's compensation practices. The Enterprise Risk Committee has established the Enterprise-Wide Risk Management Committee and charged it with responsibility for establishing governance over the risk management process, providing oversight in managing Comerica's aggregate risk position and reporting on the comprehensive portfolio of risks and the potential impact these risks can have on Comerica's risk profile and resulting capital level. The Enterprise-Wide Risk Management Committee is principally composed of senior officers representing the different risk areas and business units who are appointed by the Chairman and Chief Executive Officer of Comerica. It meets at least quarterly and submits a comprehensive risk report to the Enterprise Risk Committee each quarter providing management's view of Comerica's risk position. The Enterprise Risk Committee reports regularly to the full Board. The Board believes that the combination of the joint Chief Executive Officer and Chairman positions, the independent Facilitating Director and the roles of the Board and its Committees provide the appropriate leadership to help ensure effective risk oversight.

DIRECTOR INDEPENDENCE AND
TRANSACTIONS OF DIRECTORS WITH COMERICA

Independence and Transactions of Directors

The Board of Directors has determined that all non-management directors, currently constituting 89% of the full Board of Directors of Comerica, are independent within the meaning of the listing standards of the New York Stock Exchange. To assist in making these determinations of independence, Comerica adopted categorical standards found in its Corporate Governance Guidelines, a current copy of which is available to security holders on Comerica's website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary.

In addition to the categorical standards, the Board of Directors, in making its determinations of independence, reviewed certain relationships that multiple Board members, or members of their immediate family, may have with the same charitable or civic organization, as well as certain other types of relationships that directors, members of their immediate family or affiliated entities, may have with each other or Comerica, and determined that such relationships are not material. These relationships with Comerica include, among other things, lending relationships, other banking relationships (such as depository, transfer, registrar, indenture trustee, trusts and estates, private banking, investment management, custodial, securities brokerage, cash management and similar services) and other commercial or charitable relationships between Comerica and its subsidiaries, on the one hand, and a director or an entity with which the director (or any of the director's immediate family members, as defined in the categorical standards) is affiliated by reason of being a director, trustee, officer or person holding a comparable position or a significant shareholder thereof, on the other. They also include situations in which Comerica, or one or more affiliates, serves in a fiduciary capacity for a client needing legal services. The Board additionally reviewed certain relationships involving directors or their companies and Comerica's independent auditor.

In connection with making its director independence determinations, the Board specifically considered the following relationships and transactions:

Loans, extensions of credits and related commitments to Messrs. Cregg, Lindner, Taubman and Vaca, their respective immediate family members and/or affiliated entities have been made by Comerica Bank in the ordinary course of business, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not related to or affiliated with Comerica or its subsidiaries, and the transactions did not involve more than the normal risk of collectability or present other unfavorable features. Such relationships are immaterial pursuant to the Board's categorical standards of independence.

Certain directors, their respective immediate family members and/or affiliated entities have banking relationships (other than extensions of credit) with Comerica in the ordinary course of business, on terms and conditions not more favorable than those afforded by Comerica to other similarly situated customers. Such relationships are deemed immaterial.

In certain instances, Comerica, acting in a fiduciary capacity, selects, on behalf of its client, a law firm to represent the client. If applicable, the firm with a related pre-existing relationship with the client is typically selected by Comerica (e.g., the firm that drafted a will in which Comerica is named fiduciary of the associated estate). From time to time, this has resulted in the engagement, by the client, of the firm in which Mr. Turner is a member. Mr. Turner is not directly involved in providing these legal services, and any associated fees are paid to the firm from the client's funds, not from funds belonging to Comerica. The Board determined that such relationships are immaterial.

Mr. Turner is not personally involved in any litigation in which Comerica is directly or indirectly adverse. However, on occasion, his firm represents clients in legal matters indirectly or potentially directly adverse to Comerica, such as loans and other commercial transactions (in which his firm represents a borrower), trust matters (where Clark Hill might represent a trust or beneficiary and/or act as co-trustee for a trust for which Comerica serves as trustee) and bankruptcy litigation (in which his firm represents creditors other than Comerica), and thus receives fees from such parties it represents, but not from Comerica. The Board determined that such relationships are immaterial.

Comerica has historically used AT&T, Inc., for whom Mr. Lindner served as Chief Financial Officer during part of 2011, for voice, data, internet and wireless services through an arm's length, non-preferential arrangement that commenced many years before Mr. Lindner joined the Board. In 2011, Comerica paid AT&T, Inc. far less than 1% of AT&T's consolidated gross revenues. Such relationship is immaterial pursuant to the Board's categorical standards of independence.

Ms. Vaca is the executive officer of a company that maintains an arm's length business relationship with AT&T, Inc., for whom Mr. Lindner served as Chief Financial Officer during part of 2011. This relationship commenced prior to the time that either Ms. Vaca or Mr. Lindner joined the Board. This business relationship is immaterial in the Board's judgment.

Ms. Kane and Messrs. Cregg, DeNicola and Lindner are or were during 2011 executive officers and/or directors of companies that use Comerica's independent auditor for certain financial services, including audit and audit-related services as well as non-audit-related services. The Board considered the use of the same independent auditor by Comerica and companies employing its directors. The Board determined that such relationships are immaterial.

On the bases described above, the Board of Directors has affirmatively determined that the following current directors meet the categorical standards of independence, where applicable, and have no material relationship with Comerica (either directly or as a partner, shareholder or officer of an organization that has a relationship with Comerica) other than as a director: Roger A. Cregg, T. Kevin DeNicola, Jacqueline P. Kane, Richard G. Lindner, Alfred A. Piergallini, Robert S. Taubman, Reginald M. Turner, Jr. and Nina G. Vaca. The Board of Directors further determined that Ralph W. Babb, Jr. is not independent because he is an employee of Comerica. In addition, one former director, James F. Cordes, served on the Board of Directors in 2011. Mr. Cordes retired from the Board effective April 26, 2011. When the Board of Directors last considered the independence of Mr. Cordes (while he was serving as a director), it affirmatively determined that Mr. Cordes met the categorical standards of independence, where applicable, and had no material relationship with Comerica (either directly or as a partner, shareholder or officer of an organization that has a relationship with Comerica) other than as a director.

Review of Transactions with Related Persons

Comerica has adopted a Regulation O Policy and Procedure document to implement the requirements of Regulation O of the Federal Reserve Board, which restricts the extension of credit to directors and executive officers and their family members, as well as 10% or greater shareholders, and the related interests of any of the foregoing. Under the policy and procedure, extensions of credit that exceed regulatory thresholds must be approved by the board of the appropriate subsidiary bank.

Comerica also has other procedures and policies for reviewing transactions between Comerica and its directors and executive officers, their immediate family members and entities with which they have a position or relationship. These other procedures are intended to determine whether any such transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer.

Annually, each director and executive officer is required to complete a director, director nominee and executive officer questionnaire, and each non-management director is required to complete an independence certification. Both of these documents elicit information about related person transactions. The Governance, Compensation and Nominating Committee and the Board of Directors annually review the transactions and relationships disclosed in the questionnaire and certification, prior to the Board of Directors making a formal determination regarding the directors' independence. To assist them in their review, the Governance, Compensation and Nominating Committee and the Board of Directors use the categorical standards found in Comerica's Corporate Governance Guidelines, as discussed above.

In order to monitor transactions that occur between the annual review, the independence certification also obligates the directors to immediately notify Comerica's Head of Legal Affairs in writing if they discover that any statement in the certification was untrue or incomplete when made, or if any statement in the certification becomes untrue or incomplete at any time in the future. Likewise, under the Code of Business Conduct and Ethics for Members of the Board of Directors, any situation that involves, or may involve, a conflict of interest with Comerica, should be promptly disclosed to the Chairman of the Board, who will consult with the Chair of the Governance, Compensation and Nominating Committee.

Executive officers are bound by the Code of Business Conduct and Ethics for Employees and, in the case of the Chief Executive Officer and senior financial officers, by the Senior Financial Officer Code of Ethics.

The Regulation O Policy and Procedure, questionnaire, certification, Corporate Governance Guidelines, Code of Business Conduct and Ethics for Members of the Board of Directors, Code of Business Conduct and Ethics for Employees and Senior Financial Officer Code of Ethics are all in writing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2011, Mr. Cregg, Ms. Kane, Mr. Lindner and Mr. Piergallini served as members of the Governance, Compensation and Nominating Committee. No such individual is, or was during 2011, an officer or employee of Comerica or any of its subsidiaries, nor was any such member formerly an officer of Comerica or any of its subsidiaries.

COMPENSATION OF DIRECTORS

The Governance, Compensation and Nominating Committee determines the form and amount of non-employee director compensation and makes a recommendation to the Board of Directors for final approval. In determining director compensation, the Governance, Compensation and Nominating Committee considers the recommendations of Mr. Babb, as well as information provided by Aon Hewitt, a nationally known compensation consulting firm retained by the Governance, Compensation and Nominating Committee to provide market analyses and consulting services on director compensation matters.

The table below illustrates the compensation structure for non-employee directors in 2011. Employee directors receive no compensation for their Board service. In addition to the compensation described below, each director is reimbursed for reasonable out-of-pocket expenses incurred for travel and attendance related to meetings of the Board of Directors or its committees.

Elements of 2011 Compensation	Amount
Annual Retainer (cash)(1)	$45,000
Annual Committee Chair and Vice Chair Retainer (cash)(2)	$10,000
Annual Facilitating Director Retainer (cash)	$10,000
Board or Committee Meeting Fees — per meeting (cash)	$ 1,500
Board Sponsored Training Seminar Fees — per seminar (cash)	$ 1,500
Briefing Fees — per briefing session (cash)	$ 1,500
Restricted Stock Unit Award(3)	$65,000

Footnotes:

(1)
The annual retainer was increased from $40,000 to $45,000, effective July 26, 2011.

(2)
Additional annual retainer for the chair and, if applicable, vice chair, of each committee with the exception of the chair and vice chair of the Audit Committee, who received a committee chair/vice chair annual retainer in the amount of $15,000.

(3)
Comerica has an Incentive Plan for Non-Employee Directors, under which a total of 500,000 shares of common stock of Comerica can be issued as stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards. On July 26, 2011, each non-employee director received a grant of 1,937 restricted stock units with a fair market value of $65,000 based on the closing stock price the date of grant. These restricted stock units vest one year after the grant date, if the director remains in service during the vesting period. Awards will be settled in common stock one year after the director is no longer on the Board.

Deferred Compensation Plans.    Comerica allows non-employee directors to defer some or all of their annual retainer(s), as well as meeting or training fees, under two deferred compensation plans. Under the first plan, deferred compensation earns a return based on the return of Comerica common stock during the deferral period. Deferred compensation under this plan is settled in Comerica's common stock. Under the second plan, deferred compensation earns a return based on investment funds elected by the director. Deferred compensation under this plan is settled in cash.

Stock Option Plans.    Comerica has not granted stock options to non-employee directors since 2004. Comerica formerly had a stock option plan for non-employee directors under which a total of 375,000 shares of common stock could be issued as options. On the date of each Annual Meeting of Shareholders, Comerica granted each non-employee director an option to purchase shares of common stock of Comerica. The exercise price of each option is the fair market value of each share of common stock on the date the option was granted.

Comerica also formerly had a stock option plan for non-employee directors of its affiliated banks (the "Bank Directors Option Plan"), under which a total of 450,000 shares of common stock of Comerica could be issued as options. Any current Comerica director who previously was a non-employee director of an affiliated bank received options under the Bank Directors Option Plan during the period that the non-employee director served on the board of the affiliated bank. Comerica terminated the Bank Directors Option Plan, as there currently are no non-employee directors on the boards of Comerica's affiliated banks.

Retirement Plans for Directors.    Until May 15, 1998, Comerica and Comerica Bank, its wholly owned subsidiary, each had a retirement plan for non-employee directors who served at least five years on the Board. The plans terminated on May 15, 1998, and benefit accrual under the plans froze on the same date. Any non-employee director of either Comerica or Comerica Bank as of May 15, 1998 who served at least five years on the Board, whether before or after that date, has vested benefits under the plans. Any director who became a non-employee director of either Comerica or Comerica Bank on or after May 15, 1998, is not eligible to participate in the plans.

However, non-employee directors who became members of the Board of Comerica in the year 2000, but who were directors of Comerica Bank prior to May 15, 1998, are covered by the Comerica Bank retirement plan.

Under the plans, Comerica or Comerica Bank, as appropriate, accrued one month of retirement income credit for each month of service as of May 15, 1998, up to a maximum of 120 months, on behalf of each eligible director. Benefits under the plans become payable when the director reaches age 65 or retires from the Board, whichever occurs later. Payments may commence prior to the director's 65th birthday if he or she retires from the Board due to illness or disability. There is no survivor benefit. If a director passes away before all, or any, payments have been made, his or her beneficiary does not receive any payment. The maximum benefit payable is $20,000 per year for 10 years.

The following table provides information on the compensation of Comerica's directors who served at any point during the fiscal year ended December 31, 2011.

2011 Director Compensation Table

Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)(6)	All Other Compensation(7) ($)	Total ($)
James F. Cordes	40,000		—	—	—	13,333	53,333
Roger A. Cregg	84,147	65,000	—	—	—	—	149,147
T. Kevin DeNicola	106,147	65,000	—	—	—	—	171,147
Jacqueline P. Kane	64,647	65,000	—	—	—	—	129,647
Richard G. Lindner	90,647	65,000	—	—	—	—	155,647
Alfred A. Piergallini	64,647	65,000	—	—	—	—	129,647
Robert S. Taubman	58,647	65,000	—	—	—	—	123,647
Reginald M. Turner, Jr.	89,647	65,000	—	—	—	—	154,647
Nina G. Vaca	79,647	65,000	—	—	—	—	144,647

Footnotes:

(1)
Employee directors do not receive any compensation with respect to their service on the Board; accordingly, Mr. Babb is not included in this table.

(2)
This column reports the amount of cash compensation earned in 2011 for Board and committee service. Comerica pays the applicable retainer and meeting fees to each director on a quarterly basis. The annual retainer fee is paid prospectively at the beginning of each quarter for that quarter's service. The annual committee chair retainer, annual Facilitating Director retainer and meeting fees are paid retrospectively at the beginning of each quarter for service and meetings attended in the prior quarter. As a result of this practice, fees paid in 2011 that were earned in the fourth quarter of 2010 are not included in the table. However, fees paid in 2012 that were earned in the fourth quarter of 2011 are included in the table.

(3)
This column represents the grant date fair value of restricted stock units granted to each of the Directors in 2011 in accordance with ASC 718 and Item 402 of Regulation S-K. The 2011 dividend equivalents associated with the outstanding restricted stock unit accounts for each of the non-employee directors who served on the Board during 2011 are as follows: Mr. Cordes: $4,003; Mr. Cregg: $3,154; Mr. DeNicola: $3,154; Ms. Kane: $1,842; Mr. Lindner: $2,658; Mr. Piergallini: $4,197; Mr. Taubman: $4,197; Mr. Turner: $4,035; and Ms. Vaca: $1,842. The aggregate number of restricted stock units, including dividend equivalents, outstanding as of December 31, 2011 for each of the non-employee directors who served on the Board during 2011, is as follows: Mr. Cordes: 10,093 stock units; Mr. Cregg: 9,409 stock units; Mr. DeNicola: 9,409 stock units; Ms. Kane: 6,102 stock units; Mr. Lindner: 8,159 stock units; Mr. Piergallini: 12,039 stock units; Mr. Taubman:12,039 stock units; Mr. Turner: 11,631 stock units; and Ms. Vaca: 6,102 stock units. Mr. Cordes retired from the Board of Directors effective April 26, 2011.

(4)
Comerica has not granted stock options to directors since 2004. For more information about the prior plans, see the "Stock Option Plans" section above. The aggregate number of stock options outstanding as of December 31, 2011 for each of the non-employee directors who served on the Board during 2011 is as follows: Mr. Cordes: 7,500 options;

  Mr. Cregg: no options; Mr. DeNicola: no options; Ms. Kane: no options; Mr. Lindner: no options; Mr. Piergallini: 7,500 options; Mr. Taubman: 7,500 options; Mr. Turner: no options; and Ms. Vaca: no options.

(5)
None of the earnings under the deferred compensation programs are above-market or preferential, so no such amounts are shown in this column. For more details see the "Deferred Compensation Plans" section listed above.

(6)
Because benefit accruals froze for both of Comerica's director retirement plans on May 15, 1998, there was no change in the participants' pension values in 2011, other than Mr. Cordes's pension values, which decreased $13,333 due to distributions paid to him in 2011, as described in footnote 7 to this table. Directors who served in 2011 and who are covered by the retirement plans include: Mr. Cordes, Mr. Piergallini, and Mr. Taubman.

(7)
For Mr. Cordes, this column includes payments from the pension plan described above under "Retirement Plans for Directors" following his retirement.

For additional information regarding Comerica's equity compensation plans, please refer to Note 1 (see pages F-55 through F-63) and Note 17 (see pages F-100 through F-101) to the Consolidated Financial Statements contained in Comerica's Annual Report to Shareholders for the year ended December 31, 2011.

PROPOSAL II SUBMITTED FOR YOUR VOTE

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors recommends that you vote "FOR"
the proposal set forth below.

The Audit Committee of Comerica has selected Ernst & Young LLP ("Ernst & Young"), independent auditors, to audit our financial statements for the fiscal year ending December 31, 2012, and recommends that the shareholders vote for ratification of such appointment.

Ernst & Young has served as our independent auditors since 1992. As a matter of good corporate governance, the selection of Ernst & Young is being submitted to the shareholders for ratification. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if Ernst & Young is ratified as independent auditors by the shareholders, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Comerica and its shareholders. Representatives of Ernst & Young are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from shareholders.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE INDEPENDENT AUDITORS.

 INDEPENDENT AUDITORS

Fees to Independent Auditor

The following aggregate fees were billed to Comerica for professional services by Ernst & Young LLP for fiscal years 2011 and 2010.

	2011	2010
Audit Fees	$2,092,177	$1,900,885
Audit-Related Fees*	364,415	269,800
Tax Fees*	228,508	171,489
All Other Fees	1,995	2,790

	$2,687,095	$2,344,964

*
Audit-Related Fees included $27,000 in 2011 and $64,800 in 2010 for audits of certain common and collective trust funds, and Tax Fees included $4,200 in 2011 and $4,000 in 2010 for certain common and collective trust fund tax compliance services.

Audit Fees

Audit fees consist of fees billed to Comerica and its subsidiaries by Ernst & Young for the audit of Comerica's annual consolidated financial statements included in our Annual Reports on Form 10-K, the review of financial statements included in Comerica's Forms 10-Q, and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Audit-related fees consist of fees billed to Comerica and its subsidiaries by Ernst & Young for the assurance and related services provided by Ernst & Young that are reasonably related to the performance of the audit or review of Comerica's financial statements. Audit-related fees consisted mainly of the audits of Comerica's benefit plans and the internal control (SSAE 16 Report for 2011 and SAS 70 Report for 2010) for Comerica's trust department. The Audit Committee considered whether, and determined that, the provision of these services is compatible with maintaining the independence of Ernst & Young.

Tax Fees

Tax fees consist of fees billed to Comerica and its subsidiaries by Ernst & Young for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning. Tax fees consisted mainly of consultation on various tax planning strategies for Comerica and its subsidiaries, IRS examinations and Form 1120. The Audit Committee considered whether, and determined that, the provision of these services is compatible with maintaining the independence of Ernst & Young.

All Other Fees

Ernst & Young billed Comerica for fees for products and services other than those described in the previous three paragraphs. Those products and services consisted of subscription fees for on-line accounting and tax research tools.

Services for Investment Vehicles

In connection with the advisory, management, trustee and similar services that Comerica's affiliates provide to mutual funds, collective funds and common trust funds, Comerica from time to time selects, and in limited circumstances employs, outside accountants to perform audit and other services for the investment vehicles. In such cases, Comerica typically uses a request-for-proposal process that has resulted in the selection of Ernst & Young among other independent public accounting firms. In addition, Ernst & Young has agreements with financial services companies pursuant to which it may receive compensation for certain transactions, including transactions in which Comerica may participate from time-to-time, and Ernst & Young also receives fees from time to time from Comerica's customers when acting on their behalf in connection with lending or other relationships between Comerica's affiliates and their customers. The fees discussed in this paragraph are not included in the totals provided in the above paragraphs because the fees are generally charged to the investment vehicle, customer or other applicable party, except as noted on the "Fees to Independent Auditor" schedule above.

Pre-Approval Policy

The Audit Committee has a policy to review, and, if such services are appropriate in the discretion of the Audit Committee, pre-approve (i) all auditing services to be provided by the independent auditor (which may entail providing comfort letters in connection with securities underwritings or statutory audits required for insurance companies for purposes of state law) and (ii) all permitted(1) non-audit services (including tax services) to be provided by the independent auditor, provided that pre-approval is not required with respect to non-audit services if (a) the aggregate amount of non-audit services provided to Comerica constitutes not more than 5% of the total amount of revenues paid by Comerica to its auditor during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by Comerica at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee has authorized its chair to pre-approve such services between Audit Committee meetings. All of the services provided by Ernst & Young for the years ended December 31, 2011 and December 31, 2010 were pre-approved by the Audit Committee under its pre-approval policy.

Footnote:

(1)
For purposes of the foregoing, permitted non-audit services shall not, unless otherwise allowed under applicable laws, include: (i) bookkeeping or other services related to the accounting records or financial statements of Comerica; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser, or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The information contained in the Audit Committee Report is not deemed to be soliciting material or to be filed for purposes of the Securities Exchange Act of 1934, shall not be deemed incorporated by reference by any general statement incorporating the document by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Comerica specifically incorporates such information by reference, and shall not be otherwise deemed filed under such acts.

 AUDIT COMMITTEE REPORT

The Audit Committee oversees Comerica's financial reporting process on behalf of the Board of Directors and is comprised of all outside directors who are independent within the meaning of, and meet the experience requirements of, the applicable rules of the New York Stock Exchange and the SEC. In addition to its duties regarding oversight of Comerica's financial reporting process, including as it relates to the integrity of the financial statements, the independent auditors' qualifications and independence and the performance of the independent auditors and Comerica's internal audit function, the Audit Committee also has sole authority to appoint or replace the independent auditors and is directly responsible for the compensation and oversight of the work of the independent auditors as provided in Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee charter, which was adopted and approved by the Board, specifies the scope of the Audit Committee's responsibilities and the manner in which it carries out those responsibilities. Management has primary responsibility for the financial statements, reporting processes and system of internal controls. In fulfilling its oversight responsibilities, among other things, the Audit Committee reviewed and discussed the audited financial statements included in Comerica's Annual Report on Form 10-K with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements and a discussion of related controls, procedures, compliance and other matters.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent auditors their independence from management and Comerica, and reviewed and considered whether the provision of non-audit services and receipt of certain compensation by the independent auditors are compatible with maintaining the auditors' independence. In addition, the Audit Committee reviewed with the independent auditors all critical accounting policies and practices to be used.

In reliance on the reviews and discussions referred to above and such other considerations as the Audit Committee determined to be appropriate, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in Comerica's Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

The Audit Committee

T. Kevin DeNicola, Chairman
Roger A. Cregg
Reginald M. Turner, Jr.
Nina G. Vaca

January 24, 2012

PROPOSAL III SUBMITTED FOR YOUR VOTE

NON-BINDING, ADVISORY PROPOSAL APPROVING EXECUTIVE COMPENSATION

The Board of Directors recommends that you vote "FOR"
the proposal set forth below.

Executive Compensation

The Governance, Compensation and Nominating Committee annually reviews Comerica's programs to ensure that they demonstrate a strong pay for performance linkage and reflect good governance and appropriate industry practice. As discussed in the "Compensation Discussion and Analysis" section beginning on page 22 of this proxy statement, our compensation programs are structured to align the interests of our executives with the interests of our shareholders; attract, retain and motivate superior executive talent; provide a competitive advantage within the banking industry and create a framework that delivers pay commensurate with financial results over the short and long-term.

At the 2011 Annual Meeting of Shareholders held on April 26, 2011, over 95% of the shares voted were voted in support of compensation paid to our named executive officers as disclosed in the 2011 proxy statement. As required pursuant to Section 14A of the Exchange Act, we are submitting to shareholders for their approval, on an advisory basis, the compensation of our named executive officers.

At the 2011 Annual Meeting of Shareholders, our shareholders supported an annual frequency for this advisory vote. As such, the Board has determined that Comerica will hold this advisory vote on the compensation of our named executive officers each year until the next required vote on the frequency of shareholder votes on executive compensation. This proposal (commonly known as a "say on pay" proposal) is set forth in the following resolution:

RESOLVED, that the shareholders of Comerica Incorporated approve the compensation paid to Comerica's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

Because your vote on this proposal is advisory, it will not be binding on the Board. However, the Governance, Compensation and Nominating Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

COMERICA'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO APPROVE EXECUTIVE COMPENSATION.

ANNUAL REPORT TO SHAREHOLDERS

Comerica mailed, or otherwise provided, the 2011 annual report to shareholders, containing financial statements and other information about the operations of Comerica for the year ended December 31, 2011, to you along with this proxy statement. You should not regard the 2011 annual report as proxy soliciting material.

OTHER MATTERS

The Board is not aware of any other matter upon which action will be taken at the Annual Meeting. The Board does not currently intend to submit any additional matters for a vote at the Annual Meeting, and no shareholder has provided the required proper notice of the shareholder's intention to propose any additional matter for a vote at the Annual Meeting. However, under Comerica's bylaws, the Board may, without notice, properly submit additional matters for a vote at the Annual Meeting. If the Board does so, the shares represented by proxies in the accompanying form will be voted with respect to the matter in accordance with the judgment of the person or persons voting the shares.

By Order of the Board of Directors

Jon W. Bilstrom Executive Vice President — Governance, Regulatory Relations and Legal Affairs, and Corporate Secretary

March 16, 2012

Location of Comerica Incorporated
2012 Annual Meeting of Shareholders

Comerica Bank Tower
1717 Main Street, 4th Floor
Dallas, Texas 75201

Comerica Bank Tower is located on the corner of Main Street and North Ervay Street in downtown Dallas.

Briefcases, purses and other bags brought to the meeting may be subject to inspection at the door.

PLEASE VOTE BY TELEPHONE OR THE INTERNET.
PLEASE READ THE INSTRUCTIONS BELOW.

Comerica encourages you to take advantage of the following convenient ways to vote your shares for matters to be covered at the 2012 Annual Meeting of Shareholders. Please take the opportunity to use one of the two voting methods outlined below to cast your ballot. These methods are easy to use and save Comerica postage and other expenses.

VOTE BY TELEPHONE: 1-800-560-1965

•
Use any touch-tone telephone to vote your proxy.

•
Have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available when you call.

•
Follow the simple instructions the system provides you.

•
You may dial this toll free number at your convenience, 24 hours a day, 7 days a week. The deadline for telephone voting is 11:59 p.m. (Central Time), April 23, 2012. For shares held in Comerica's employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 22, 2012.

(OR)

VOTE BY THE INTERNET: http://www.ematerials.com/cma

•
Use the Internet to vote your proxy.

•
Have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available when you access the website.

•
Follow the simple instructions to obtain your records and create an electronic ballot.

•
You may log on to this Internet site at your convenience, 24 hours a day, 7 days a week. The deadline for Internet voting is 11:59 p.m. (Central Time), April 23, 2012. For shares held in Comerica's employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 22, 2012.

If you vote by telephone or the Internet, please do not mail your proxy card.

THANK YOU FOR VOTING BY TELEPHONE OR THE INTERNET.

Important Notice Regarding Delivery of
Security Holder Documents

The Securities and Exchange Commission adopted rules that allow Comerica Incorporated ("Comerica") to deliver a single copy of its annual report to security holders, proxy statement, or notice of Internet availability of proxy materials, as applicable, to any household at which two or more shareholders reside who share the same last name or whom Comerica reasonably believes to be members of the same family. This procedure is referred to as "Householding." The Delaware General Corporation Law also allows Householding of notices to shareholders.

If you share the same last name and address with one or more shareholders, from now on, unless we receive contrary instructions from you, your household will receive only one copy of Comerica's annual report to security holders, notice of annual or special meeting of shareholders, proxy statement, or notice of Internet availability of proxy materials, as applicable. We will deliver, together with or subsequent to delivery of the proxy statement, a separate proxy card for each registered shareholder at your address. Householding may not apply with respect to accounts under certain of Comerica's employee benefit plans.

If you object to Householding, or if you wish to revoke your consent to Householding in the future, call Wells Fargo Shareowner Services, our Stock Transfer Agent, at (877) 602-7615. You will need to enter your account number and Comerica number 114.

If we do not hear from you, you will be deemed to have consented to the delivery of only one set of these documents to your household. Comerica intends to Household indefinitely, and your consent will be perpetual unless you revoke it. If you revoke your consent, we will begin sending you individual copies of these documents within 30 days after we receive your revocation notice.

Your participation in this program is encouraged. It will reduce the volume of duplicate information received at your household, as well as the cost to Comerica of preparing and mailing duplicate materials.

A. ELECTION OF DIRECTORS — The Board of Directors recommends a vote FOR all of the listed nominees. 1. Nominees: FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01. Richard G. Lindner 05. T. Kevin DeNicola 02. Robert S. Taubman 06. Alfred A. Piergallini 03. Reginald M. Turner, Jr. 07. Nina G. Vaca 04. Roger A. Cregg B. DIRECTOR PROPOSALS — The Board of Directors recommends a vote FOR Items 2 and 3. 2. Ratification of the Appointment of Ernst & Young as Independent Auditors For Against Abstain 3. Non-Binding, Advisory Proposal Approving Executive Compensation For Against Abstain IN THEIR DISCRETION, PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES, AND FOR ITEMS 2 AND 3. Date _____________________________________ Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. COMPANY # Please fold here – Do not separate TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD. TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD. Address Change? Mark box, sign, and indicate changes below: Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

COMERICA INCORPORATED 2012 ANNUAL MEETING OF SHAREHOLDERS Tuesday, April 24, 2012 9:30 a.m., Central Time Comerica Bank Tower 1717 Main Street, 4th Floor Dallas, Texas 75201 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 24, 2012. The proxy statement and annual report to security holders are available at www.ematerials.com/cma. If you would like to access the proxy information electronically in the future rather than receive paper copies in the mail, please visit www.ematerials.com/cma and follow the instructions. proxy This Proxy is Solicited on Behalf of the Board of Directors. The undersigned appoints Jon W. Bilstrom and Nicole V. Gersch, or either of them, as Proxies, each with the power to appoint his or her substitute, as the case may be, and authorizes them to represent and vote, as designated on the reverse side, all the shares of common stock of Comerica Incorporated held of record by the undersigned on February 24, 2012, at the Annual Meeting of Shareholders to be held on April 24, 2012, and any adjournments or postponements of the meeting. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting. This card also constitutes voting instructions to the trustees or administrators, as applicable, of certain of Comerica’s employee benefit plans to vote shares attributable to accounts the undersigned may hold under such plans as indicated on the reverse of this card. If no voting instructions are provided, the shares will be voted in accordance with the provisions of the respective plans. COMERICA INCORPORATED 2012 ANNUAL MEETING OF SHAREHOLDERS APRIL 24, 2012 9:30 a.m., Central Time Vote by Internet, Telephone or Mail Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. INTERNET www.ematerials.com/cma Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on April 23, 2012. For shares held in Comerica’s employee benefit plans, the deadline is 11:59 p.m. (CT) on April 22, 2012. Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot. TELEPHONE 1-800-560-1965 Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on April 23, 2012. For shares held in Comerica’s employee benefit plans, the deadline is 11:59 p.m. (CT) on April 22, 2012. Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you. MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided.